UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MILESTONE PHARMACEUTICALS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 30, 2025

Dear Fellow Shareholders:

On behalf of the Board of Directors of Milestone Pharmaceuticals Inc. (the “Company” or “Milestone”), I want to take this opportunity to invite you to attend our 2025 Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held at 11:00 a.m., Eastern Time, on Tuesday, June 10, 2025. During the Annual Meeting, registered shareholders and duly appointed proxyholders will vote on the proposals set forth in the Notice of Annual Meeting and the accompanying management proxy circular and proxy statement (the “Proxy Statement”), as well as receive a report on the progress of the Company. For those shareholders who have previously provided instructions to receive paper copies of our proxy materials, a paper copy will be sent to you in addition to a Notice Regarding Internet Availability of Proxy Materials (the “Notice”). The Annual Meeting will take place via a virtual meeting portal through which you can listen to the Annual Meeting, submit questions and vote online. You will not be able to attend the Annual Meeting in person.

We are providing access to our proxy materials, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, in a fast and efficient manner via the Internet to all shareholders of record as of April 15, 2025, and will post our proxy materials on the website referenced in the Notice (www.envisionreports.com/milestone2025). As more fully described in the Notice, all shareholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website will provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Your vote at the Annual Meeting is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You will find voting instructions in the Notice, the Proxy Statement and on the Proxy Card. You may vote prior to the Annual Meeting, via the Internet, by telephone or by mail, or at the Annual Meeting via the online virtual meeting platform. Alternatively, if you requested a printed copy of the proxy materials by mail, or if we elect to subsequently send you a paper Proxy Card, you may mark, date, sign and mail the Proxy Card in the envelope provided.

We appreciate your continued ownership of Milestone shares and your support.

Sincerely,

/s/ Joseph Oliveto
Joseph Oliveto
President and Chief Executive Officer

MILESTONE PHARMACEUTICALS INC.
1111 Dr. Frederik-Philips Boulevard, Suite 420,
Montréal, Québec, Canada H4M 2X6

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

JUNE 10, 2025

To the Shareholders of
Milestone Pharmaceuticals Inc.:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Milestone Pharmaceuticals Inc., a corporation existing under the laws of the province of Québec (the “Company” or “Milestone”), will be held on Tuesday, June 10, 2025, at 11:00 a.m., Eastern Time. The Meeting will take place via a virtual meeting portal through which registered shareholders and duly appointed proxyholders can listen to the Annual Meeting, submit questions and vote online. The Annual Meeting can be accessed by visiting https://meetnow.global/M7XP457. The Annual Meeting is being held virtually to enable greater participation by shareholders, and all shareholders, regardless of geographic location and equity ownership, will have an equal opportunity to participate. You will not be able to attend the Annual Meeting in person.

The purpose of the Annual Meeting will be the following:

1.	To receive the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2024 and the auditor’s report thereon, a copy of which is contained in our Annual Report to Shareholders;

2.	To elect the eight nominees named in the accompanying proxy circular and proxy statement as directors of the Company (each a “Director” and collectively, the “Directors”) to serve until the close of the 2026 Annual Meeting of Shareholders or until their successors are duly elected or appointed, or until such Director’s earlier resignation or removal;

3.	To ratify the selection by the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company (the “Board”) of PricewaterhouseCoopers LLP as independent registered public accountants (“PwC” or the “auditor”) for the Company until the close of the 2026 Annual Meeting of Shareholders and to authorize the Board to fix the auditor’s remuneration;

4.	To approve the Company’s 2019 Equity Incentive Plan, as amended, to remove the evergreen provision and increase the number of shares authorized for issuance by 4,000,000 shares; and

5.	A non-binding advisory vote on the compensation of the Company’s named executive officers;

6.	A non-binding advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers; and

7.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The record date for the Annual Meeting is April 15, 2025 (the “Record Date”). Only registered shareholders at the close of business on the Record Date will be entitled to notice of and to vote during the Annual Meeting via the virtual meeting platform or by proxy.

We are providing access to our proxy materials, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, to all shareholders of record as of the Record Date, in a fast and efficient manner via the Internet. On or around April 30, 2025, we will begin mailing a Notice Regarding Internet Availability of Proxy Materials (the “Notice”), to all shareholders of record as of the Record Date and post our proxy materials on the website referenced in the Notice (www.envisionreports.com/milestone2025). As more fully described in the Notice, all shareholders may choose to access our proxy materials free of charge on the website referred to in the Notice or may request to receive a printed set of our proxy materials free of charge. These materials will remain available on the website through the conclusion of the Annual Meeting. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. For those shareholders who have previously provided instructions to receive paper copies of our proxy materials, a paper copy will be sent to you in addition to the Notice. The management proxy circular and proxy statement (the “Proxy Statement”) that accompanies this Notice of Annual Meeting of Shareholders contains additional information regarding the proposals to be considered at the Annual Meeting, and shareholders are encouraged to read it in its entirety.

Shareholders are invited to attend the Annual Meeting via our virtual meeting platform and are urged to vote on the matters before the Annual Meeting by proxy (whether by mail, phone or the Internet). Registered shareholders who are unable to attend the Annual Meeting via our virtual meeting platform are requested to vote via the Internet prior to the Annual Meeting, by going to www.investorvote.com and following the instructions on the website, or vote by calling toll free 1-866-732-8683 on a touch tone telephone and following the instructions provided by “Vote Voice.” You will need to refer to the Proxy Card and to your 15-digit control number provided on the Notice or Proxy Card. Alternatively, if you received a printed copy of the proxy materials by mail, or if we subsequently elect to send you a paper Proxy Card, you may vote by mail by completing, dating and signing the Proxy Card and sending it to Computershare Investor Services Inc., 100 University Ave, 8th Floor, Toronto, Ontario M5J 2Y1.

Beneficial owners of shares held through a broker, bank, or other agent, should have received a voting instruction form with these proxy materials from that organization rather than from Milestone. Beneficial owners should simply complete and mail the voting instruction form in accordance with the instructions in that form to ensure that their vote is counted. Alternatively, they may vote by telephone or over the Internet by following the instructions provided by their broker, bank or other nominee if such alternative is provided. Beneficial owners should provide their voting instructions to their broker, bank or nominee sufficiently in advance of the Annual Meeting to enable their broker, bank or nominee to act upon them and in accordance with the instructions provided by their broker, bank, or other agent.

For your vote to be effective, your voting instructions must be received by Computershare Investor Services Inc. (“Computershare”) not later than 5:00 p.m. (Eastern Time) on Friday, June 6, 2025, or, in the case of any adjournment of the Annual Meeting, not less than 48 hours, excluding Saturdays, Sundays and applicable holidays, prior to the time of the rescheduled meeting. The Board may, at its discretion, accept late proxies or waive the time limit for deposit of proxies, but is under no obligation to accept or reject any late proxy. If you have voted by proxy using the Proxy Card, via fax or the Internet prior to the Annual Meeting or by telephone, any subsequent vote by proxy through any of these methods will cancel any other proxy you may have previously submitted in connection with the Annual Meeting, and only the latest dated proxy received prior to the deadline will be counted.

By Order of the Board of Directors,

/s/ Amit Hasija
Amit Hasija
Chief Financial Officer and Executive Vice President of Corporate Development

Dated: April 30, 2025

MILESTONE PHARMACEUTICALS INC.

1111 Dr. Frederik-Philips Boulevard, Suite 420
Montréal, Québec, Canada H4M 2X6

MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT

APRIL 30, 2025

2025 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 10, 2025

This Management Proxy Circular and Proxy Statement (“Proxy Statement”) contains information about the 2025 Annual Meeting of Shareholders of Milestone Pharmaceuticals Inc., a corporation existing under the laws of the province of Québec (the “Company” or “Milestone”). The meeting will be held on Tuesday, June 10, 2025, at 11:00 a.m., Eastern Time, (such meeting, and any adjournments or postponements thereof the “Annual Meeting”), for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Meeting will take place via a virtual meeting portal through which you can listen to the Annual Meeting, submit questions and vote online. The Annual Meeting can be accessed by visiting https://meetnow.global/M7XP457 . You will not be able to attend the Annual Meeting in person.

In this document, the words “Milestone,” “we,” “our,” “ours” and “us” refer only to Milestone Pharmaceuticals Inc. and not to any other person or entity. References to “US$” or “$” are to United States dollars. Unless otherwise indicated, the statistical and financial data contained in this Proxy Statement are as of December 31, 2024.

We are providing you with this Proxy Statement and related materials in connection with the solicitation of proxies by our management. See “Proxy Solicitation” below for additional information.

We are providing access to our proxy materials, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, in a fast and efficient manner via the Internet. On or around April 30, 2025, we will begin mailing a Notice Regarding Internet Availability of Proxy Materials (the “Notice”) to all shareholders of record as of the Record Date and post our proxy materials on the website referenced in the Notice (www.envisionreports.com/milestone2025). As more fully described in the Notice, all shareholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website will provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. For those shareholders who have previously provided instructions to receive paper copies of our proxy materials, a paper copy will be sent to you in addition to the Notice. All properly executed written proxies, and all properly completed proxies submitted by mail, facsimile or telephone or via the Internet, which are delivered pursuant to, and which appoint Joseph Oliveto and Amit Hasija as proxyholders in accordance with, this solicitation will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the Annual Meeting.

ELECTRONIC DELIVERY OF MILESTONE SHAREHOLDER COMMUNICATIONS

We are pleased to offer to our shareholders the benefits and convenience of electronic delivery of Annual Meeting materials, including:

●	email delivery of the Proxy Statement, Annual Report and related materials;

●	shareholder voting online;

●	reduction of the number of bulky documents shareholders receive; and

●	reduction of our printing and mailing costs associated with more traditional methods.

We encourage you to conserve natural resources and to reduce printing and mailing costs by signing up for electronic delivery of Milestone shareholder communications.

If you are a registered shareholder or a beneficial owner of common shares of the Company, or if a broker or other nominee holds your Milestone common shares, and you would like to sign up for electronic delivery, please visit www.investorcentre.com and enter the information requested to enroll. Your electronic delivery enrollment will be effective until you cancel it. If you have questions about electronic delivery, please call Milestone Investor Relations at (514) 336-0444 or send an email to ir@milestonepharma.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2025

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) is available on the Internet at our website at www.milestonepharma.com, through the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com or through the U.S. Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov. To request a printed copy of our Annual Report, which we will provide to you without charge, either write to Milestone Investor Relations at Milestone Pharmaceutics Inc., 1111 Dr. Frederik-Philips Boulevard, Suite 420 Montréal, Québec, Canada H4M 2X6, or send an email to Milestone Investor Relations at ir@milestonepharma.com.

This Proxy Statement and the Annual Report are available to registered shareholders at: www.envisionreports.com/milestone2025.

This Proxy Statement contains information regarding, among other things:

●	the date, time and location of the Annual Meeting;

●	a list of the proposals being submitted to shareholders for approval; and

●	information concerning voting, either before the Annual Meeting, during the Annual Meeting, or by proxy.

Whether or not you plan to attend the Annual Meeting, please promptly provide your voting instructions.

Your promptness in voting will assist in the expeditious and orderly processing of the proxies and in ensuring that a quorum is present. If you want to revoke your instructions at a later time prior to the vote for any reason, you may do so in the manner described in this Proxy Statement.

PROXY STATEMENT SUMMARY

This summary highlights certain information related to topics discussed in this proxy statement. This summary does not contain all of the information you should consider, and you should read this entire proxy statement carefully before voting.

Virtual Annual Meeting Information

Date:	Tuesday, June 10, 2025
Time:	11:00 a.m. Eastern Time
Location:	Online at https://meetnow.global/M7XP457
Because the Annual Meeting is being held virtually, you will not be able to attend the Annual Meeting in person.
Record Date:	April 15, 2025

How to Vote if You are a Shareholder of Record

By Internet (prior to the Annual Meeting)	By Telephone	By Mailing your Proxy Card

Visit 24/7 www.investorvote.com	Dial toll-free 24/7 1-866-732-8683	Cast your ballot, sign your proxy card and send by free post
Visit www.investorvote.com and have available the control number included on your Proxy Card. Your internet vote must be received by June 6, 2025 at 5:00 p.m. Eastern Time, or if the Annual Meeting is adjourned or postponed at least 48 hours (excluding Saturdays, Sundays and applicable holidays) prior to the rescheduled time of the Annual Meeting.	Dial toll-1-866-732-8683 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed Proxy Card. Your telephone vote must be received by June 6, 2025 at 5:00 p.m. Eastern Time, or if the Annual Meeting is adjourned or postponed at least 48 hours (excluding Saturdays, Sundays and applicable holidays) prior to the rescheduled time of the Annual Meeting.	Complete, sign and date the enclosed Proxy Card and return it in the envelope provided early enough for it to be received by June 6, 2025 at 5:00 p.m. Eastern Time, or if the Annual Meeting is adjourned or postponed at least 48 hours (excluding Saturdays, Sundays and applicable holidays) prior to the rescheduled time of the Annual Meeting.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice (as defined below) from that organization rather than from Milestone. Simply complete and mail the voting instruction form in accordance with the instructions on that form to ensure that your vote is counted. Alternatively, you may vote over the Internet as instructed by your broker or bank. Beneficial owners should provide their voting instructions to their broker, bank or nominee sufficiently in advance of the Annual Meeting and in accordance with the voting instructions provided by their broker, bank or other nominee. To vote virtually at the Annual Meeting, you must:

●	first appoint yourself as a proxyholder prior to June 6, 2025 at 5:00 p.m. Eastern Time, or if the Annual Meeting is adjourned or postponed if the Annual Meeting is adjourned or postponed at least 48 hours (excluding Saturdays, Sundays and applicable holidays) prior to the rescheduled time of the Annual Meeting; and

●	then register in advance of the Annual Meeting by going to http://www.computershare.com/milestone. We recommend you register at least one hour prior to the start of the Annual Meeting. Upon registration, Computershare will provide you with a control number to use to access the meeting.

A beneficial owner may appoint themselves as proxyholder in one of the following ways:

●	If you are a beneficial owner outside of the United States, you must insert your own name in the space provided on the voting instruction form sent to you by your broker, bank, or other agent (or you may be able to do so on-line if your broker, bank, or other agent provides that alternative), and follow all of the applicable instructions provided by your broker, bank, or other agent. It is important that you comply with the signature and return instructions provided by your broker, bank, or other agent.

●	If you are a beneficial owner within the United States, you must first obtain a valid legal proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent, or contact your broker, bank or other agent to request a legal proxy form. After obtaining a valid legal proxy from your broker, bank or other agent, you must then submit a copy of your legal proxy to Computershare. Requests for registration should be directed to Computershare either by mail at Computershare Investor Services Inc., 100 University Ave, 8th Floor, Toronto, Ontario M5J 2Y1 or by email at service@computershare.com.

If you are a shareholder or beneficial owner who has registered to attend the Annual Meeting online:

●	You may vote and submit questions during the Annual Meeting by following the instructions on the log-in page for the webcast.

●	If you encounter technical difficulties or trouble accessing the live webcast of the Annual Meeting or other technical issues during the Annual Meeting, please call the technical support number that will be posted on the log-in page for the Annual Meeting for assistance.

Cast Your Vote Right Away

Proposals	More Information	Board of Directors Recommendation
Proposal No. 1: Election of eight directors to hold office until the 2026 Annual Meeting of Shareholders	Page 22	“FOR” the election of each of Robert J. Wills, Stuart M. Duty, Seth H.Z. Fischer, Lisa M. Giles, Joseph Oliveto, Joseph C. Papa, Andrew R. Saik and Michael Tomsicek.

Proposal No. 2:

Ratification of the selection by the Audit Committee of PwC as auditor for the Company until close of the 2026 Annual Meeting of Shareholders and to authorize the Board to fix the auditor’s remuneration

	Page 44	“FOR”
Proposal No. 3: Approval of the Company’s 2019 Equity Incentive Plan, as amended, to remove the evergreen provision and increase the number of shares authorized for issuance by 4,000,000 shares	Page 46	“FOR”
Proposal No. 4: A non-binding advisory vote on the compensation of the Company’s named executive officers	Page 58	“FOR”
Proposal No. 5: A non-binding advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers	Page 59	“ONE YEAR”

Governance Highlights

We are committed to maintaining strong corporate governance practices and continuing to build on our success and long-term shareholder value. The highlight of our corporate governance practices include the following:

Governance Item	Outcome
● All of our directors are independent, other than our Chief Executive Officer, including 100% independence among members of the Audit Committee, Compensation Committee and Nominating and Governance Committee.	● We have an independent Chair of the Board.

● We have adopted a robust Code of Business Conduct and Ethics which is available on our website at https://investors.milestonepharma.com/governance/governance-documents	● On average, our directors as of the date of this proxy statement had a 99% attendance rate for meetings of our Board and 93% attendance rate for committee meetings.

● We proactively engage with our shareholders throughout the year.	● We do not have a shareholder rights plan (i.e., no poison pill).

● We prohibit our insiders, including our executive team, from pledging our securities or purchasing our securities on margin.	● We conduct regular executive sessions of independent directors at meetings of our Board.

● We do not have a classified Board. Our directors serve one-year terms and are elected annually by our shareholders.	● The average tenure of our existing directors who are included in the nominees for director is 40 months.

Nominees for Director

The names of the nominees for directors and certain information about each individual as of April 15, 2025, unless noted otherwise, are set forth below:

Name	Positions and Committee Membership on Milestone Board	Director Since	Age	Independent
Robert J. Wills	Director and Chair of the Board, Audit Committee and Nominating and Corporate Governance Committee member	October 2020	71	Yes
Stuart M. Duty	Director, Nominating and Corporate Governance Committee member	July 2024	60	Yes
Seth H.Z. Fischer	Director and Nominating and Corporate Governance Committee Member	March 2023	69	Yes
Lisa M. Giles	Director and Nominating and Corporate Governance Committee member	October 2020	66	Yes
Joseph Oliveto	President, Chief Executive Officer and Director	July 2017	58	No
Joseph C. Papa	Director and Compensation Committee member	September 2024	69	Yes
Andrew R. Saik	Director and Audit Committee member	July 2024	55	Yes
Michael Tomsicek	Director, Audit Committee and Compensation Committee member	April 2019	59	Yes

Shareholder Engagement

Commitment to Ongoing Shareholder Engagement

Milestone is committed to having regular and meaningful engagement with our shareholders in order to obtain their insight and perspectives on our strategy, research & development, commercialization, operations, executive compensation, corporate governance and other issues that are important to them. Feedback from our shareholders informs our Board’s and management team’s approach to making strategic decisions that are in the best interests of the Company and all investors. This collaborative relationship is a key part of our philosophy and we will continue to seek opportunities to maintain a dialogue with our shareholders.

Throughout the year, we regularly participate in healthcare conferences and other public events, where we also meet with shareholders and analysts to share our perspectives and to solicit their feedback on our performance. Feedback and ideas received from these events and meetings are shared with our Board on an ongoing basis.

Our responsibility to shareholders is one of our core values. The Board and management team prioritize building and maintaining meaningful relationships with our shareholders, including learning and understanding their viewpoints. We encourage our shareholders to communicate with us to let us know their thoughts about Milestone or to bring a particular matter to our attention. Our Board has created a process for anyone to communicate directly with our Board, any committee of the Board, the non-employee directors of the Board collectively or any individual director, including our Board Chair. Any interested party wishing to contact our Board may do so in writing by sending a letter to Milestone Pharmaceuticals, Inc., 1111 Dr. Frederik-Philips Boulevard, Suite 420, Montréal, Québec, Canada H4M 2X6, Attention: Corporate Secretary.

Engagement Program

The Company maintains a robust shareholder engagement program that is designed to have several touchpoints throughout the year in order to create multiple opportunities to solicit feedback on topics of importance to shareholders:

Season	Engagement Focus
Spring/Summer	The Company releases its proxy statement with respect to its upcoming annual meeting and extends invitations to institutional investors to discuss their perspectives, including the matters to be voted on at the upcoming annual meeting.

Fall	Our Board considers the results of the annual meeting and shareholder feedback more broadly, which helps identify the key topics on which to engage shareholders through the end of the year.

Winter	Our Board and management engage with shareholders with respect to a number of topics, including our corporate governance practices.

The Company frequently updates its shareholders and analysts on key developments in drug research and development (“R&D”), commercialization strategy, approvals and other milestones through webcasts.

QUESTIONS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Milestone Pharmaceuticals Inc. (sometimes referred to as the “Company” or “Milestone”) is soliciting your proxy to vote at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”), including at any adjournments or postponements of the meeting. All registered shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 30, 2025 to all shareholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or after April 30, 2025.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notice to ensure that all of your shares are voted.

How do I attend the Annual Meeting?

The Annual Meeting will be held on Tuesday, June 10, 2025 at 11:00 a.m. Eastern Time. Shareholders can attend the Meeting via our virtual meeting platform through which you can listen to the Annual Meeting. The Annual Meeting will take place via a virtual meeting portal through which you can listen to the Meeting, submit questions and vote online. The Annual Meeting can be accessed by visiting https://meetnow.global/M7XP457. If you follow the instructions on how to vote during the Annual Meeting below, you will also be able to submit questions and vote online.

Whether or not you participate in the Annual Meeting, it is important that you vote your shares.

We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately 30 minutes before the Annual Meeting on June 10, 2025. You will not be able to attend the Annual Meeting in person.

Will a list of registered shareholders as of the Record Date be available?

For the ten days ending the day prior to the Annual Meeting, a list of our registered shareholders as of the close of business on the Record Date will be available for examination by any shareholder of record for a legally valid purpose at our corporate headquarters during regular business hours. To access the list of registered shareholders beginning May 31, 2025 and until the Annual Meeting, shareholders should email ir@milestonepharma.com.

What if I need technical assistance accessing or participating in the virtual Annual Meeting?

If you encounter any difficulties accessing the virtual meeting platform during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting platform log in page.

Can I ask questions at the Annual Meeting?

Only registered shareholders as of the Record Date for the Annual Meeting and their proxy holders may submit questions or comments at the Annual Meeting. If you would like to submit a question, you may do so by joining the virtual Annual Meeting at https://meetnow.global/M7XP457 and typing your question in the box in the Annual Meeting portal.

To help ensure that we have a productive and efficient meeting, and in fairness to all shareholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. In accordance with the rules of conduct, we ask that you limit your remarks to a brief question or comment that is relevant to the Annual Meeting or our business and that remarks are respectful of your fellow shareholders and meeting participants. Questions may be grouped by topic by our management with a representative question read aloud and answered. In addition, questions may be ruled as out of order if they are, among other things, irrelevant to our business, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests. Questions will be addressed in the question and answer portion of the Annual Meeting.

Who can vote at the Annual Meeting?

Each shareholder is entitled to one vote for each common share owned as of the close of business on April 15, 2025, the Record Date for the purpose of determining holders of common shares entitled to receive notice of and to vote during the Annual Meeting.

As of the Record Date, 53,464,273common shares were issued and outstanding and entitled to be voted during the Annual Meeting. See the section entitled “Authorized Share Capital” in the Certificat de refonte (which, in English, means “Certificate of consolidation”) filed by the Company on May 14, 2019 on SEDAR at www.sedar.com for details regarding the terms of the Company’s class of common shares and class of preferred shares.

Shareholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with Milestone’s transfer agent, Computershare, then you are a shareholder of record. As a shareholder of record, you may vote at the Annual Meeting or by proxy. See “How do I vote?” below for additional information. Whether or not you plan to attend the meeting, we urge you to fill out and return vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a Proxy Card that you may request or that we may elect to deliver at a later time to ensure your vote is counted by June 6, 2025 at 5:00 p.m. Eastern Time, or if the Annual Meeting is adjourned or postponed at least 48 hours (excluding Saturdays, Sundays and applicable holidays) prior to the rescheduled time of the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. You may access the meeting as a guest by visiting https://meetnow.global/M7XP457. However, as a guest you will not be able to submit questions or vote at the Annual Meeting. See “How do I vote?” below for information on how to submit questions and vote at the Annual Meeting.

What if I cannot find my control number?

Please note that if you do not have your 15-digit control number and you are a registered shareholder, operators at 1-800-564-6253 will be able to provide your control number to you.

If you are a beneficial owner you will receive a control number from Computershare upon registering to attend the Annual Meeting after you have appointed yourself as your proxyholder.

What decisions will the shareholders be making at the Annual Meeting?

You will be asked to vote on each of the following proposals:

●	the election of eight Directors to serve until the close of the 2026 Annual Meeting of Shareholders or until their successors are duly elected or appointed, or until such Directors’ earlier resignation or removal (“Proposal No. 1”); and

●	the ratification of the selection by the Audit Committee of PricewaterhouseCoopers LLP as auditor for the Company until close of the 2026 Annual Meeting of Shareholders and to authorize the Board to fix the auditor’s remuneration (“Proposal No. 2”);

●	Approval of the Company’s 2019 Equity Incentive Plan, as amended, to remove the evergreen provision and increase the number of shares authorized for issuance by 4,000,000 shares (“Proposal No. 3”);

●	A non-binding advisory vote on the compensation of the Company’s named executive officers (“Proposal No. 4”);

●	A non-binding advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers (“Proposal No. 5”).

The Board recommends that you vote FOR each of the directors named in Proposal No. 1, FOR each of Proposal No. 2, Proposal No. 3 and Proposal No. 4 and ONE YEAR for Proposal No. 5.

In addition, you may be asked to vote in respect of any other matters that may properly be brought before the Annual Meeting. As of the date of this Proxy Statement, the Board is not aware of any such other matters.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I appoint a proxyholder?

Your proxyholder is the person you appoint to cast your votes on your behalf. You can choose anyone you want to be your proxyholder; it does not have to be any of the persons we have designated in the Proxy Card. Please ensure that the person you have appointed will be attending the Annual Meeting via the virtual meeting platform and is aware that he or she will be voting your common shares. Please note that the option to appoint your own proxyholder is not available if you vote by telephone or via the Internet prior to the Annual Meeting.

If you are a registered shareholder, you may appoint someone else as your proxyholder by inserting the name of the person you would like to appoint as your proxyholder in the blank space provided in the Proxy Card and sending it to Computershare Investor Services Inc., 100 University Ave, 8th Floor, Toronto, Ontario M5J 2Y1. Your Proxy Card must be received by June 6, 2025 at 5:00 p.m. Eastern Time, or if the Annual Meeting is adjourned or postponed at least 48 hours (excluding Saturdays, Sundays and applicable holidays) prior to the rescheduled time of the Annual Meeting. You must also register your proxyholder in advance of the Annual Meeting by going to http://www.computershare.com/milestone. We recommend you register at least one hour prior to the start of the Annual Meeting. Upon registration, Computershare will provide your proxyholder with a control number to use to access the Annual Meeting.

If you are a beneficial owner you may appoint a proxyholder in one of the following ways:

●	If you are a beneficial owner outside of the United States, you must insert the name of the person you would like to appoint as your proxyholder in the space provided on the voting instruction form sent to you by your broker, bank, or other agent (or you may be able to do so on-line if your broker, bank, or other agent provides that alternative), and follow all of the applicable instructions provided by your broker, bank, or other agent. It is important that you comply with the signature and return instructions provided by your broker, bank, or other agent.

●	If you are a beneficial owner within the United States, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Annual Meeting. Follow the instructions from your broker, bank or other agent, or contact your broker, bank or other agent to request a legal proxy form. After first obtaining a valid legal proxy from your broker, bank or other agent, you must then submit a copy of your legal proxy to Computershare. Requests for registration should be directed to Computershare either by mail at Computershare Investor Services Inc., 100 University Ave, 8th Floor, Toronto, Ontario M5J 2Y1 or by email at uslegalproxy@computershare.com.

You must also register your proxyholder in advance by going to http://www.computershare.com/milestone. We recommend that your proxyholder register at least one hour prior to the start of the Annual Meeting. Upon registration, Computershare will provide your proxyholder with a control number to use to access the Annual Meeting.

If I change my mind, can I revoke my proxy once I have given it?

If you are a beneficial owner, you can revoke your prior voting instructions by providing new instructions on a voting instruction form with a later date. Otherwise, contact your broker, bank, or other agent if you want to change your voting instructions. Any new voting instructions given to intermediaries in connection with the revocation must be received in sufficient time to allow intermediaries to act on such instructions prior to the deadline for the deposit of proxies of 5:00 p.m. (Eastern Time) on Friday, June 6, 2025, or at least 48 hours (excluding Saturdays, Sundays and applicable holidays) prior to the time of the Annual Meeting if it is rescheduled. If you choose to provide voting instructions multiple times, only the latest one which is not revoked and is received prior to such deadline will be counted.

If you are a registered shareholder, you may revoke any proxy that you have given until 5:00 p.m. (Eastern Time) on Friday, June 6, 2025 by voting again by telephone or via the Internet as instructed above, by signing and dating a new Proxy Card and submitting it as instructed above, by giving written notice of such revocation to the Corporate Secretary of the Company at our address, by revoking it during the Annual Meeting or by voting by ballot via our virtual meeting platform during the Annual Meeting. If you choose to submit a proxy multiple times prior to the Annual Meeting whether by telephone, via the Internet or by mail, or a combination thereof, only your latest vote, which is not revoked and is received prior to 5:00 p.m. (Eastern Time) on Friday, June 6, 2025 (or 48 hours, excluding Saturdays, Sundays and applicable holidays, before the Meeting if it is rescheduled) will be counted unless you attend and vote by ballot via our virtual meeting platform. A registered shareholder participating in a vote by ballot via our virtual meeting platform during the Annual Meeting will automatically be deemed to revoke any proxy previously given by that shareholder regarding business considered by that vote. However, mere attendance at the Annual Meeting via our virtual meeting platform by a registered shareholder who has voted by proxy does not revoke such proxy.

How do I vote?

The voting process is different depending on whether you are a record or beneficial owner:

●	You are a registered shareholder if your name appears in our share register.

●	You are a beneficial owner if your common shares are held on your behalf by a bank, trust company, securities broker, trustee or other intermediary. This means the common shares are registered in your broker, bank, or other agent’s name, and you are the beneficial owner. Most shareholders are beneficial owners.

Beneficial owners

If you are a beneficial owner, your broker, bank, or other agent will send you a voting instruction form. This form will instruct the broker, bank, or other agent how to vote your common shares at the Annual Meeting on your behalf. You should carefully follow the instructions provided by the broker, bank, or other agent (including with respect to applicable timelines for providing voting instructions, which may be different from those described in this Proxy Statement) and contact the broker, bank, or other agent promptly if you need help. The Company will pay for intermediaries to forward proxy materials to beneficial owners, including objecting beneficial owners. Please mark your voting instructions on the voting instruction form provided by the broker, bank, or other agent, sign it, and return it as instructed by your broker, bank, or other agent. Your broker, bank, or other agent may have also provided you with the option of voting by telephone or fax or via the Internet prior to the Annual Meeting. Your broker, bank, or other agent must receive your voting instructions in sufficient time for your broker, bank, or other agent to act on them prior to the deadline for the deposit of proxies of 5:00 p.m. (Eastern Time) on Friday, June 6, 2025, or, in the case of any adjournment of the Annual Meeting, not less than 48 hours (excluding Saturdays, Sundays and applicable holidays) prior to the rescheduled Annual Meeting.

If you wish to vote or ask questions at the Meeting, you must:

●	first appoint yourself as a proxyholder prior to June 6, 2025 at 5:00 p.m. Eastern Time, or if the Annual Meeting is adjourned or postponed at least 48 hours (excluding Saturdays, Sundays and applicable holidays) prior to the rescheduled time of the Annual Meeting; and

●	then register in advance of the Annual Meeting by going to http://www.computershare.com/milestone. We recommend you register at least one hour prior to the start of the Annual Meeting. Upon registration, Computershare will provide you with a control number to use to access the Annual Meeting.

In order to vote online during the Annual Meeting you must visit https://meetnow.global/M7XP457 and enter the 15-digit control number provided to you by Computershare upon registering to attend the Annual Meeting after you have appointed yourself as your proxyholder. For instructions on how a beneficial owner may appoint themselves as proxyholder, see “How do I appoint a proxyholder?” above.

Beneficial owners who have not been appointed as proxyholder or who have not registered with Computershare prior to the Annual Meeting may nevertheless attend the Annual Meeting by clicking “I am a guest” and completing the online form. However, they will not be permitted to vote or ask questions during the Annual Meeting.

Record shareholders

Whether or not you plan to attend the Annual Meeting via our virtual meeting platform, you may vote your common shares by proxy by any one of the following methods:

●	By telephone: Call toll free 1-866-732-8683. You will be prompted to provide your 15-digit control number printed on the Proxy Card or Notice. The telephone voting service is available until 5:00 p.m. (Eastern Time) on Friday, June 6, 2025. You may not appoint a person as proxyholder other than the Board nominated proxies named in the Proxy Card when voting by telephone.

●	Via the Internet at the Annual Meeting: Go to https://meetnow.global/M7XP457 and enter the 15-digit control number provided on the Notice or Proxy Card.

●	Via the Internet prior to the Annual Meeting: Go to www.investorvote.com and follow the instructions on the website prior to 5:00 p.m. (Eastern Time) on Friday, June 6, 2025.

●	By mail: If you requested a paper copy of these proxy materials, or if we elect to send you a paper Proxy Card, mark, sign and date your Proxy Card and return it using the enclosed return envelope to Computershare, 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1. Computershare must receive your Proxy Card not later than 5:00 p.m. (Eastern Time) on Friday, June 6, 2025 in order for your vote to be counted. If the Annual Meeting is adjourned or postponed, Computershare must receive your Proxy Card at least 48 hours, excluding Saturdays, Sundays and applicable holidays, before the rescheduled meeting.

In order to vote online during the Annual Meeting you must visit https://meetnow.global/M7XP457 and enter the 15-digit control number provided on your Notice or Proxy Card.

We provide Internet proxy voting to allow you to vote your common shares via the Internet by proxy prior to the Annual Meeting, and through the Internet via our virtual meeting platform during the Annual Meeting, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions or your vote. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each common share you own as of the Record Date.

How will my common shares be voted if I give my proxy?

On the Proxy Card, you can indicate how you want your proxyholder to vote your common shares, or you can let your proxyholder decide for you by signing and returning the Proxy Card without indicating a voting preference in one or more proposals. Signed but unmarked Proxy Cards will be voted FOR each of the directors named in Proposal No. 1, FOR Proposal No. 2, Proposal No. 3 and Proposal No. 4 and ONE YEAR for Proposal No. 5. If you have specified on the Proxy Card how you want to vote on a particular proposal, then your proxyholder must vote your common shares accordingly, including on any ballot that may be called for.

If you have not specified how to vote on a particular proposal, then your proxyholder can vote your common shares as he sees fit. Unless you specify voting instructions, Joseph Oliveto and Amit Hasija, as your proxyholders, will vote your common shares as follows:

●	FOR the election of each of the eight Director nominees proposed by the Board in this Proxy Statement to serve until the close of the 2026 Annual Meeting of Shareholders or until their successors are duly elected or appointed, or until such Director’s earlier resignation or removal; and

●	FOR the ratification of the selection by the Audit Committee of PwC as auditor for the Company until the close of the 2026 Annual Meeting of Shareholders and to authorize the Board to fix the auditor’s remuneration.

●	FOR the Company’s 2019 Equity Incentive Plan, as amended, to remove the evergreen provision and increase the number of shares authorized for issuance by 4,000,000 shares.

●	FOR the compensation of the Company’s named executive officers.

●	ONE YEAR for the frequency of future advisory votes on the compensation of the Company’s named executive officers.

What is the effect if I do not cast my vote?

If a registered shareholder does not cast its vote by proxy or in any other permitted fashion, no votes will be cast on its behalf on any of the items of business at the Annual Meeting.

If a beneficial owner does not instruct its broker, bank, or other agent on how to vote on any of the items of business at the Annual Meeting and the broker, bank, or other agent does not have discretionary authority to vote the beneficial owner’s common shares on the matter, or elects not to vote in the absence of instructions from the beneficial owner, no votes will be cast on behalf of such beneficial owner with respect to such item (a “broker non-vote”). If you are a beneficial owner, whose common shares are held of record by a broker authorized to trade on the New York Stock Exchange (“NYSE”), NYSE rules permit your broker to exercise discretionary voting authority to vote your common shares on the ratification of the appointment of PwC as the Company’s auditor, even if the broker does not receive voting instructions from you. However, NYSE rules do not permit your broker to exercise discretionary authority to vote on any of Proposal No. 1, Proposal No. 3, Proposal No. 4 or Proposal No. 5 without instructions from you, in which case a broker non-vote will occur, and your vote will not be counted as a vote cast on these matters. If you have further questions on this issue, please contact your broker, bank, or other agent bank or broker or Milestone Investor Relations at ir@milestonepharma.com.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares with respect to such “non-routine” matters. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	The eight validly nominated nominees receiving the most “FOR” votes will be elected as directors.	NOT APPLICABLE	None

2	Appointment of PwC as the auditor for the Company to hold office until the close of the 2026 Annual Meeting of Shareholders and to authorize the Board to fix the auditor’s remuneration	“FOR” votes from the majority of the votes cast at the meeting by holders represented at the meeting and entitled to vote on the resolution.	AGAINST	Not applicable

3	Approval of the Company’s 2019 Equity Incentive Plan, as amended, to remove the evergreen provision and increase the number of shares authorized for issuance by 4,000,000 shares	“FOR” votes from the majority of the votes cast at the meeting by holders represented at the meeting and entitled to vote on the resolution.	AGAINST	None

4	A non-binding advisory vote on the compensation of the Company’s named executive officers	“FOR” votes from the majority of the votes cast at the meeting by holders represented at the meeting and entitled to vote on the resolution.	AGAINST	None

5	A non-binding advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers	The option receiving the most votes for either “ONE YEAR,” “TWO YEARS” or “THREE YEARS”	NO EFFECT	None

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for Proposal No. 1, votes “For,” “Withhold” and, if applicable, broker non-votes; with respect to Proposals No. 2, No. 3 and No. 4 votes “For” and “Against,” abstentions and, if applicable, broker non-votes; with respect to Proposal No. 5, votes for “One Year,” “Two Years” and “Three Years,” abstentions and, if applicable, broker non-votes; and, with respect to the any other matters properly brought before the Annual Meeting that proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes.

What impact does a Withhold vote have?

For Proposal No. 1 only, with respect to each nominee, you may either vote “For” the election of such nominee or “Withhold” your vote with respect to the election of such nominee. If you vote “For” the election of a nominee, your common shares will be voted accordingly. If you select “Withhold” with respect to the election of a nominee, your vote will not be counted as a vote cast for the purposes of electing such nominee but will be considered in the application of the majority vote policy described in “Proposal No. 1 Election of Directors” under “Background” below.

What constitutes a quorum for the Annual Meeting?

A minimum of two persons who either are, or represent by proxy, shareholders holding, in the aggregate, at least 25% of the outstanding common shares entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld and broker non-votes will be counted for purposes of determining the presence of a quorum.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced during the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What if amendments are made to these proposals or if other matters are brought before the Annual Meeting?

The Proxy Card also gives discretionary authority to proxyholders to vote as the proxyholders see fit with respect to amendments or variations to proposals identified in the Notice or other matters that may come before the Annual Meeting whether or not the amendment, variation or other matter that comes before the Annual Meeting is or is not routine and whether or not the amendment, variation or other matter that comes before the Annual Meeting is contested.

As of the date of this Proxy Statement, the Board is not aware of any such amendments, variations or other matters to come before the Annual Meeting. However, if any such changes that are not currently known to the Board should properly come before the Annual Meeting, the common shares represented by your proxyholders will be voted in accordance with the best judgment of the proxyholders.

Who is soliciting my proxy?

Management of the Company is soliciting your proxy for use during the Annual Meeting. All associated costs of solicitation will be borne by the Company. It is expected that the solicitation will be primarily by mail, but proxies may also be solicited personally, by advertisement, by telephone, Internet, telegraph, courier service, telecopies or other electronic means by Directors, officers or employees of the Company without special compensation. The Company will bear the entire cost of solicitation, including the preparation, assembly, Internet hosting, maintaining a dedicated call line, and printing and mailing the Notice and, if applicable, the Proxy Statement and form of Proxy Card. The Company will pay those entities holding common shares in the names of their beneficial owners, such as brokers, nominees, fiduciaries and other custodians, for their reasonable fees and expenses in forwarding solicitation materials to their beneficial owners and for obtaining their instructions. We anticipate that the Notice will be distributed to shareholders on or about April 30, 2025.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are shareholder proposals and director nominations due for the 2026 Annual Meeting of Shareholders?

Shareholder Proposals

To be considered for inclusion in next year’s proxy materials, a shareholder proposal must be submitted in writing on or before (i) February 10, 2026 for proposals submitted pursuant to Rule 14a-8 promulgated under the Exchange Act or (ii) January 30, 2026 for proposals submitted pursuant to Chapter VII, Division 1 of the Business Corporations Act (Québec) (the “QBCA”), and provided such shareholder proposal satisfies all the other requirements for shareholder proposals under Rule 14a-8 or the QBCA, as applicable. Any such proposals should be submitted to: Company Secretary; 1111 Dr. Frederik-Philips Boulevard, Suite 420, Montréal, Québec, Canada H4M 2X6. If you wish to submit a shareholder proposal for the 2026 Annual Meeting of Shareholders and you do not submit a valid shareholder proposal to the Company before January 30, 2026, then the Company will not be required to include such proposal in the proxy materials for the 2026 Annual Meeting of Shareholders.

Director Nominations

Nominations for director (made other than pursuant to a shareholder proposal) for inclusion in next year’s proxy materials must satisfy the criteria and procedures prescribed under the QBCA and in the Company’s by-laws adopted by the Board on April 10, 2019 and ratified by the shareholders on April 29, 2019 (the “Bylaws”). For additional information regarding the deadlines and procedures for submitting such nominations for the 2026 Annual Meeting of Shareholders, please see the discussion on page 88 under “Shareholder Proposals and Director Nominations for the 2026 Annual Meeting of Shareholders” as well as the Bylaws which were filed on SEDAR at www.sedar.com on May 14, 2019.

How can I contact the independent Directors and/or the Chairperson of the Board?

You may contact the independent Directors and/or the Chairperson of the Board with the assistance of the Company’s Investor Relations Department. Shareholders or other interested persons can call or send a letter, email or fax to:

Milestone Pharmaceuticals Inc.
Investor Relations
1111 Dr. Frederik-Philips Boulevard, Suite 420
Montréal, Québec, Canada H4M 2X6
Phone: (514) 336-0444
Email: ir@milestonepharma.com

Whom should I contact if I have questions concerning the Proxy Statement or the Proxy Card?

If you have questions concerning the information contained in this Proxy Statement or require assistance in completing the Proxy Card, you may contact Milestone Investor Relations as provided above.

How can I contact the Company’s transfer agent?

You may contact the Company’s transfer agent by mail or by telephone (within Canada and the United States):

Computershare Investor Services Inc.
Address: 100 University Ave, 8th Floor, Toronto, Ontario M5J 2Y1
Email: Service@computershare.com
Fax: Within Canada and the United States at 1-866-249-7775; from all other countries at 416-263-9524
Phone (for all security transfer inquiries): Within Canada and the United States at 1-800-564-6253; from all other countries at 514-982-7555
Website: www.computershare.com

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Background

We have eight Director nominees standing for election at the Annual Meeting. Pursuant to the Company’s Bylaws, Directors are elected annually. Directors elected at the Annual Meeting will hold office until the close of the 2026 Annual Meeting of Shareholders of the Company or until their successors are duly elected or appointed, or until such Director’s earlier resignation or removal.

Each of the eight Director nominees has established his or her eligibility and willingness to serve on the Board. Set forth below are the names of the Director nominees together with details about their backgrounds and experience. All of the nominees for election at the Annual Meeting have previously been elected by our shareholders, other than Mr. Papa, who was appointed by our Board on September 3, 2024. Mr. Papa was identified as a potential director nominee by members of the board and management in connection with the Cooperation Agreement (as defined below).

Seven of the eight Director nominees are independent within the meaning of all applicable securities regulatory and stock exchange requirements in Canada and the United States. In addition, in accordance with the applicable stock exchange requirements and Board committee charters, all members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent Directors. For more details regarding the independence of director nominees, please see the discussion under the section entitled “Director Independence” on page 34.

Unless otherwise instructed, the designated proxyholders intend to vote FOR the election of the eight Director nominees proposed by the Board in this Proxy Statement. If, for any reason, at the time of the Annual Meeting any of these Director nominees are unable or unwilling to serve, unless otherwise specified in the signed Proxy Card, it is intended that the designated proxyholders will vote in their discretion for a substitute nominee or nominees.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE
EIGHT DIRECTOR NOMINEES NAMED IN THIS PROPOSAL NO. 1.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

Each of the proposed Director nominees is an incumbent Director. Each Director nominee elected at the Annual Meeting will hold office until the close of the 2026 Annual Meeting of Shareholders or until his or her successor is duly elected or appointed, or until such Director’s earlier resignation or removal. None of the Directors or Director nominees were selected for nomination at this year’s Annual Meeting pursuant to any arrangement or understanding. None of the Directors or Director nominees are related by blood, marriage or adoption to one another or to any Named Executive Officer of the Company.

The following table sets forth the names and ages, as of the date of this Proxy Statement, of each of our Director nominees, and the subsequent narrative provides details about each of the Director nominees’ background and experience, and summarizes the specific attributes, competencies and characteristics that led to the Nominating and Corporate Governance Committee’s and the Board’s determination to nominate such individual as a Director for election by the shareholders at the Annual Meeting.

NAME	AGE	POSITION(S)	DIRECTOR SINCE	RESIDENCE
Robert J. Wills	71	Director and Chair of the Board	October 2020	New Jersey (USA)
Joseph Oliveto	58	President, Chief Executive Officer and Director	July 2017	North Carolina (USA)
Stuart M. Duty	60	Director	July 2024	Texas (USA)
Seth H.Z. Fischer	69	Director	March 2023	Florida (USA)
Lisa M. Giles	66	Director	October 2020	South Carolina (USA)
Joseph C. Papa	69	Director	September 2024	Florida (USA)
Andrew R. Saik	55	Director	July 2024	New Jersey (USA)
Michael Tomsicek	59	Director	April 2019	Wisconsin (USA)

Director Nominees

Robert J. Wills

Independent Chair of the Board

Director Since: 2020

Age: 71

Committees:

●      Audit Committee

●      Nominating and Corporate Governance Committee (Chair)

Other Public Company Directorships:

●      Alpha Cognition Inc. (Nasdaq: ACOG) (since April 2025)

●      Oncternal Therapeutics, Inc. (Nasdaq: ONCT) (since 2019)

●      CymaBay Therapeutics, Inc. (Nasdaq: CBAY) (2015-2024, until acquisition by Gilead Sciences)

Key Experience and Qualifications

Dr. Wills brings to the Board over 35 years of experience in the pharmaceutical industry with an extensive track record of successful oversight of multiple phases of drug development cycle, including preclinical research, late-stage development pipelines, regulatory approvals and strategic partnering. Dr. Wills also contributes to the Board his extensive expertise actively managing and negotiating global strategic alliances, assessing the competitive landscape and fostering financial, operational and strategic synergies. We believe Dr. Wills’ management and industry experience, including his public company board member experience, qualifies him to serve on our Board.

Professional Experience

Johnson & Johnson (NYSE: JNJ) – multinational medical device, pharmaceutical and consumer goods manufacturing company

●         Vice President, Alliance Manager (2002-2015)

Hoffmann-La Roche Inc. – multinational holding healthcare company

Education

●         BS in Biochemistry, University of Wisconsin

●         MS in Pharmaceutics, University of Wisconsin

●         PhD in Pharmaceutics, University of Texas

Joseph Oliveto Executive Director Director Since: 2017 Age: 58 Other Public Company Directorships: ● Chelsea Therapeutics International (Nasdaq: CHTP (2013 until acquisition by Lundbeck, Inc.)

Key Experience and Qualifications

Mr. Oliveto brings more than 30 years of pharmaceutical and biotech experience across drug development, commercialization, manufacturing and business development. He has served as our President and CEO since 2017, and contributes a long track record of successful late-stage development business experience, which has included business turnarounds, comprehensive launch programs, FDA approvals and a number of licensing and strategic transactions. We believe that Mr. Oliveto’s significant experience in the areas of drug development, commercialization and manufacturing as well as business development, qualifies him to serve on our Board.

Professional Experience

Milestone Pharmaceuticals, Inc. (Nasdaq: MIST)

●         President and Chief Executive Officer (since 2017)

Galleon Pharmaceuticals, Inc. – medical product manufacturer

●         Chief Executive Officer (2015-2016)

Chelsea Therapeutics International (Nasdaq: CHTP) (acquired by Lundbeck, Inc.) – development stage biopharmaceutical company

●         President and Chief Executive Officer (2012-2014)

●         Vice President, Operations (2008-2012)

Pappas Ventures – life sciences venture capital firm

●         Executive in Residence (2006-2008)

Hoffman La Roche – multinational pharmaceuticals and diagnostics healthcare company

●         Global Alliance Director / Licensing Director (2003-2008)

●         Various senior leadership positions (1989-2002)

Education

●         BA in Chemistry, Rutgers University

●         MBA, Rutgers University

Stuart Duty

Independent Director

Director Since: 2024

Age: 60

Committees:

●      Nominating and Corporate Governance Committee

Other Public Company Directorships:

●      Achieve Life Sciences, Inc. (Nasdaq: ACHV) (since 2023)

●      EyePoint Pharmaceuticals (Nasdaq:  EYPT) (since 2023)

Key Experience and Qualifications

Mr. Duty contributes over 30 years of investment banking, financing and operational experience in the biotechnology and specialty pharmaceuticals sectors. His extensive background in advising companies and corporate boards on complex financing activities, including cross-border transactions in the U.S., Japan, China, Canada and various European countries, contributes to board discussions on the Company’s operations and global strategy. We believe Mr. Duty’s extensive banking and financial experience qualifies him to serve on our Board.

Professional Experience

Guggenheim Securities, LLC – global investment and advisory financial services firm

●      Senior Managing Director (2012-2023)

Piper Jaffray Companies (NYSE: PJC) (now Piper Sandler Companies) – global investment firm

●      Managing Director, Co-Head, Healthcare Investment Banking (2007-2012), (1999-2002)

Oracle Partners, L.P. – private healthcare focused investment fund

●      Chief Operating Officer (2002-2007)

Montgomery Securities – investment bank specializing in technology and healthcare

●      Managing Director, Healthcare Investment Banking (1993-1999)

Curative Technologies, Inc. – developer of therapeutics utilizing naturally occurring human growth factors to treat chronic non-healing wounds

●      Director of Business Development (1992-1993)

Education

●      BA in Biochemistry, Occidental College

●      MBA, Harvard Business School

Seth H.Z. Fischer

Independent Director

Director Since: 2023

Age: 69

Committees:

●      Compensation Committee

Other Public Company Directorships:

●      Esperion Therapeutics (Nasdaq: ESPR) (since 2021)

●      Agile Therapeutics (Nasdaq: AGRX) (since 2016)

●      Marinus Pharmaceuticals (Nasdaq: MRNS) (since 2016)

●      Spectrum Pharmaceuticals (Nasdaq: SPPI) (2020-2023 until acquisition by Assertio)

●      BioSig Technologies (Nasdaq: BSGM) (2013-2019)

Key Experience and Qualifications

Mr. Fischer contributes nearly 40 years of experience in the pharmaceutical and medical device industry. He has held numerous executive leadership roles with responsibility over product commercialization in multiple therapeutic areas, including analgesic, anti-infective, cardiovascular, neurologic, psychiatric and women’s health. He oversaw the launch of one of the most successful women’s contraceptives in the U.S. In addition to an extensive career leading and developing strategic growth initiatives throughout the industry, Mr. Fischer brings vast corporate governance experience obtained through his experience serving on multiple public company boards. We believe Mr. Fischer’s management and industry experience, including his experience in public company management, qualifies him to serve on our Board.

Professional Experience

Vivus, Inc. – biopharmaceutical company

●      Chief Executive Officer (2013-2017)

Johnson & Johnson (NYSE: JNJ) – pharmaceutical and medical technology company

●      Company Group Chairman, Worldwide Franchise Chairman Cardiovascular Care (2008-2012)

●      Company Group Chairman, North America Pharmaceuticals (2004-2007) with responsibility for    Ortho-McNeil Pharmaceuticals, Janssen, McNeil Pediatrics and Scios

●      President, Ortho-McNeil Pharmaceuticals (2000-2004)

●      Vice President, Sales and Marketing (1998-2000)

U.S. Air Force

●      Captain (1978-1982)

Education

●      BGS, Ohio University

Lisa M. Giles

Independent Director

Director Since: 2020

Age: 66

Committees:

●      Nominating and Corporate Governance Committee

Other Public Company Directorships:

●      HCW Biologics (Nasdaq: HCWB) (since 2021)

●      GenMark Diagnostics, Inc. (Nasdaq: GNMK) (2015-2021, until its acquisition by Roche)

●      Durata Therapeutics, Inc. (Nasdaq: DRTX) (2012-2014, until its acquisition by Actavis (Allergan) plc)

Key Experience and Qualifications

Ms. Giles brings over 40 years of experience in the pharmaceutical, diagnostic and device industries, including executive leadership expertise overseeing complex strategic planning, portfolio prioritization, commercial launches and business development. During her service with global healthcare and pharmaceutical companies, Ms. Giles oversaw M&A due diligence, marketing research and portfolio decision analysis. She also contributes industry-relevant counsel on R&D portfolio optimization and best-in-class innovation tactics, technology and new markets forecasting to the Board. We believe Ms. Giles’ management and industry experience, qualifies her to serve on our Board.

Professional Experience

Giles & Associates Consultancy – private management consulting firm focused on life sciences and healthcare industries

●      Founder, Managing Director and Chief Executive Officer (since 2000)

Optivara – software as a service (SaaS) company serving the life sciences industry

●      Chief Executive Officer (2013-2019)

G.D. Searle & Company – division of agricultural biotechnology company, Monsanto

●      Vice President, Strategy Development (1996-2000)

Business Strategy Consulting, LLC – consulting services firm focused on finance, M&A and IT

Abbott Laboratories (NYSE: ABT) – medical devices and healthcare company

●      Various leadership roles with Diagnostic and Corporate Hospital Marketing Divisions (1983-1993)

Education

●      BS in Economics, Juniata College

Joseph Papa

Independent Director

Director Since: 2024

Age: 69

Committees:

●      Compensation Committee

Other Public Company Directorships:

●      Emergent BioSolutions Inc. (NYSE: EBS) (since 2024)

●      Candel Therapeutics, Inc. (Nasdaq: CADL) (since 2022)

●      Prometheus Biosciences, Inc. (Nasdaq: RXDX) (2020-2023, until its acquisition by Merck)

●      Bausch + Lomb Corporation (NYSE: BLCO) (2022-2023)

●      Bausch Health Companies Inc. (NYSE: BHC) (2016-2022)

●      Smith & Nephew plc (NYSE: SNN) (2008-2018)

●      Perrigo Company plc (NYSE: PRGO) (2006-2016)

Key Experience and Qualifications

Mr. Papa contributes over 35 years of experience in the pharmaceutical, healthcare and specialty pharmaceutical industries. Throughout his career, Mr. Papa has served both on the boards and as officers of several public and multiple private companies. We believe Mr. Papa’s experience in the healthcare industry and navigating companies through transformative periods qualifies him to serve on our Board.

Professional Experience

Emergent BioSolutions Inc. (NYSE: EBS) – public health company

●      Chief Executive Officer (since 2024)

Bausch + Lomb Corporation (NYSE: BLCO) – global eye health company

●      Chief Executive Officer (2022-2023)

Bausch Health Companies Inc. (NYSE: BHC) – global pharmaceutical company

●      Chief Executive Officer (2016-2022)

Perrigo Company plc (NYSE: PRGO) – global pharmaceutical company

●      Chief Executive Officer (2006-2016)

Education

●      BS in Pharmacy, University of Connecticut

●      MBA, Kellogg Graduate School of Management

Andrew Saik

Independent Director

Director Since: 2024

Age: 55

Committees:

●      Audit Committee

Other Public Company Directorships:

●      PDS Biotechnology, Inc. (Nasdaq: PDSB) (formerly Edge Therapeutics) (2017-2020)

Key Experience and Qualifications

Mr. Saik brings over 25 years of accounting and finance experience at biopharmaceutical companies. In his numerous senior executive finance roles, he has led private and public companies in developing industry-specific financial strategies, enhancing financial flexibility and spearheading capital structure transformations that have resulted in successful mergers and acquisitions. Additionally, Mr. Saik brings extensive management experience in IT, business development and investor relations.

Professional Experience

Arvinas, Inc. (Nasdaq: ARVN) – clinical-stage biotechnology company

●      Chief Financial Officer (since 2024)

Intercept Pharmaceuticals (Nasdaq: ICPT) (now a wholly owned subsidiary of Alfasigma S.p.A.) – biopharmaceutical company focused on rare and serious liver disease

●      Chief Financial Officer (2021 to 2023)

Vyne Therapeutics Inc. (Nasdaq: VYNE) – clinical-stage biopharmaceutical company focused on immuno-inflammatory conditions

●      Chief Financial Officer (2020-2021)

PDS Biotechnology, Inc. (Nasdaq: PDSB) (formerly Edge Therapeutics) – clinical-stage biopharmaceutical company developing cancer immunotherapies and infectious disease vaccines

●      Chief Financial Officer (2017-2020)

Vertice Pharma, LLC – Warburg Pincus-backed specialty pharmaceuticals company

●      Chief Financial Officer (2015-2017)

Auxilium Pharmaceuticals, Inc. (Nasdaq: AUXL) (now a wholly owned subsidiary of Endo International) – biopharmaceutical company

●      Chief Financial Officer (2014-2015)

Endo Pharmaceuticals (OTCQX: NDOI) (now Endo International) – diversified specialty pharmaceutical company

●      Senior Vice President, Finance and Treasurer (2013-2014)

Valeant Pharmaceuticals International (NYSE/TSX: BHC) (now Bausch Health) – global pharmaceutical company

●      Senior financial management roles (2001-2012)

Education

●      BA in Economics, University of California, Los Angeles

●      MBA, University of Southern California

Michael Tomsicek

Independent Director

Director Since: 2019

Age: 59

Committees:

●      Audit Committee

●      Compensation Committee

Other Public Company Directorships:

●      Acrivon Therapeutics, Inc. (Nasdaq: ACRV) (since 2022)

Key Experience and Qualifications

Mr. Tomsicek brings over 20 years of experience as a senior financial executive of global, publicly-traded pharmaceutical companies with extensive expertise overseeing financial planning and analysis, investor relations and corporate strategies throughout various financial operating environments. He also contributes to the Board a track record of leadership oversight of the regulatory approvals process and commercialization of cardiovascular medical devices. We believe Mr. Tomsicek’s management and industry experience, including his public company management experience, qualifies him to serve on our Board.

Professional Experience

CRISPR Therapeutics AG (Nasdaq: CRSP) – leading gene editing company

●      Chief Financial Officer (2017-2021)

Abiomed (NYSE: ABMD) – pharmaceutical and medical technology company focused on products aiding in circulatory support

●      Chief Financial Officer (2015-2017)

Cubist Pharmaceuticals (Nasdaq: CBST) (now wholly owned subsidiary of Merck) – pharmaceutical company focused on research, development and commercialization of pharmaceutical products in the acute care environment

●      Chief Financial Officer (2013-2015)

●      Senior Vice President, Finance & Deputy Chief Financial Officer (2012-2013)

●      Vice President, Corporate Finance (2010-2012)

GE Healthcare (Nasdaq: GEHC) – global medical technology, pharmaceutical diagnostics and digital solutions provider

●      Chief Financial Officer, Global Ultrasound (2009-2010)

●      Chief Financial Officer, Diagnostic Ultrasound (2006-2009)

●      Finance Manager, Global Operations GEMSIT (2002-2006)

Education

●      BS in Engineering, University of Wisconsin

●      MBA, University of Wisconsin

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Composition

Our Board currently consists of eight members. The Company’s articles provide that the number of directors shall be a minimum of three and a maximum of 15 members, which number will be determined from time to time by resolution of the Board in accordance with the Bylaws. Members of our Board are elected at each annual meeting of our shareholders and serve until their successors are elected or appointed, unless their office is vacated earlier. The term of office for each of the directors will expire at the time of our next annual shareholder’s meeting.

Director Independence

Under the Nasdaq Stock Market LLC (“Nasdaq”) Marketplace Rules (the “Nasdaq Listing Rules”), independent directors must comprise a majority of our Board as a public company within one year of listing.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that all of our directors except Joseph Oliveto do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC, the listing requirements of the Nasdaq Listing Rules, and National Instrument 52-110 “Audit Committees.” Our Board has determined that Joseph Oliveto, by virtue of his employment with us, is not independent under applicable rules and regulations of the SEC and the Nasdaq Listing Rules. In making this determination, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our share capital by each non-employee director.

Family Relationships and Other Arrangements

There are no family relationships among our directors and executive officers. Stuart Duty, Joseph C. Papa and Andrew Saik were appointed to the Board in connection with a cooperation agreement, entered into between the Company and Alta Fundamental Advisers LLC on July 14, 2024 (the “Cooperation Agreement”).

Board Leadership Structure

The Board has an independent chair, Robert Wills, who has authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the chairperson of the Board (the “Board Chair”) has substantial ability to shape the work of the Board. The Company believes that separation of the positions of Board Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Board Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its shareholders. As a result, the Company believes that having an independent Board Chair can enhance the effectiveness of the Board as a whole.

One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss with management and the auditor, as appropriate, the Company’s guidelines and policies with respect to financial risk management and financial risk assessment, including the Company’s major financial risk exposures and the steps taken by management to monitor and control these exposures. In addition, the Audit Committee considers management risks relating to data privacy, technology and information security, including cybersecurity, and back-up of information systems and the steps the Company has taken to monitor and control such exposures as well as overseeing the performance of our internal audit function, as applicable. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking, including risks related to executive compensation and overall compensation and benefit strategies, plans, arrangements, practices and policies. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. The Nominating and Corporate Governance Committee also oversees and reviews with management the Company’s major legal compliance risk exposures and the steps management has taken to monitor or mitigate such exposures, including the Company’s procedures and any related policies with respect to risk assessment and risk management. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. In connection with its reviews of the operations and corporate functions of the Company, our Board addresses the primary risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with our company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies. While the Board and its committees oversee risk management strategy, management is responsible for implementing and supervising day-to-day risk management processes and reporting to the Board and its committees on such matters.

Meetings of Independent Directors

The Corporate Governance Guidelines provide that at any meeting of the Board, the independent Directors of the Board shall meet in executive session and that an opportunity shall be provided during the meeting for any member of the Board to make such a request. According to the Corporate Governance Guidelines, executive sessions of the Board are meetings of the Board at which members of management and any non-independent Directors are not present. Consequently, the independent Directors currently meet in executive sessions, chaired by our Board Chair, at a majority of our regularly scheduled Board meetings. Executive sessions, which are meetings at which only independent directors are present, are regularly scheduled throughout the year, typically at the time of each regular Board meeting and as frequently as such independent directors deem appropriate.

Meetings of the Board of Directors; Annual Meeting Attendance

The Board met 19 times during 2024. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member, with the exception of Mr. Saik, who was unable to attend one of the two Audit Committee meetings held during the portion of the fiscal year during which he was a member due to a scheduling conflict.

It is our policy to encourage our directors to attend the Annual Meeting. We anticipate that a majority of the members of the Board will attend the Annual Meeting.

The attendance record of each Director for all Board meeting held since January 1, 2024 is set out below:

Name	Board Meetings	Board Committee Meetings
Robert J. Wills	100%	100%
Joseph Oliveto	100%	─
Stuart M. Duty(1)	100%	100%
Seth H.Z. Fischer	95%	90%
Lisa M. Giles	100%	100%
Joseph C. Papa(2)	100%	100%
Andrew R. Saik(3)	100%	50%
Michael Tomsicek	100%	100%

(1)	Mr. Duty was appointed to the Board in July 2024.
(2)	Mr. Papa was appointed to the Board in September 2024.
(3)	Mr. Saik was appointed to the Board in July 2024. He was unable to attend one of the two Audit Committee meetings held during the portion of the fiscal year during which he was a member as a result of a scheduling conflict.

Board Mandate

The Board is responsible for the overall stewardship of the Company and its business, including supervising the management of the Company’s business and affairs. The Board discharges this responsibility directly and through delegation of specific responsibilities to committees of the Board and to our officers. Under the Mandate of the Board (the “Board Mandate”), the Board has established committees to assist with its responsibilities. Our current standing Board committees are (i) the Audit Committee, (ii) the Compensation Committee and (iii) the Nominating and Corporate Governance Committee.

Under the Board Mandate, the Board is responsible for, among other things, the following corporate governance-related matters: (i) overseeing the Company’s performance and the quality, depth and continuity of management needed to meet the Company’s strategic objectives; (ii) developing and approving the Company’s approach to and practices regarding corporate governance; (iii) succession planning; (iv) overseeing orientation and education programs for new Directors and ongoing education opportunities for continuing Directors; (v) reviewing, discussing and approving the Company’s strategic planning and organizational structure and supervising management to oversee that the strategic planning and organizational structure preserve and enhance the business of the Company and the Company’s underlying value; (vi) approving and assessing compliance with all significant policies and procedures by which the Company is operating, including the Company’s Code of Business Conduct and Ethics (as described below); (vii) reviewing the Company’s principal risks and assessing whether appropriate systems are in place to manage such risks; and (viii) ensuring the integrity and adequacy of the Company’s internal controls.

The Board Mandate is attached to this Proxy Statement as Annex A.

Descriptions of Key Positions

The Board determines the delineation of roles and responsibilities for key management and board committee positions. The general duties of the Chief Executive Officer and of the Board Chair are set forth in the Bylaws, which were filed on SEDAR at www.sedar.com on May 14, 2019. The chairs of each of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee, respectively, have authority, among other things, to call and preside over committee meetings, to set meeting agendas and to determine materials to be distributed to such committee. The authorities of each respective committee and committee chair are further described in the committee charters, which are available on the Company’s website at investors.milestonepharma.com (under the tab “Governance” and under the subtab “Governance Documents”).

Orientation and Continuing Education

The Nominating and Corporate Governance Committee oversees the Board’s continuing education program, which was developed to assist Directors in maintaining or enhancing their skills and abilities as Directors and updating their knowledge and understanding of the Company and the pharmaceutical industry. New Directors are oriented to the roles of the Board and individual Directors and the business and affairs of the Company through discussions with the incumbent Directors and the Company’s management by periodic presentations from senior management on major business, industry and competitive issues. Management and outside advisors provide information and education sessions to the Board and its committees as necessary to keep the Directors up-to-date with, among other things, (i) disclosure and corporate governance requirements and best practices; (ii) the Company, its business and the environment in which it operates, and (iii) developments in the responsibilities of Directors. The Board may invite representatives of various business units to Board meetings to discuss business strategy and market analysis, as well as make on-site visits of the operations of the Company at the various facilities of the Company. Directors may also attend outside conferences and seminars that are relevant to their roles at the Company’s expense, with the approval of the Board Chair.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions, and agents and representatives. The full text of our code of business conduct and ethics is available on our website at investors.milestonepharma.com (under the tab “Governance” and under the subtab “Governance Documents”). The Nominating and Corporate Governance Committee of our Board is responsible for monitoring compliance with our code of business conduct and ethics and any waivers applicable to any director, executive officer or employee. If we ever were to amend or waive any provision of our code of business conduct and ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions, we intend to satisfy our disclosure obligations, if any, with respect to any such waiver or amendment by posting such information on our website set forth above rather than by filing a Current Report on Form 8-K and by making the applicable filings in Canada on SEDAR+. In the case of a waiver for an executive officer or a director, the disclosure required under applicable Nasdaq listing standards also will be made available on our website.

In addition, under the Civil Code of Québec, to which we are subject as a legal person existing under the QBCA, and under the QBCA, a director must immediately disclose to the board any situation that may place him or her in a conflict of interest. Any such declaration of interest is recorded in the minutes of proceeding of the Board. The director abstains, except if required, from the discussion and voting on the question. In addition, it is our policy that an interested director recuse himself or herself from the decision-making process pertaining to a contract or transaction in which he or she has an interest. To the Company’s knowledge, since January 1, 2024, no conduct of any director or executive officer of the Company has constituted a departure from the Code of Business Conduct and Ethics.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of Directors and management with those of our shareholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed on our website at investors.milestonepharma.com.

Insider Trading Arrangements and Policies

We have adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of our securities by directors, officers, employees and designated consultants that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. Further, subject to the provisions of the Insider Trading Policy, we permit our directors and certain employees, including our named executive officers, to adopt the Exchange Act Rule 10b5-1 trading plans (“10b5-1 plans”). Under our Insider Trading Policy, 10b5-1 plans may only be adopted or modified with the approval of our clearing officer under our Insider Trading Policy and only when such individual does not otherwise possess material nonpublic information about the Company. A copy of our Insider Trading Policy is filed as exhibit 19.1 to our Annual Report on Form 10-K for our fiscal year ended December 31, 2024. In addition, it is our intent to comply with applicable laws and regulations relating to insider trading.

Policy on Hedging and Pledging

Under our Insider Trading Policy, all of our directors, employees and consultants, including our named executive officers, are prohibited from, among other things, engaging in short sales, holding Company securities in a margin account or pledging Company securities as collateral for a loan, hedging of our share ownership positions and transactions involving derivative securities relating to our capital stock.

Limitation on Liability and Indemnification Matters

Under the QBCA and our Bylaws, we must indemnify our current or former directors and officers, mandataries or any other individuals who act or has acted at our request as a director or officer of a related entity, against all costs, charges and expenses reasonably incurred by such individual in connection with any civil, criminal, administrative, investigative or other proceeding in which such individual is involved because of his or her association with us or such a related entity. The QBCA also provides that we may also make an advance payment to such individual for costs, charges and expenses reasonably incurred in connection with such a proceeding, provided, however, that such individual shall repay such advance payment if he or she does not fulfill the conditions described below.

Indemnification is prohibited under the QBCA unless the individual:

●	acted with honestly and loyalty in our interests, or in the interests of the other entity for which the individual acted as director or officer or in a similar capacity at our request;

●	in the case of a proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that his or her conduct was lawful; and

●	was not judged by the court to have committed an intentional or gross fault.

In the case of actions by or on behalf of the Company, the Company may make such advance payments or indemnify such individuals against all costs, charges and expenses reasonably incurred by such individual in connection with such actions, only if the person fulfills the conditions set forth above and only with the approval of the court.

In addition, we have entered, and intend to continue to enter, into separate indemnity agreements with each of our directors and officers. These indemnity agreements, among other things, require us to indemnify our directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as a director or officer, or any other company or enterprise to which the person provides services at our request. We maintain a directors’ and officers’ insurance policy pursuant to which our directors and officers are insured against liability for actions taken in their capacities as directors and officers. We believe that these provisions in our Bylaws and these indemnity agreements are necessary to attract and retain qualified persons as directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers or control persons, in the opinion of the SEC, such indemnification is against public policy, as expressed in the Securities Act and is therefore unenforceable.

Shareholder Communications with the Board

Shareholder communications will be reviewed by the Corporate Secretary of the Company, who will determine whether the communication should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications). All communications directed to the Audit Committee in accordance with our Whistleblower Policy for Accounting and Auditing Matters that relate to questionable accounting or auditing matters involving the Company will be promptly and directly forwarded to the Audit Committee. We also have a corporate ethics hotline to allow complaints related to questionable accounting or auditing matters, which are immediately directed to the chairman of the Audit Committee.

Assessments

The Nominating and Corporate Governance Committee is responsible for the periodic review and assessment of the Boards overall composition, makeup, performance and effectiveness and provides the results of these reviews to the Board for further discussion as appropriate.

Director Term Limits and Other Mechanisms of Board Renewal

There are no specific term limits for directors on the Board or other mechanisms of board renewal that have been adopted. The Board does not believe it should limit the number of terms for which an individual may serve as a director. Directors who have served on the Board for an extended period of time are able to provide continuity and valuable insight into the Company, the Company’s operations and prospects based on their experience with, and understanding of, the Company’s history, policies and objectives. The Board believes that, as an alternative to term limits, the director evaluation and board renewal process described in our Corporate Governance Guidelines can ensure that the Board continues to evolve and adopt new ideas and viewpoints. The Corporate Governance Guidelines are available on our website at investors.milestonepharma.com (under the tab “Governance” and under the subtab “Governance Documents”).

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

The following table provides membership and meeting information for the year ended December 31, 2024 for the Audit, Compensation and Corporate Governance Committees:

Name	Audit Committee		Compensation Committee		Nominating and Corporate Governance Committee
Michael Tomsicek	X	*†	X
Stuart M. Duty(1)					X
Seth H.Z. Fischer			X	*
Lisa M. Giles					X
Joseph C. Papa(2)			X
Andrew R. Saik(1)	X
Robert J. Wills	X				X	*
Total meetings in 2024	4		8		5

† Financial Expert

* Committee Chair

(1)	Mr. Duty and Mr. Saik were appointed to the Board in July 2024.
(2)	Mr. Papa was appointed to the Board in September 2024.

Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company. Each of the committees operates pursuant to a written charter and each committee reviews and assesses the adequacy of its charter and submits its charter to the Board for approval. The charters are all available on our website at investors.milestonepharma.com (under the tab “Governance” and under the subtab “Governance Documents”). The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

Audit Committee

The Audit Committee of the Board was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee our corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions and meets regularly with the Company’s internal auditor and independent registered public accounting firm in separate executive sessions. The Audit Committee evaluates the performance of and assesses the qualifications of the Company’s independent auditor; determines whether to recommend retaining, or to terminate, the engagement of the independent auditors or to appoint and engage a new independent auditor; reviews and recommends the retention of the independent auditor to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditor on the Company’s audit engagement team as required by law; reviews and approves or disapproves transactions between the Company and any related persons; confers with management, and the Company’s independent registered public accounting firm, as appropriate, regarding the effectiveness of internal control over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; meets to review the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including a review of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The Audit Committee also monitors compliance with legal and regulatory requirements as well as data privacy, technology and information security, including cybersecurity, and back-up of information systems and governance framework to continually assess risk. The Audit Committee met four times during 2024.

As of the date of this proxy statement, our Audit Committee consists of Michael Tomsicek, Robert J. Wills and Andrew R. Saik. Our Board has determined that all current members of the Audit Committee are financially literate and are independent under the Nasdaq Listing Rules and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The chair of our Audit Committee is Michael Tomsicek. Our Board has determined that Mr. Tomsicek is an “audit committee financial expert” as such term is currently defined in Item 407(d)(5) of Regulations S-K. Our Board has also determined that each member of our Audit Committee can read and understand fundamental financial statements, in accordance with applicable requirements. In arriving at these determinations, the Board has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector. See “—Nominees for Election to the Board” above.

The Audit Committee charter is available on our website at investors.milestonepharma.com (under the tab “Governance” and under the subtab “Governance Documents”), or in Appendix A entitled “Charter of the Audit Committee” in the Canadian prospectus filed on May 13, 2019 on SEDAR at www.sedar.com.

Report of the Audit Committee of the Board

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee of the Board has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Respectfully submitted,

Michael Tomsicek
Robert Wills
Andrew R. Saik

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee acts on behalf of the Board to review, modify (as needed) and approve, or review and recommend, as applicable, the overall compensation strategy and policies for the Company, including:

●	reviewing and recommending to the Board for approval, annual corporate goals and objectives relevant to the compensation of our chief executive officer and reviewing and approving other executive officers and senior management;

●	evaluating and approving, or recommending to the Board for approval, the performance of the Company in light of such corporate goals and objectives and determining and approving, or in the case of our chief executive officer, reviewing and recommending to the Board for approval, the compensation of our executive officers and certain other members of senior management, as appropriate;

●	reviewing and recommending to the Board the compensation of our directors;

●	appointing, compensating and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the Compensation Committee;

●	conducting the independence assessment outlined in Nasdaq rules with respect to any compensation consultant, legal counsel or other advisor retained by the Compensation Committee;

●	administering our equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plan and programs;

●	approving and modifying clawback policies allowing the Company to recoup compensation paid to employees in accordance with applicable law and stock exchange requirements; and

●	periodically review matters relating to human capital management.

As of the date of this proxy statement, our Compensation Committee consists of Seth H.Z. Fischer, Michael Tomsicek and Joseph C. Papa. Our Board has determined that all members are independent under the Nasdaq Listing Rules and are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The chair of our Compensation Committee is Mr. Fischer. The Compensation Committee met eight times during 2024.

Typically, the Compensation Committee meets quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with our Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisers or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisers and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after assessing the independence of such person in accordance with SEC and Nasdaq requirements that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and Nasdaq, the Compensation Committee engaged Aon Human Capital Solutions, a division of Aon plc (“Aon”), a compensation consulting firm, as a compensation consultant. The Compensation Committee has assessed Aon’s independence and determined that Aon had no conflicts of interest in connection with its provisions of services to the Compensation Committee. Specifically, the Compensation Committee engaged Aon to provide market data, peer group analysis and conduct an executive, staff and board compensation assessment analyzing the current cash and equity compensation of our executive officers and directors against compensation for similarly situated executives and directors at our peer group. Our management did not have the ability to direct Aon’s work.

Historically, our Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and proposed to the Board new performance objectives at one or more meetings held during the first quarter of the year. However, our Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, our Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which recommends to the Board any adjustments to his compensation as well as awards to be granted.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is currently, or has been at any time, one of our executive officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the Board or compensation committee of any entity that has one or more executive officers serving as a member of our Board or on our Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee makes recommendations regarding corporate governance, the composition of our Board, identification, evaluation and nomination of director candidates (consistent with criteria approved by the Board) and the structure and composition of committees of our Board. In addition, the Nominating and Corporate Governance Committee is responsible for developing and recommending corporate governance guidelines to our Board, as applicable to the Company. The Nominating and Corporate Governance Committee met five times during 2024.

As of the date of this proxy statement, our Nominating and Corporate Governance Committee consists of Robert J. Wills, Lisa M. Giles and Stuart M. Duty. The chair of our Nominating and Corporate Governance Committee is Robert J. Wills. Each member of the Nominating and Corporate Governance Committee is a non-employee director within the meaning of Rule 16b-3 of the rules promulgated under the Exchange Act, an independent director as defined by the Nasdaq Listing Rules and is free from any relationship that would interfere with the exercise of his independent judgment, as determined by the Board in accordance with the applicable Nasdaq Listing Rules.

The Nominating and Corporate Governance Committee believes that candidates for director should have the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment, having experience as a board member or executive officer of another publicly held company, having a diverse personal background, perspective and experience and having the commitment to rigorously represent the long-term interests of our shareholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, our operating requirements and the long-term interests of our shareholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers factors such as professional and industry experience, diversity of skills, personal background and perspective and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.

In the case of incumbent directors, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Nominating and Corporate Governance Committee also takes into account the results of the Board’s self-evaluation, conducted annually on a group and individual basis. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

Submitting Director Recommendations to the Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee will also consider recommendations for Director nominees submitted by the Company’s shareholders. Shareholders who desire to have the Nominating and Corporate Governance Committee consider their recommendations for nominees for Director should submit their submission in writing to the Nominating and Corporate Governance Committee, attention: Committee Chairperson. Recommendations made by shareholders in such manner will undergo the same evaluation as other Board recommended nominees. For more detailed information on this evaluation process, please refer to the charter of the Nominating and Corporate Governance Committee (the “Nominating and Corporate Governance Committee Charter”) which is available on the Company’s website at investors.milestonepharma.com (under the tab “Governance” and under the subtab “Governance Documents”). For additional information regarding the standards for nominees to the Board, please refer to our Corporate Governance Guidelines.

In order for a shareholder’s Director nominee to be included in the management proxy circular and proxy statement as a nominee for an annual meeting of shareholders, such shareholder’s nomination must satisfy the criteria and procedures prescribed under the QBCA and in our Bylaws. For additional information regarding the deadlines, conditions, requirements and procedures for submitting such nominations for the 2026 Annual Meeting of Shareholders, please see the discussion on page 88 under “Shareholder Proposals and Director Nominations for the 2026 Annual Meeting of Shareholders” as well as our Bylaws, which were filed on SEDAR at www.sedar.com on May 14, 2019.

PROPOSAL NO. 2

APPOINTMENT OF AUDITOR

The Audit Committee recommended to the Board that PwC be put before the shareholders at the Annual Meeting for appointment as our auditor to serve until the close of the 2026 Annual Meeting of Shareholders. The Board has accepted and endorsed this recommendation.

Under the QBCA, at each annual meeting of shareholders, shareholders of a corporation appoint, by a majority of votes cast in respect of that proposal, an auditor to hold office until the close of the next annual meeting of shareholders. Notwithstanding the foregoing, if an auditor is not appointed at a meeting of shareholders, the incumbent auditor continues in office until a successor is appointed. PwC currently serves as auditor of the Company and, therefore, shall continue to serve as the Company’s auditor in the event that this proposal is not adopted by the shareholders. PwC has served as auditor of the Company since the fiscal year ending on December 31, 2019.

A simple majority of votes cast at the Annual Meeting, whether via the virtual meeting portal, or by proxy or otherwise, will be required to appoint PwC. You may either vote “For” or “Against” the appointment of PwC or “Abstain” from voting respect to such appointment. If you vote “For” the appointment of PwC, your common shares will be voted accordingly. If you select “Abstain” with respect to the appointment of PwC, your vote will not be counted as a vote cast for the purposes of appointing PwC.

We expect that a representative of PwC will attend the Annual Meeting and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from shareholders.

As a shareholder of the Company, you are invited to vote with respect to the appointment of PwC as the auditor for the Company to hold office until the close of the 2026 Annual Meeting of Shareholders and to authorize the Board to fix the auditor’s remuneration.

The Board recommends a vote in favor of the following resolution:

“RESOLVED, that the shareholders of Milestone Pharmaceuticals Inc. (the “Company”) hereby appoint PricewaterhouseCoopers LLP to serve as auditor for the Company until the close of the 2026 Annual Meeting of Shareholders and the Board of the Company is hereby authorized to fix the auditor’s remuneration.”

AUDITOR FEES

Information on the fees paid by the Company to PwC, the Company’s independent registered public accounting firm and independent registered public accounting firm for the years ended December 31, 2024 and December 31, 2023 is set forth below.

	YEAR ENDED DECEMBER 31,
Fee Category	2024	2023
Audit Fees(1)	250,060	325,952
Audit-related Fees(2)	195,209	176,052
Tax Fees(3)	39,025	37,393
	$584,294	$539,396

(1)	“Audit Fees” consist of fees for the audit of our annual consolidated financial statements.

(2)	“Audit-related Fees” include aggregate fees billed for services that are performed by the external auditor for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are not reported under “Audit Fees.”

(3)	“Tax Fees” include aggregate fees billed for professional services rendered by the external auditor for tax compliance, tax advice and tax planning, other than those included in “Audit Fees” or “Audit-related Fees.”

 All auditor fees must be approved by our Audit Committee and all fees described above were pre-approved by the Audit Committee.

Pre-Approval Policies and Procedures

Our Audit Committee has adopted procedures requiring the pre-approval of all non-audit services performed by our independent registered public accounting firm in order to assure that these services do not impair the auditor’s independence. These procedures generally approve the performance of specific services subject to a cost limit for all such services. This general approval is reviewed, and if necessary modified, at least annually. Management must obtain the specific prior approval of the Audit Committee for each engagement of the independent registered public accounting firm to perform other audit-related or other non-audit services. The Audit Committee does not delegate its responsibility to approve services performed by the independent registered public accounting firm to any member of management. The standard applied by the Audit Committee in determining whether to grant approval of any type of non-audit service, or of any specific engagement to perform a non-audit service, is whether the services to be performed, the compensation to be paid therefore and other related factors are consistent with the independent registered public accounting firm’s independence under guidelines of the SEC and applicable professional standards. Relevant considerations include whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of our financial statements, whether the independent registered public accounting firm would be functioning in the role of management or in an advocacy role, whether the independent registered public accounting firm’s performance of the service would enhance our ability to manage or control risk or improve audit quality, whether such performance would increase efficiency because of the independent registered public accounting firm’s familiarity with our business, personnel, culture, systems, risk profile and other factors, and whether the amount of fees involved, or the non-audit services portion of the total fees payable to the independent registered public accounting firm in the period would tend to reduce the independent registered public accounting firm’s ability to exercise independent judgment in performing the audit.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

PROPOSAL NO. 3

2019 Equity Incentive Plan Amendment

On July 5, 2022, our shareholders approved an amendment to the Company’s 2019 Equity Incentive Plan (as so amended, the “2019 Plan”). On April 30, 2025, the Board further amended the Company’s 2019 Plan, subject to shareholder approval, to among other things, increase the number of common shares authorized for issuance under the 2019 Plan by four million shares. We refer to the 2019 Plan, as further amended in April 2025, as the “Amended 2019 Plan” throughout this proxy statement. References in this proposal to the Board include the Compensation Committee, where applicable.

The material terms of the Amended 2019 Plan are summarized below. The key differences between the terms of the 2019 Plan and the Amended 2019 Plan are as follows:

●	The Amended 2019 Plan provides that an additional 4,000,000 shares are reserved for issuance pursuant to share awards granted under the Amended 2019 Plan;

●	The Amended 2019 Plan provides that an additional 12,000,000 shares are authorized for issuance under the Amended 2019 Plan pursuant to the grant of incentive stock options; and

●	The Amended 2019 Plan removes the “evergreen” provision pursuant to which shares are automatically added to the share pool each year.

The Board believes the Amended 2019 Plan is an integral part of our long-term compensation philosophy and is necessary to continue providing the appropriate levels and types of equity compensation for our employees and to attract new employees.

Equity Awards Are an Important Part of Our Compensation Philosophy

The Board believes that the grant of equity awards is a key element underlying our ability to attract, retain and motivate our employees, non-employee directors and consultants because of the strong competition for highly trained and experienced individuals among biopharmaceutical companies. Strategic use of a broad-based equity program is core to our compensation philosophy that has historically granted long-term equity incentive awards to all employees on an annual basis to, among other things, align our employees’ interests with those of our stockholders by creating a culture of ownership. The Amended 2019 Plan will allow us to continue to utilize equity awards as long-term incentives to secure and retain the services of our employees, non-employee directors and consultants, consistent with our compensation philosophy and common compensation practice for our industry. To date, equity awards have been a key aspect of our program to attract and retain key employees, non-employee directors and consultants. We believe the use of equity awards strongly aligns the interests of our employees with those of our shareholders by placing a considerable proportion of our employees’ total compensation “at risk” because it is contingent on the appreciation in value of our common shares. In addition, we believe equity awards encourage employee ownership of our common shares and promote retention through the reward of long-term Company performance. The Amended 2019 Plan allows us to utilize a broad array of equity incentives with flexibility in designing such incentives, including traditional option grants, share appreciation rights, restricted share awards, restricted share unit awards, performance share awards and other share awards.

As of April 15, 2025, 919,575 shares remained available for future grant under the 2019 Plan. The Board believes that the issuance of equity awards is a key element underlying our ability to recruit, retain and motivate key employees, consultants and directors, better aligns the interests of such persons with those of our shareholders, and is a substantial contributing factor to our success and the future growth of our business. However, we believe that the common shares currently available for grant under the 2019 Plan will be insufficient to meet our anticipated recruiting and retention needs. Additionally, 100% of the awards outstanding under the Plan were “underwater,” or trading below their strike price, as of April 15, 2025. Therefore, the Board believes that the approval of the Amended 2019 Plan is in the best interests of the Company and its shareholders and recommends a vote in favor of this Proposal No. 3.

As of April 15, 2025, share awards covering an aggregate of 10,665,765 common shares were outstanding under the 2019 Plan.

If our request to increase the share reserve of the 2019 Plan by 4,000,000 shares is approved, we will have approximately 4,919,575 common shares available for grant after the Annual Meeting, which the Board believes will provide sufficient equity for attracting, retaining and motivating employees for approximately one to two years, although the actual duration may vary based on changes in factors such as stock price fluctuation, estimated headcount, changes to business conditions and/or company strategies and projected equity award cancellations.

We Carefully Manage the Use of Equity Awards

Our compensation philosophy reflects broad-based eligibility for equity awards, and we grant awards to substantially all of our employees. However, we recognize that equity awards dilute existing shareholders, and, therefore, we are mindful to responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize shareholders’ value by granting the appropriate number of equity awards necessary to attract, retain and motivate employees, non-employee Directors and key consultants.

The following table provides certain additional information regarding our use of equity awards.

As of April 15, 2025
Total number of shares subject to outstanding stock options(1)	11,126,400
Weighted-average exercise price per share of outstanding stock options(1)	$4.22
Weighted-average remaining term of outstanding stock options (in years)(1)	6.8 years
Total number of shares available for grant under the 2019 Plan(2)	919,575
Total number of shares outstanding	53,464,273
Per-share closing price of our common shares as reported on Nasdaq Global Select Market	$0.834
Total number of pre-funded warrants outstanding(3)	12,910,590

(1)	Includes common shares subject to outstanding stock options under our Third Amended and Restated Stock Option Plan (the “2011 Plan”), the 2019 Plan and the Inducement Plan.

(2)	As of the April 15, 2025, there were no common shares available for grant under any prior plans, other than the 2011 Plan.

(3)	Pre-funded warrants were not issued pursuant to the 2019 Plan or the Inducement Plan. See Note 8 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for additional details.

Common measures of an equity incentive plan’s cost include burn rate, dilution and overhang. The burn rate refers to how fast a company uses the supply of shares authorized for issuance under its equity incentive plan. Over the last three years, we have maintained an average burn rate of 4.7% of shares outstanding per year. Dilution measures the degree to which our shareholders’ ownership has been diluted by share-based compensation awarded under our equity incentive plans and also includes shares that may be awarded under our equity incentive plans in the future (“overhang”).

The following table shows how our key equity metrics have changed over the past three years:

Key Equity Metrics	2024	2023	2022
Burn Rate(1)	4.1%	4.6%	5.5%
Overhang(2)	18.2%	25.1%	22.3%
Dilution(3)	16.1%	20.3%	17.8%

(1)	Burn rate is calculated by dividing the number of shares subject to equity awards granted during the year by the weighted-average number of shares outstanding during the year, which for purposes of this table includes the outstanding pre-funded warrants. See Note 8 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for additional details.

(2)	Overhang is calculated by dividing (a) the sum of (x) the number of shares subject to equity awards outstanding at the end of the year and (y) the number of shares available for future grants, by (b) the number of shares outstanding at the end of the year, which for purposes of this table includes the outstanding pre-funded warrants. See Note 8 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for additional details.

(3)	Dilution is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year, which for purposes of this table includes the outstanding pre-funded warrants. See Note 8 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for additional details.

In evaluating whether to approve the Amended 2019 Plan, the Board and Compensation Committee reviewed our historical issuances under the 2019 Plan and considered our future needs for equity awards under the 2019 Plan, based on our plans for future expansion and growth in light of our anticipated recruiting and retention needs, including with regard to the potential expansion of our commercialization and clinical development efforts, and changes in Company capitalization and dilution. We intend to grant future equity awards under the Amended 2019 Plan in amounts that are reasonable and based on market data prepared by the independent compensation consultant to the Compensation Committee.

The approval of the Amended 2019 Plan will allow us to continue to grant options, and would allow us to grant other awards described below, at levels determined appropriate by the Board or the Compensation Committee. The Amended 2019 Plan will continue to provide us with flexibility in designing equity incentives in an environment where competition for highly trained and experienced employees, non-employee directors and consultants is high among biopharmaceutical companies. The Amended 2019 Plan will allow us to continue to utilize equity awards as long-term incentives to secure and retain the services of our employees, non-employee directors and consultants, consistent with our compensation philosophy and common compensation practice for our industry.

The Amended 2019 Plan Combines Compensation and Governance Best Practices

The Amended 2019 Plan includes both updated and maintained provisions that are designed to protect our shareholders’ interests and to reflect corporate governance best practices, including the following key aspects:

●	Removal of the annual “evergreen” provision. The Amended 2019 Plan does not contain an annual “evergreen” provision. The Amended 2019 Plan authorizes a fixed number of shares, so that shareholder approval is required to reserve any additional shares, allowing our shareholders to have direct input on our equity compensation program. Consistent with Nasdaq rules, the Amended 2019 Plan requires stockholder approval of any material revisions to the Amended 2019 Plan. In addition, certain other amendments to the Amended 2019 Plan require shareholder approval.

●	No discounted options or share appreciation rights. All options and share appreciation rights granted under the Amended 2019 Plan must have an exercise price equal to or greater than the fair market value of our common shares on the date the option or share appreciation right is granted.

●	Limit on non-employee director compensation. The aggregate value of all compensation granted or paid by us to any individual for service as a non-employee director with respect to any calendar year, such period referred to as the annual period, including awards granted under the Amended 2019 Plan and cash fees paid to such non-employee director, will not exceed $750,000 in total value (or, with respect to the calendar year in which a non-employee director is first appointed or elected to the Board, $1,100,000). For purposes of this limitation, the value of any equity awards is calculated based on the grant date fair value of such awards for financial reporting purposes.

●	Restrictions on dividends and dividend equivalents. The Amended 2019 Plan provides that (i) no dividends or dividend equivalents may be paid with respect to any of our shares subject to an award before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.

●	Awards subject to forfeiture/clawback. Awards granted under the Amended 2019 Plan will be subject to recoupment in accordance with our Clawback Policy. See “Executive Compensation—Clawback Policy” for additional details. In addition, the Board may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

●	Termination of options and share appreciation rights on a participant’s termination for cause. Awards generally expire immediately if a participant’s service is terminated for cause, which is defined under the Amended 2019 Plan as (i) a failure or refusal by the participant to perform his or her customary duties or services for the Company or any affiliate without lawful justification after being provided with 10 business days’ notice from the Company and an opportunity to cure such failure to perform, in a manner satisfactory to the Company or any affiliate; (ii) the participant’s conviction for a criminal act or other indictable offence pursuant to the provisions of any criminal or penal statute of any jurisdiction which the Company or any affiliate reasonably determines may have an adverse effect upon the reputation or good will of the Company or any affiliate or on the performance of the participant’s duties, or the commission by the participant of any indictable or criminal offence or act which denotes moral turpitude, whether relating or not to the course of employment; (iii) a breach by the participant of, or his or her failure or refusal to perform, in any material respect, any of his or her obligations under any employment agreement, employee invention and confidentiality agreement or such other material written agreement between participant and the Company or any related entity; (iv) wanting in adequate capacity or qualification to fulfil the participant’s employment functions; (v) any breach of any non-compete or non-solicitation covenant of the participant; or (vi) any dishonest or fraudulent act relating directly or indirectly to the course of employment.

●	No liberal change in control definition. The change in control definition in the Amended 2019 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the Amended 2019 Plan to be triggered.

●	No accelerated vesting of awards upon change in control. The Amended 2019 Plan does not provide for accelerated vesting of awards upon a change in control.

●	Material amendments require shareholder approval. Consistent with Nasdaq rules, the Amended 2019 Plan requires shareholder approval of any material revisions to the Amended 2019 Plan. In addition, certain other amendments to the Amended 2019 Plan require shareholder approval.

Shareholder Approval

If this Proposal No. 3 is approved by our shareholders, the Amended 2019 Plan will become effective as of the date of the Annual Meeting. In the event that our shareholders do not approve this Proposal No. 3, the Amended 2019 Plan will not become effective and the 2019 Plan will continue to be effective in accordance with its terms. If our Amended 2019 Plan is not approved, the Board of Directors believes that we will not have sufficient shares available under the 2019 Plan to make grants to help us retain top employees and other service providers and, unless we increase our Inducement Plan without the approval of our shareholders (pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules), we will not be able to use equity compensation awards to attract new employees.

Description of Amended 2019 Plan

The material features of the Amended 2019 Plan are described below. The following description of the Amended 2019 Plan is a summary only and is qualified in its entirety by reference to the complete text of the Amended 2019 Plan. Shareholders are urged to read the actual text of the Amended 2019 Plan in its entirety, which is attached to this proxy statement as Annex B.

Awards. Our Amended 2019 Plan provides for the grant of incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (“NSOs”), share appreciation rights, restricted share awards, restricted share unit awards, performance share awards, performance cash awards and other forms of share awards to employees, directors and consultants, including employees and consultants of our affiliates.

Eligibility. All of our (including our affiliates’) employees, non-employee directors and consultants are eligible to participate in the Amended 2019 Plan and may receive all types of awards other than ISOs. ISOs may be granted under the Amended 2019 Plan only to our employees. As of April 15, 2025, we had 37 employees, seven non-employee directors and five consultants who received equity grants in 2024 or 2025.

Authorized Shares. Subject to adjustment for certain changes in our capitalization, the aggregate number of common shares that may be issued under the Amended 2019 Plan will not exceed the sum of (i) 4,000,000 new shares; (ii) 2,923,501 shares previously approved by the Company’s shareholders under the 2019 Plan; and (iii) the number of shares (not to exceed 2,787,063 shares) (A) that remained available for the issuance of awards under our 2011 Plan at the time our 2019 Plan became effective, and (B) any shares subject to outstanding options or other share awards that were granted under our 2019 Plan or 2011 Plan that terminate or expire prior to exercise or settlement, are forfeited because of the failure to vest or are reacquired or withheld (or not issued) to satisfy a tax withholding obligation or the purchase or exercise price.

The maximum number of our common shares that may be issued on the exercise of ISOs under our Amended 2019 Plan is 29,131,292 shares.

The Amended 2019 Plan will not include an “evergreen” provision following shareholder approval of the Amended 2019 Plan.

Shares subject to share awards granted under our Amended 2019 Plan that expire or terminate without being exercised in full or that are paid out in cash rather than in shares do not reduce the number of shares available for issuance under our Amended 2019 Plan. If any common shares issued pursuant to a share award are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required to vest, the shares that are forfeited or repurchased will revert to and again become available for issuance under the Amended 2019 Plan. Any shares subject to an award that are surrendered in satisfaction of tax withholding obligations or as consideration for the exercise or purchase price of a share award will again become available for issuance under the Amended 2019 Plan.

The maximum number of common shares subject to share awards granted under the Amended 2019 Plan or otherwise during any one calendar year to any non-employee director, taken together with any cash fees paid by us to such non-employee director during such calendar year for service on the Board, will not exceed $750,000 in total value (calculating the value of any such share awards based on the grant date fair value of such share awards for financial reporting purposes), or, with respect to the calendar year in which a non-employee director is first appointed or elected to the Board, one million one hundred thousand dollars ($1,100,000).

Plan Administration. Our Board, or a duly authorized committee of our Board, will administer our Amended 2019 Plan and is referred to as the “plan administrator” herein. Our Board may also delegate to one or more of our officers the authority to (1) designate employees (other than officers) to receive specified share awards and (2) determine the number of shares subject to such share awards. Under our Amended 2019 Plan, our Board has the authority to determine award recipients, grant dates, the numbers and types of share awards to be granted, the applicable fair market value, and the provisions of each share award, including the period of exercisability and the vesting schedule applicable to a share award.

Under the Amended 2019 Plan, the Board also generally has the authority to effect, with the consent of any adversely affected participant, (A) the reduction of the exercise, purchase, or strike price of any outstanding award; (B) the cancellation of any outstanding award and the grant in substitution therefore of other awards, cash, or other consideration; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

Options. ISOs and NSOs are granted under option agreements adopted by the plan administrator. The plan administrator determines the exercise price for options, within the terms and conditions of the Amended 2019 Plan, provided that the exercise price of an option generally cannot be less than 100% of the fair market value of our common shares on the date of grant. Options granted under the Amended 2019 Plan vest at the rate specified in the option agreement as determined by the plan administrator.

The plan administrator determines the term of options granted under the Amended 2019 Plan, up to a maximum of 10 years. Unless the terms of an optionholder’s option agreement provide otherwise, if an optionholder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws or our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of common shares issued upon the exercise of an option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) a net exercise of the option if it is an NSO, or (4) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer in each case, (i) an option may be transferred pursuant to a domestic relations order, official marital settlement agreement, or other divorce or separation instrument and (ii) an optionholder may designate a beneficiary who may exercise the option following the optionholder’s death.

Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our common shares with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of our equity benefit plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own shares possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the option exercise price is at least 110% of the fair market value of the shares subject to the option on the date of grant, and (2) the term of the ISO does not exceed five years from the date of grant.

Restricted Share Unit Awards. Restricted share unit awards are granted under restricted share unit award agreements adopted by the plan administrator. Restricted share unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our Board and permissible under applicable law. A restricted share unit award may be settled by cash, delivery of shares, a combination of cash and shares as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted share unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted share unit award. Except as otherwise provided in the applicable award agreement, restricted share unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Share Awards. Restricted share awards are granted under restricted share award agreements adopted by the plan administrator. A restricted share award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us, or any other form of legal consideration that may be acceptable to our Board and permissible under applicable law. The plan administrator determines the terms and conditions of restricted share awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the common shares held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Share Appreciation Rights. Share appreciation rights are granted under share appreciation right agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a share appreciation right, which generally cannot be less than 100% of the fair market value of our common shares on the date of grant.

A share appreciation right granted under the Amended 2019 Plan vests at the rate specified in the share appreciation right agreement as determined by the plan administrator.

The plan administrator determines the term of share appreciation rights granted under the Amended 2019 Plan, up to a maximum of 10 years. If a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested share appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the share appreciation right following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested share appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, share appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a share appreciation right be exercised beyond the expiration of its term.

Performance Awards. The Amended 2019 Plan permits the grant of performance-based share and cash awards. Our compensation committee may structure awards so that the share or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period.

The performance goals that may be selected include one or more of the following: (i) sales; (ii) revenues; (iii) assets; (iv) expenses; (v) market penetration or expansion; (vi) earnings from operations; (vii) earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization, incentives, service fees or extraordinary or special items, whether or not on a continuing operations or an aggregate or per share basis; (viii) net income or net income per common share (basic or diluted); (ix) return on equity, investment, capital or assets; (x) one or more operating ratios; (xi) borrowing levels, leverage ratios or credit rating; (xii) market share; (xiii) capital expenditures; (xiv) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (xv) share price, dividends or total shareholder return; (xvi) development of new technologies or products; (xvii) sales of particular products or services; (xviii) economic value created or added; (xix) operating margin or profit margin; (xx) customer acquisition or retention; (xxi) raising or refinancing of capital; (xxii) successful hiring of key individuals; (xxiii) resolution of significant litigation; (xxiv) acquisitions and divestitures (in whole or in part); (xxv) joint ventures and strategic alliances; (xxvi) spin-offs, split-ups and the like; (xxvii) reorganizations; (xxviii) recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings; (xxix) or strategic business criteria, consisting of one or more objectives based on the following goals: achievement of timely development, design management or enrollment, meeting specified market penetration or value added, payor acceptance, patient adherence, peer reviewed publications, issuance of new patents, establishment of or securing of licenses to intellectual property, product development or introduction (including, without limitation, any clinical trial accomplishments, regulatory or other filings, approvals or milestones, discovery of novel products, maintenance of multiple products in pipeline, product launch or other product development milestones), geographic business expansion, cost targets, cost reductions or savings, customer satisfaction, operating efficiency, acquisition or retention, employee satisfaction, information technology, corporate development (including, without limitation, licenses, innovation, research or establishment of third-party collaborations), manufacturing or process development, legal compliance or risk reduction, patent application or issuance goals, or goals relating to acquisitions, divestitures or other business combinations (in whole or in part), joint ventures or strategic alliances; and (xxx) other measures of performance selected by the Board.

The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Our Board is authorized at any time in its sole discretion, to adjust or modify the calculation of a performance goal for such performance period in order to prevent the dilution or enlargement of the rights of participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting us, or our financial statements in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; or (c) in view of the Board’ assessment of our business strategy, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant. Specifically, the Board is authorized to make adjustment in the method of calculating attainment of performance goals and objectives for a performance period as follows: (i) to exclude the dilutive effects of acquisitions or joint ventures; (ii) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; and (iii) to exclude the effect of any change in our outstanding common share by reason of any share dividend or split, share repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends. In addition, the Board is authorized to make adjustment in the method of calculating attainment of performance goals and objectives for a performance period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (v) to exclude the effects to any statutory adjustments to corporate tax rates; and (vi) to make other appropriate adjustments selected by the Board.

Other Share Awards. The plan administrator may grant other awards based in whole or in part by reference to our common shares. The plan administrator will set the number of shares under the share award and all other terms and conditions of such awards.

Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a share split, reverse share split, or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the Amended 2019 Plan, (2) the class and maximum number of shares by which the share reserve may increase automatically each year, (3) the class and maximum number of shares that may be issued on the exercise of ISOs, (4) the class and maximum number of shares that may be awarded to any non-employee director and (5) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding share awards.

Corporate Transactions. Our Amended 2019 Plan provides that in the event of certain specified significant corporate transactions (or a change in control, as defined below), unless otherwise provided in an award agreement or other written agreement between us and the award holder, the plan administrator may take one or more of the following actions with respect to such share awards:

●	arrange for the assumption, continuation, or substitution of a share award by a successor corporation;

●	arrange for the assignment of any reacquisition or repurchase rights held by us to a successor corporation;

●	accelerate the vesting, in whole or in part, of the share award and provide for its termination if not exercised (if applicable) at or before the effective time of the transaction;

●	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us;

●	cancel or arrange for the cancellation of the share award, to the extent not vested or not exercised before the effective time of the transaction, in exchange for a cash payment, if any; or

●	make a payment equal to the excess, if any, of (A) the value of the property the participant would have received on exercise of the award immediately before the effective time of the transaction, over (B) any exercise price payable by the participant in connection with the exercise.

The plan administrator is not obligated to treat all share awards or portions of share awards in the same manner and is not obligated to take the same actions with respect to all participants.

Under the Amended 2019 Plan, a corporate transaction is generally the consummation of: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of more than 50% of our outstanding securities, (3) a merger, amalgamation, arrangement or consolidation where we do not survive the transaction, or (4) a merger or consolidation where we do survive the transaction but our common shares outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control. In the event of a change in control, the plan administrator may take any of the above-mentioned actions. Awards granted under the Amended 2019 Plan may be subject to additional acceleration of vesting and exercisability upon or after a change in control as may be provided in the applicable share award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur. Under the Amended 2019 Plan, a change in control is generally (1) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding shares, (2) a merger, amalgamation, arrangement, consolidation or similar transaction in which our shareholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction, (3) a sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our shareholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction, (4) a complete dissolution or liquidation of the company or (5) when a majority of our Board becomes comprised of individuals who were not serving on our Board on the date of the underwriting agreement related to our initial public offering, or the incumbent Board, or whose nomination, appointment, or election was not approved by a majority of the incumbent Board still in office.

Plan Amendment or Termination. Our Board has the authority to amend, suspend, or terminate our Amended 2019 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our shareholders. No ISOs may be granted after the tenth anniversary of the date our Board adopted our 2019 Plan. No share awards may be granted under our Amended 2019 Plan while it is suspended or after it is terminated.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Amended 2019 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on their particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of shares acquired the Amended 2019 Plan. The Amended 2019 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the option is granted with an exercise price equal to the fair market value of the underlying shares on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying shares on the date of exercise of the option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the participant’s capital gain holding period for those shares will begin on that date.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The Amended 2019 Plan provides for the grant of options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share acquired upon exercise of an ISO exceeds the exercise price of the option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Share Awards

Generally, the recipient of a restricted share award will recognize ordinary income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. If, however, the shares are not vested when they are received (for example, if the employee is required to work for a period of time in order to have the right to sell the shares), the recipient generally will not recognize income until the shares become vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date they become vested over any amount paid by the recipient in exchange for the shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following their receipt of the restricted share award, to recognize ordinary income, as of the date the recipient receives the restricted share award, equal to the excess, if any, of the fair market value of the shares on the date the restricted share award is granted over any amount paid by the recipient for the shares.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted share award will be the amount paid for such shares plus any ordinary income recognized either when the shares are received or when the shares become vested.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted share award.

Restricted Share Unit Awards

Generally, the recipient of a restricted share unit award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the shares are delivered equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. To comply with the requirements of Section 409A of the Code, the shares subject to a restricted share unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted share unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted share unit award will be the amount paid for such shares plus any ordinary income recognized when the shares are is delivered.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted share unit award.

Share Appreciation Rights

Generally, if a share appreciation right is granted with an exercise price equal to the fair market value of the underlying shares on the grant date, the recipient will recognize ordinary income equal to the fair market value of the shares or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the share appreciation right.

Tax Consequences to the Company

Compensation of Covered Employees

Our ability to obtain a deduction, for U.S. federal income tax purposes, for amounts paid under the Amended 2019 Plan could be limited by Section 162(m) of the Code. Under Section 162(m) of the Code, compensation paid to any publicly held corporation’s “covered employees” (within the meaning of Section 162(m) of the Code) that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Awards granted under the Amended 2019 Plan will be subject to the deduction limit under Section 162(m) of the Code and will not be eligible to qualify for the performance-based compensation exception under Section 162(m) of the Code pursuant to the transition relief provided by the Tax Cuts and Jobs Act.

Golden Parachute Payments

Our ability (or the ability of one of our subsidiaries) to obtain a deduction for future payments under the Amended 2019 Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain “excess parachute payments” made in connection with a change in control of an employer-corporation.

New Plan Benefits

The following table sets forth certain information regarding future benefits under the Amended 2019 Plan:

Name and position	Number of options(1)		Number of PSUs(1)	Number of RSUs(1)
Joseph Oliveto, Chief Executive Officer	3,058,661		280,000	266,400
David Bharucha, Chief Medical Officer	405,600		100,000	80,400
Amit Hasija, Chief Financial Officer and Executive Vice President of Corporate Development	880,600		100,000	80,400
All current executive officers as a group	6,025,617		680,000	588,000
All current directors who are not executive officers as a group	924,447	(2)	─(2)	─(2)
All current employees, including all current officers who are not executive officers, as a group	1,904,681		243,000	397,900

(1)	Awards granted under the Amended 2019 Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2019 Plan.

(2)	Awards granted under the Amended 2019 Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2019 Plan. However, pursuant to our current compensation program for non-employee directors, each of our current non-employee directors annually is eligible to receive $42,500 plus an option to purchase 40,000 of our common shares on the date of such year’s annual meeting of shareholders.

Plan Benefits Under 2019 Plan

The following table sets forth, for each of the individuals and groups indicated, the total number of our shares subject to awards that have been granted (even if not currently outstanding) under the 2019 Plan through April 15, 2025.

Name and position	Number of stock options		Number of PSUs	Number of RSUs
Joseph Oliveto, Chief Executive Officer	3,058,661		280,000	266,400
David Bharucha, Chief Medical Officer	735,600		100,000	80,400
Amit Hasija, Chief Financial Officer and Executive Vice President of Corporate Development	880,600		100,000	80,400
All current executive officers as a group	6,335,617		680,000	588,000
All current directors who are not executive officers as a group	924,447	(2)	—	—
Each nominee for election as a non-employee director:				—
Robert J. Wills	160,000		—	—
Stuart M. Duty	120,000		—	—
Seth H.Z. Fischer	112.000		—	—
Lisa M. Giles	160.000		—	—
Joseph C. Papa	80.000		—	—
Andrew R. Saik	120.000		—	—
Michael Tomsicek	172.447		—	—
Each associate of any director, executive officer or nominee	—		—	—
Each other person who received or is to receive 5% of rights under the 2019 Plan	—		—	—
All current employees, including all current officers who are not executive officers, as a group	2,314,681		243,000	397,900

Registration with the SEC

If this Proposal No. 3 is approved by our shareholders, the Company will file a Registration Statement on Form S-8 with the SEC with respect to the shares of the Company’s common stock to be registered pursuant to the Amended 2019 Plan, as soon as reasonably practicable following shareholder approval.

The Board unanimously recommends a vote “FOR” Proposal No. 3.

PROPOSAL NO. 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act and the related rules of the SEC (the “Dodd-Frank Act”)), the Company is providing its shareholders the opportunity to cast a non-binding, advisory vote on the compensation of its named executive officers. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to express their views on the named executive officers’ compensation.

The Company’s named executive officer compensation program is designed to attract, reward and retain the caliber of officers needed to ensure the Company’s continued growth and profitability. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers described in this proxy statement. The compensation of our named executive officers is disclosed in the section of this proxy statement titled “Executive Compensation,” the compensation tables, and the related narrative disclosure contained therein. We believe that our named executive officer compensation program is competitive within our industry and strongly aligned with the long-term interests of our shareholders. Our Compensation Committee regularly reviews our named executive officer compensation program to ensure that it achieves the desired goals of aligning our named executive officer compensation structure with our shareholders’ interests and current market practices.

For these reasons, the Board recommends a vote in favor of the following resolution:

“RESOLVED, that the shareholders of Milestone Pharmaceuticals Inc. (the “Company”) approve, on an advisory basis, compensation paid to the Company’s named executive officers, as disclosed in its proxy statement for the 2025 Annual Meeting, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion.”

Because the vote is advisory, it is not binding on the Board or the Company. Nevertheless, the views expressed by the shareholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.

PROPOSAL NO. 5

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The requirements of Section 14A of the Securities Exchange Act of 1934 (which was added by the Dodd-Frank Act) enable our stockholders to indicate their preference at least once every six years regarding how frequently we should solicit a non-binding advisory vote on the compensation of our named executive officers as disclosed in our proxy statement. Accordingly, as required by these rules, the Company is seeking the input of its stockholders on the frequency with which it will hold a non-binding, advisory vote on the compensation of its named executive officers (commonly known as a “frequency of say-on-pay” proposal). In voting on this Proposal No. 5, shareholders are provided with four choices. Shareholders may indicate their preference as to whether the advisory vote on the compensation of the Company’s named executive officers should occur (i) once every year, (ii) once every two years, (iii) once every three years; or (iv) the stockholders may abstain from voting on this Proposal No. 5.

After careful consideration, it is the opinion of the Board that the frequency of the shareholder vote on the compensation of the Company’s named executive officers should be once every year (i.e., annually). The Board of Director’s determination was influenced by the fact that the compensation of our named executive officers is evaluated, adjusted and approved on an annual basis. By providing an advisory vote on executive compensation on an annual basis, our shareholders will be able to provide direct input on the Company’s compensation policies and practices, and the resulting compensation for the named executive officers, every year. Shareholders would have the opportunity to consider the Company’s most recent compensation decisions in the context of its pay-for-performance philosophy and focus on increasing long-term shareholder value, and to provide feedback to the Company in a timely way.

While the Board recommends an annual vote, shareholders are not voting to approve or disapprove of the Board of Director’s recommendation. Rather, shareholders are being provided with the opportunity to cast a non-binding, advisory vote, via the enclosed proxy card, on whether the shareholder advisory vote on named executive officer compensation should occur (i) once every year, (ii) once every two years, (iii) once every three years, or (iv) to abstain from voting on the matter.

The Board and the Compensation Committee value the opinions of the shareholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority, the Board will consider the shareholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and, therefore, not binding on the Board or the Company, the Board may decide that it is in the best interests of the shareholders that the Company hold an advisory vote on executive compensation more or less frequently than the option preferred by the shareholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of the Company or the Board.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE OF “ONE YEAR” FOR PROPOSAL NO. 5.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our share capital as of April 15, 2025 by:

●	each person, or group of affiliated persons, known by us to beneficially own, or control or direct directly or indirectly, more than 5% of our common shares;

●	each of our directors;

●	each of our named executive officers; and

●	all of our current executive officers and directors as a group.

The percentage ownership information is based on 53,464,273 common shares outstanding as of April 15, 2025.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common shares. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include common shares issuable pursuant to the exercise of options that are either immediately exercisable or exercisable within 60 days of April 15, 2025. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o Milestone Pharmaceuticals Inc., 1111 Dr. Frederik-Philips Blvd., Suite 420, Montréal, Québec CA H4M 2X6.

NAME	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENTAGE OF SHARES BENEFICIALLY OWNED
Greater than 5% Shareholders:
Entities affiliated with RTW Investments L.P.(1)	5,640,593	9.99%
Integrated Core Strategies (US) LLC(2)	2,736,043	5.1%
Directors and Named Executive Officers:
Robert J. Wills(3)	175,000	*
Stuart M. Duty(4)	173,333	*
Seth H.Z. Fischer(5)	157,083	*
Lisa M. Giles(6)	293,333	*
Joseph Oliveto(7)	5,043,594	9.0%
Joseph C. Papa(8)	106,667	*
Andrew R. Saik(9)	173,333	*
Michael Tomsicek(10)	333,227	*
David Bharucha(11)	748,037	1.4%
Amit Hasija(12)	1,139,830	2.1%
All current executive officers and directors as a group (12 persons)(13)	10,419,508	19.5%

*       Represents beneficial ownership of less than 1%.

(1)	Based in part on a Schedule 13G/A as filed by RTW Investments, LP (“RTW”) on February 14, 2025. Consists of (a) 2,506,102 common shares and (b) 3,134,491 common shares issuable upon exercise of certain pre-funded warrants issued in July 2020 (the “July Pre-Funded Warrants”) held directly by RTW Master Fund, Ltd. As a result of the Ownership Cap (as defined below), the following have been excluded from the amounts reported above as beneficially owned: (a) 3,520,640 July Pre-Funded Warrants, (b) 952,380 common shares issuable upon exercise of certain pre-funded warrants issued in October 2020 (the “October Pre-Funded Warrants”), (c) 910,746 common shares issuable upon exercise of certain pre-funded warrants issued in May 2021 (the “May Pre-Funded Warrants”), (d) 1,059,000 issuable upon exercise of certain pre-funded warrants issued in March 2023 (the “March 2023 Pre-Funded Warrants”) and (e) 3,333,333 common shares issuable upon exercise of certain pre-funded warrants issued in March 2024 (the “March 2024 Pre-Funded Warrants” and, collectively with the July Pre-Funded Warrants, the October Pre-Funded Warrants and the March 2023 Pre-Funded Warrants, the “Pre-Funded Warrants”). Pursuant to the terms of the Pre-Funded Warrants, RTW cannot exercise or convert such Pre-Funded Warrants if RTW would beneficially own, after such exercise, more than 9.99% of the Company’s outstanding common shares (the “Ownership Cap”). RTW Investments, LP is the investment manager of RTW Master Fund, Ltd., and has the power to vote and the power to direct the disposition of all such common shares held by the fund. Roderick Wong, M.D. is the Managing Partner and Chief Investment Officer of RTW Investments, LP and may be deemed to beneficially own such common shares. The address of RTW Investments, LP and Dr. Wong is 40 10th Avenue, Floor 7, New York, New York, 10014.

(2)	Based solely on a Schedule 13G/A as filed by Integrated Core Strategies (US) LLC on October 29, 2024. The principal business address of Integrated Core Strategies (US) LLC is c/o Millennium Management LLC 399 Park Avenue New York, New York 10022.

(3)	Includes 160,000 common shares underlying outstanding options that are immediately exercisable or will be immediately exercisable within 60 days of April 15, 2025.

(4)	Represents common shares underlying outstanding options that are immediately exercisable or will be immediately exercisable within 60 days of April 15, 2025.

(5)	Represents common shares underlying outstanding options that are immediately exercisable or will be immediately exercisable within 60 days of April 15, 2025.

(6)	Represents common shares underlying outstanding options that are immediately exercisable or will be immediately exercisable within 60 days of April 15, 2025.

(7)	Includes 2,599,802 common shares underlying outstanding options that are immediately exercisable or will be immediately exercisable within 60 days of April 15, 2025.

(8)	Represents common shares underlying outstanding options that are immediately exercisable or will be immediately exercisable within 60 days of April 15, 2025.

(9)	Represents common shares underlying outstanding options that are immediately exercisable or will be immediately exercisable within 60 days of April 15, 2025.

(10)	Includes 318,227 common shares underlying outstanding options that are immediately exercisable or will be immediately exercisable within 60 days of April 15, 2025.

(11)	Includes 722,916 common shares underlying outstanding options that are immediately exercisable or will be immediately exercisable within 60 days of April 15, 2025.

(12)	Includes 1,120,625 common shares underlying outstanding options that are immediately exercisable or will be immediately exercisable within 60 days of April 15, 2025

(13)	Includes 10,419,508 common shares underlying outstanding options that are immediately exercisable or will be immediately exercisable within 60 days of April 15, 2025.

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers, including their ages as of the date of this Proxy Statement:

NAME	AGE	POSITION(S)
Joseph Oliveto	58	President, Chief Executive Officer and Director
David Bharucha	63	Chief Medical Officer
Amit Hasija	52	Chief Financial Officer and Executive Vice President of Corporate Development
Lorenz Muller	61	Chief Commercial Officer
Jeffrey Nelson	44	Chief Operating Officer

Biographical information for Joseph Oliveto is included in “Proposal No. 1 – Election of Directors – Nominees for Election.”

David Bharucha has served as our Chief Medical Officer since February 2022. Prior to becoming our Chief Medical Officer, Dr. Bharucha was with Allergan (a division of AbbVie as of 2020), where he held various roles, including serving as Vice President, R&D, Clinical Development Section Head from 2018 to 2021, as Associate Vice-President R&D, Clinical Development, Section Head from 2017 to 2018, and as Senior Director, Branded R&D Clinical Development from 2015 to 2016. His leadership positions included membership and chairing early- and late-stage research and development governance boards and serving on joint development committees with partner companies. Dr. Bharucha received his B.A. (Honors) degree in Biology from Haverford College, his Ph.D. degree in Biochemistry/Molecular Biology from the University of Chicago and his M.D. (Honors) degree from the University of Chicago, Pritzker School of Medicine. Dr. Bharucha became triple board-certified in Internal Medicine, Cardiovascular Disease, and Clinical Cardiac Electrophysiology, and served on the faculty of major medical centers.

Amit Hasija has served as our Chief Financial Officer and Executive Vice President of Corporate Development since September 2019. Prior to Milestone Pharmaceuticals, Mr. Hasija served as Chief Financial Officer and Chief Business Officer at Fulcrum Therapeutics. Prior to Fulcrum, he spent five years at Sanofi where he served as Vice President of North America Pharmaceutical Business Development. Prior to joining Sanofi over approximately 10 years, Mr. Hasija held positions in investment banking at Credit Suisse, Goldman Sachs and Deutsche Bank. He began his career at Merck. Mr. Hasija received a BS in Chemical Engineering from Drexel University and an MBA from New York University’s Stern School of Business.

Lorenz Muller has served as our Chief Commercial Officer since October 2017. Prior to joining our company, Mr. Muller served as the Vice President of Marketing at Exact Sciences Corporation, a molecular diagnostics company, from June 2016 through July 2017. Prior to that, Mr. Muller served as the Executive Director, Thrombosis at Daiichi Sankyo, Inc. from July 2008 through December 2015. Mr. Muller received his B.S. degrees in Chemical Engineering and Life Sciences and his M.S. degree in Chemical Engineering from the Massachusetts Institute of Technology. He received his MBA from the Harvard Graduate School of Business Administration.

Jeffrey Nelson has served as Milestone’s Chief Operating Officer since June 2020. He previously served as Milestone’s Vice President, Project Management from August 2018 until June 2020. Prior to that, Mr. Nelson was Vice President Program Management at Mateon Therapeutics, Inc. (now Oncotelic Therapeutics, Inc.), which was an oncology-focused biotech company, from September 2015 until November 2017. Mr. Nelson holds a BA in Economics from Brandeis University.

EXECUTIVE COMPENSATION

Our named executive officers for the year ended December 31, 2024, which consist of our principal executive officer and our next two most highly compensated executive officers who were serving as executive officers at the end of 2024 are:

●	Joseph Oliveto, our President and Chief Executive Officer;

●	David Bharucha, our Chief Medical Officer; and

●	Amit Hasija, our Chief Financial Officer and Executive Vice President of Corporate Development.

Summary Compensation Table

The following table provides information regarding the compensation provided to our named executive officers for the years ended December 31, 2024 and 2023.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)(1)	OPTION AWARDS ($)(2)(3)	STOCK AWARDS ($)(4)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(5)	ALL OTHER COMPENSATION ($)		TOTAL ($)
Joseph Oliveto	2024	601,520	—	—	225,570	55,171	(6)	882,261
Chief Executive Officer	2023	601,520	1,028,621	—	292,000	55,950		1,978,092
David Bharucha	2024	458,350	—	—	137,505	40,319	(7)	636,174
Chief Medical Officer	2023	458,350	528,597	—	190,460	42,624		1,220,031
Amit Hasija	2024	437,750	—	—	114,909	48,858	(8)	601,517
Chief Financial Officer and Executive Vice President of Corporate Development	2023	437,750	371,447	—	148,750	48,390		1,006,337

(1)	Salary amounts represent actual amounts paid or earned during the applicable fiscal year, except as otherwise noted. See “—Narrative to the Summary Compensation Table—Annual Base Salary” below.

(2)	In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during the applicable fiscal year, computed in accordance with ASC 718 for share-based compensation transactions. Assumptions used in the calculation of these amounts are included in Note 9 to our audited consolidated financial statements included in our Annual Report on Form 10-K. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the share options, the exercise of the share options, or the sale of the common shares underlying such share options.

(3)	In the year ended December 31, 2024, executive officers were granted performance-based option awards. The performance targets associated with such performance-based option awards were not achieved, and therefore, no such awards vested and no related compensation expense was recorded. For the performance-based options granted in 2024, the achievement of the performance goals for this award was deemed not probable at the time of grant and therefore such performance-based options had no grant date fair value. The maximum grant date target values of the performance-based option awards for 2024 assuming all performance targets were achieved at their maximum levels would be as follows: for Mr. Oliveto $386,400, for Mr. Bharucha $138,000 and for Mr. Hasija $138,000.

(4)	In the year ended December 31, 2024, executive officers were granted performance stock unit (“PSUs”). The performance targets associated with such PSU awards were not achieved, and therefore, no PSUs vested and no related compensation expense was recorded. For the PSUs granted in 2024, the achievement of the performance goals for this award was deemed not probable at the time of grant and therefore such PSUs had no grant date fair value. The maximum grant date target values of the PSUs for 2024 assuming all performance targets were achieved at their maximum levels would be as follows: for Mr. Oliveto $487,200, for Mr. Bharucha $174,000 and for Mr. Hasija $174,000.

(5)	Reflects performance-based cash bonuses awarded to our named executive officers. See “—Non Equity Incentive Plan Compensation” below for a description of the material terms pursuant to which this compensation was awarded.

(6)	Includes (i) $38,345 in company contributions to Mr. Oliveto’s 401(k) and (ii) $16,826 in company contributions to Mr. Oliveto’s life insurance premiums.

(7)	Includes (i) $36,227 in company contributions to Dr. Bharucha’s 401(k) and (ii) $4,092 in company contributions to Dr. Bharucha’s life insurance premiums.

(8)	Includes (i) $38,493 in company contributions to Mr. Hasija’s 401(k) and (ii) $10,365 in company contributions to Mr. Hasija’s life insurance premiums.

Narrative to the Summary Compensation Table

Our Board reviews compensation annually for all employees, including our named executive officers. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our shareholders and a long-term commitment to our Company.

Following the completion of our initial public offering in May 2019, our Compensation Committee has determined our executive officers’ compensation (other than for our chief executive officer) and has typically reviewed and discussed management’s proposed compensation for all executives other than our chief executive officer. Based on those discussions, the Compensation Committee then considered and approved the compensation of each executive officer other than our chief executive officer.

Our Compensation Committee, or the Board (upon recommendation of the Compensation Committee) determines the compensation of our chief executive officer.

Annual Base Salary

Base salaries for our executive officers are initially established through arm’s-length negotiations at the time of the executive officer’s hiring, taking into account such executive officer’s qualifications, experience, the scope of his or her responsibilities and competitive market compensation paid by other companies for similar positions within the industry and geography. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. The annual base salaries for each of Mr. Oliveto, Dr. Bharucha and Mr. Hasija for 2024 and 2023 are set forth in the table below:

Name	2024 Base Salary ($)	2023 Base Salary ($)
Joseph Oliveto	601,520	601,520
David Bharucha	458,350	458,350
Amit Hasija	437,750	437,750

In making decisions regarding salary increases, we may also draw upon the experience of members of our Board with executives at other companies. For fiscal year 2024, the Compensation Committee decided to maintain the same base salaries for all NEOs, without a merit increase, as a result of 2023 corporate performance and cash conservation measures.

Non-Equity Incentive Plan Compensation

In accordance with the terms of their employment agreements, as amended, our named executive officers are eligible to receive annual bonuses of up to a percentage of each executive’s gross base salary based on individual performance, company performance or as otherwise determined appropriate by our Board.

2024 Annual Bonus Information

Name	Target Bonus (% of Salary)	Target Bonus ($)	Actual Bonus ($)
Joseph Oliveto	50%	$300,760	$300,760
David Bharucha	40%	$183,340	$183,340
Amit Hasija	35%	$153,212	$153,212

For fiscal year 2024, the Compensation Committee decided to maintain the same target annual bonus opportunities for all NEOs.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align interests of our employees with those of our shareholders, including our executive officers. The Board and the Compensation Committee are responsible for approving equity grants. As of the date hereof, share option awards were the only form of equity awards we have granted to any of our executive officers.

We have historically used share options as an incentive for long-term compensation to retain and motivate our executive officers because they allow our executive officers to realize value only if our share price increases from the date of grant. We may grant equity awards at such times as our Board determines appropriate. In addition, in connection with our initial public offering in May 2019, our Board delegated certain authority to our Compensation Committee to grant equity awards. Our executives generally are awarded an initial grant in the form of a share option in connection with their commencement of employment with us. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance.

In 2024, our Compensation Committee determined that the equity grants for our NEOs would be a combination of performance-based stock options and PSUs, which vest subject to performance conditions as described further in “—Outstanding Equity Awards at Fiscal Year-End,” below. 100% of executives’ 2024 equity grants were tied to performance-based vehicles. None of these awards had vested as of April 15, 2025.

Prior to our initial public offering in May 2019, we granted all share options pursuant to our Stock Option Plan (the “2011 Plan”). Following our initial public offering, we have granted equity incentive awards under the terms of the 2019 Equity Incentive Plan (the “2019 Plan”). The terms of our equity plans are described below under “—Equity Incentive Plans.”

All options are granted with an exercise price per share that is no less than the fair market value of our common shares on the date of grant of such award. Our share option awards generally vest over a four-year period and may be subject to acceleration of vesting and exercisability under certain termination and change in control events. See “—Outstanding Equity Awards at Fiscal Year-End.”

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding the outstanding equity awards held by our named executive officers as of December 31, 2024.

				OPTION AWARDS							STOCK AWARDS
NAME AND PRINCIPAL POSITION	GRANT DATE		VESTING COMMENCEMENT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) (EXERCISABLE)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) (UNEXERCISABLE)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised, Unearned Options (#)		OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(4)
Joseph Oliveto	10/27/2016		9/19/2016	121,574	-				1.12	9/19/2026
	1/3/2017		9/19/2016	8,960	-				1.12	1/3/2027
	12/12/2017		9/19/2016	108,491	-				1.54	9/19/2027
	12/12/2017		10/19/2016	5,365	-				1.54	9/19/2027
	10/26/2018		9/19/2016	11,970	-				2.66	10/25/2028
	10/26/2018		9/19/2016	179,509	-				2.66	10/25/2028
	11/21/2018		1/21/2020	75,196	-				2.66	11/21/2028
	11/21/2018		11/21/2018	187,996					2.66	11/21/2028
	6/5/2020		6/5/2020	150,000	-				3.74	6/5/2030
	3/24/2021		1/24/2022	1,677	15,974	(1)			6.26	3/24/2031
	3/24/2021		3/24/2021	626,448	25,901	(1)			6.26	3/24/2031
	3/21/2022		1/21/2025	-	18,315	(1)			5.46	3/21/2032
	3/21/2022		3/21/2022	343,750	137,935	(1)			5.46	3/21/2032
	2/16/2023		2/16/2023	82,500	195,000	(1)			3.59	2/16/2033
	5/6/2024		5/6/2024	-			280,000	(3)	1.74	5/6/2034	280,000	(5)	660,800	(6)

Amit Hasija	6/5/2020		6/5/2020	115,000	-				3.74	6/5/2030
	3/24/2021		3/24/2021	10,115	15,000	(1)			6.26	3/24/2031
	3/24/2021		3/24/2021	214,885					6.26	3/24/2031
	3/21/2022		1/21/2024	-	12,054	(1)			5.46	3/21/2032
	3/21/2022		3/21/2022	120,313	42,633	(1)			5.46	3/21/2032
	2/16/2023		2/16/2023	59,583	70,417	(1)			3.59	2/16/2033
	5/6/2024		5/6/2024	-			100,000	(3)	1.74	5/6/2024	100,000	(5)	236,000	(6)
David Bharucha	2/15/2022	(2)	2/15/2022	233,750	96,250	(1)			6.47	2/15/2032
	2/16/2023		2/16/2023	42,396	100,208	(1)			3.59	2/16/2033
	5/6/2024		5/6/2024	-			100,000	(3)	1.74	5/6/2034	100,000	(5)	236,000	(6)

(1)	The common shares underlying the options vest as to 25% on the first anniversary of the vesting commencement date, and the remaining shares vest in 36 equal monthly installments thereafter, subject to the named executive officer’s continued service through each vesting date.

(2)	In February 2022, our Board approved a stock option grant for 330,000 common shares to Dr. David Bharucha pursuant to the inducement grant exception under Nasdaq Stock Market Rule 5635(c)(4) as an inducement equity award outside of our 2019 Plan, and such grant was made as an inducement material to Dr. Bharucha’s acceptance of employment. Such stock option vests and becomes exercisable as to 25% of the shares underlying the award on the first anniversary of the date of grant and the remainder vesting in a series of thirty-six successive equal monthly installments over the following three years, subject to Dr. Bharucha's continued service to the Company through such applicable vesting dates. Such stock option will expire 10 years from date of grant.

(3)	(i) 50% of the shares underlying the options will vest on the six-month anniversary of the certification by the Compensation Committee that the U.S. Food and Drug Administration has provided a “New Drug Application Approval Letter” granting approval of Cardamyst (etripamil) (such certification date, the “Approval Date”) and (ii) the remaining 50% of the shares underlying the options will vest on the one-year anniversary of the Approval Date, provided in each case, that the optionee remains in Continuous Service (as defined in the 2019 Plan) through each applicable vesting date; and provided further, that the options shall expire without vesting if the Approval Date does not occur on or prior to December 31, 2025. The number of performance-based options is reported based on achievement of 100% of the target performance goals.

(4)	Based on the closing price of our common stock as of December 31, 2024 of $2.36 per share.

(5)	The PSUs will vest on the Approval Date, subject to the recipient’s remaining in Continuous Service through the Approval Date; provided, however, that if the Approval Date does not occur on or prior to December 31, 2025, the PSUs shall expire without vesting.

(6)	The values of the PSUs are based on achievement of 100% of the target performance goals.

Employment Arrangements

We have entered into employment agreements with each of our named executive officers. The agreements set forth the named executive officer’s initial base salary, bonus potential, eligibility for employee benefits and severance benefits upon a qualifying termination of employment, subject to certain non-solicitation and non-competition provisions. Any potential payments and benefits due upon a qualifying termination of employment or a change in control are further described below under “—Potential Payments and Benefits upon Termination or Change in Control.”

Agreement with Joseph Oliveto

In April 2019 in connection with our initial public offering, we entered into an amended and restated employment agreement with Mr. Oliveto, which we further amended in June 2020, pursuant to which he was, among other items, entitled to a specified base salary and an annual target performance bonus.

For 2024, Mr. Oliveto’s annual base salary was $601,520 and target annual performance bonus was 50% of his annual base salary. The Board, upon recommendation of the Compensation Committee, determined not to increase or otherwise modify Mr. Oliveto’s annual base salary and target annual performance bonus from 2023 levels.

Agreement with David Bharucha

We entered into an employment agreement with Dr. Bharucha, our Chief Medical Officer, in February 2022. Pursuant to his agreement, Dr. Bharucha was entitled to an annual base salary and was eligible to receive an annual target performance bonus.

For 2024, Dr. Bharucha’s annual base salary was $458,350 and target annual performance bonus was 40% of his annual base salary. The Compensation Committee determined not to increase or otherwise modify Dr. Bharucha’s annual base salary and target annual performance bonus from 2023 levels, as determined by the Board in its sole discretion.

Agreement with Amit Hasija

We entered into an employment agreement with Mr. Hasija, our Chief Financial Officer and Executive Vice President of Corporate Development, in September 2019, which we further amended in June 2020, pursuant to which he was, among other items, entitled to a specified base salary and an annual target performance bonus

For 2024, Mr. Hasija’s annual base salary was $437,750 and target annual performance bonus was 35% of his annual base salary. The Board, upon recommendation of the Compensation Committee, determined not to increase or otherwise modify Mr. Hasija’s annual base salary and target annual performance bonus from 2023 levels.

Potential Payments and Benefits upon Termination or Change in Control

Regardless of the manner in which a named executive officer’s employment with us terminates, the named executive officer is entitled to receive amounts earned during his term of service, including salary and accrued unused vacation pay. In addition, each of our named executive officers is eligible to receive certain benefits pursuant to his employment agreement with us as follows:

Joseph Oliveto

Under his amended and restated employment agreement, if Mr. Oliveto is terminated by us without cause or if Mr. Oliveto resigns for good reason, he is entitled to salary continuation and reimbursement of premiums to continue health care benefits for a period of 12 months, subject to his execution of a general release in favor of the Company. If Mr. Oliveto is terminated without cause or resigns for good reason within 30 days prior to, or 12 months following, a change in control, he is entitled to receive (i) salary continuation and reimbursement of premiums to continue health care benefits for a period of 18 months, (ii) a one-time bonus equal to one and a half times his target bonus for the year in which he is terminated and (iii) accelerated vesting of any outstanding and unvested share options, subject in the case of the foregoing clauses (i) and (ii), to his execution of a general release in favor of our Company.

David Bharucha

Under his employment agreement, if Dr. Bharucha is terminated by us without cause or if Dr. Bharucha resigns for good reason, he is entitled to salary continuation and reimbursement of premiums to continue health care benefits for a period of nine months, subject to his execution of a general release in favor of our Company. If Dr. Bharucha is terminated without cause or resigns for good reason within 30 days prior to, or 12 months following, a change in control, he is entitled to receive (i) salary continuation and reimbursement of premiums to continue health care benefits for a period of nine months, (ii) a one-time bonus equal to his target bonus for the year in which he is terminated and (iii) accelerated vesting of any outstanding and unvested share options, subject in the case of the foregoing clauses (i) and (ii), to his execution of a general release in favor of our Company.

Amit Hasija

Under his employment agreement, if Mr. Hasija is terminated by us without cause or if Mr. Hasija resigns for good reason, he is entitled to salary continuation and reimbursement of premiums to continue health care benefits for a period of nine months, subject to his execution of a general release in favor of our Company. If Mr. Hasija is terminated without cause or resigns for good reason within 30 days prior to, or 12 months following, a change in control, he is entitled to receive (i) salary continuation and reimbursement of premiums to continue health care benefits for a period of 12 months, (ii) a one-time bonus equal to his target bonus for the year in which he is terminated and (iii) accelerated vesting of any outstanding and unvested share options, subject in the case of the foregoing clauses (i) and (ii), to his execution of a general release in favor of our Company.

Health and Welfare and Retirement Benefits; Perquisites

Beginning in 2019, all employees either receive insurance coverage made available to the U.S. employees or group benefits insurance coverage made available to the Canadian employees. In November 2019, our Compensation Committee authorized the creation of a 401(k) plan and a registered retirement savings plan for our employees in the United States or Canada, which we have subsequently implemented for participation by our employees. We generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances. Our Board may elect to adopt qualified or nonqualified benefit plans in the future, if it determines that doing so is in our best interests.

Clawback Policy

In November 2023, the Compensation Committee adopted our Incentive Compensation Recoupment Policy (the “Clawback Policy”), designed to comply with Rule 10D-1 of the Exchange Act and Nasdaq Listing Rule 5608, which provides for recoupment of incentive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the relevant securities laws. The Clawback Policy applies to our current and former executive officers. Compensation that is granted, earned or vested based wholly or in part upon attainment of a Financial Reporting Measure (as defined in the Clawback Policy) is subject to recoupment. A copy of our Clawback Policy is filed as exhibit 97.1 to our Annual Report on Form 10-K for our fiscal year ended December 31, 2024.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

From time to time, the Company grants stock options to its employees, including the named executive officers. Historically, the Company has granted new-hire option awards on or soon after a new hire’s employment start date and annual refresh employee option grants in the first or second quarters of each fiscal year, which refresh grants are typically approved at the regularly scheduled meeting of the Compensation Committee occurring in such quarter. Also, non-employee directors receive automatic grants of initial and annual stock option awards, at the time of a director’s initial appointment or election to the board and at the time of each annual meeting of the Company’s shareholders, respectively, pursuant to the Non-Employee Director Compensation Policy, as further described under the heading, “Director Compensation—Non-Employee Director Compensation Policy” below. The Company does not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. The Compensation Committee considers whether there is any material nonpublic information (“MNPI”) about the Company when determining the timing of stock option grants and does not seek to time the award of stock options in relation to the Company’s public disclosure of MNPI. The Company has not timed the release of MNPI for the purpose of affecting the value of executive compensation.

Equity Incentive Plans

2019 Equity Incentive Plan

Our Board adopted and our shareholders approved the 2019 Plan in April 2019. Our 2019 Plan is a successor to and continuation of our 2011 Plan. The 2019 Plan became effective upon the completion of our initial public offering in May 2019 and was amended in connection with our 2022 annual meeting of shareholders. Since the effectiveness of the 2019 Plan, no further grants have been or will be made under the 2011 Plan.

Awards. Our 2019 Plan provides for the grant of incentive stock options (“ISOs”), within the meaning of Section 422 of the Code, to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (“NSOs”), share appreciation rights, restricted share awards, restricted share unit awards, performance share awards, performance cash awards and other forms of share awards to employees, directors and consultants, including employees and consultants of our affiliates.

Authorized Shares. The maximum number of our common shares that may be issued under our 2019 Plan was initially 4,710,564 shares, which is the sum of (1) 1,923,501 new shares, plus (2) the number of shares (not to exceed 2,787,063 shares) (i) that remained available for the issuance of awards under our 2011 Plan at the time our 2019 Plan became effective, and (ii) any shares subject to outstanding options or other share awards that were granted under our 2011 Plan that terminate or expire prior to exercise or settlement; are forfeited because of the failure to vest; or are reacquired or withheld (or not issued) to satisfy a tax withholding obligation or the purchase or exercise price. In addition, the number of our common shares reserved for issuance under our 2019 Plan automatically increases on January 1 of each calendar year, starting on January 1, 2022 through January 1, 2029, in an amount equal to 4% of the total number of our capital shares outstanding on the last day of the calendar month before the date of each automatic increase, or a lesser number of shares determined by our Board. In connection with our 2022 annual meeting of shareholders, we amended the 2019 Plan to provide that (1) an additional 1,000,000 shares may be issued pursuant to share awards granted under the 2019 Plan and (2) an additional 3,000,000 shares are authorized for issuance under the 2019 Plan pursuant to the grant of incentive stock options. In addition, 125,323 options have been forfeited under the 2011 Plan since the adoption of the 2019 Plan and have become available for issuance under the 2019 Plan. As of December 31, 2024, none of previously issued options had been cancelled under the 2019 Plan and were available for future grants. As of December 31, 2024, there were 9,522,270 shares available for issuance under the 2019 Plan, of which 922,575 shares were available for future grants. As of December 31, 2024, options to purchase 7,604,606 common shares, at exercise prices ranging from $1.39 to $21.48 per share, or a weighted-average exercise price of $4.97 per share, were outstanding under our 2019 Plan.

Shares subject to share awards granted under our 2019 Plan that expire or terminate without being exercised in full or that are paid out in cash rather than in shares do not reduce the number of shares available for issuance under our 2019 Plan. If any common shares issued pursuant to a share award are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required to vest, the shares that are forfeited or repurchased will revert to and again become available for issuance under the 2019 Plan. Any shares subject to an award that are surrendered in satisfaction of tax withholding obligations or as consideration for the exercise or purchase price of a share award will again become available for issuance under the 2019 Plan.

The maximum number of common shares subject to share awards granted under the 2019 Plan or otherwise during any one calendar year to any non-employee director, taken together with any cash fees paid by us to such non-employee director during such calendar year for service on the Board, will not exceed $750,000 in total value (calculating the value of any such share awards based on the grant date fair value of such share awards for financial reporting purposes), or, with respect to the calendar year in which a non-employee director is first appointed or elected to our Board, $1,100,000.

Plan Administration. Our Board, or a duly authorized committee of our Board, has the authority to administer our 2019 Plan and is referred to as the “plan administrator” herein. Our Board may also delegate to one or more of our officers the authority to (1) designate employees (other than officers) to receive specified share awards and (2) determine the number of shares subject to such share awards. Under our 2019 Plan, the plan administrator has the authority to determine award recipients, grant dates, the numbers and types of share awards to be granted, the applicable fair market value, and the provisions of each share award, including the period of exercisability and the vesting schedule applicable to a share award.

Under the 2019 Plan, the plan administrator also generally has the authority to effect, with the consent of any adversely affected participant, (A) the reduction of the exercise, purchase, or strike price of any outstanding award; (B) the cancellation of any outstanding award and the grant in substitution therefore of other awards, cash, or other consideration; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

Options. ISOs and NSOs are granted under option agreements adopted by the plan administrator. The plan administrator determines the exercise price for options, within the terms and conditions of the 2019 Plan, provided that the exercise price of an option generally cannot be less than 100% of the fair market value of our common shares on the date of grant. Options granted under the 2019 Plan vest at the rate specified in the option agreement as determined by the plan administrator.

The plan administrator determines the term of options granted under the 2019 Plan, up to a maximum of 10 years. Unless the terms of an optionholder’s option agreement provide otherwise, if an optionholder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws or our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of common shares issued upon the exercise of an option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) a net exercise of the option if it is an NSO, or (4) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer in each case, (i) an option may be transferred pursuant to a domestic relations order, official marital settlement agreement, or other divorce or separation instrument and (ii) an optionholder may designate a beneficiary who may exercise the option following the optionholder’s death.

Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our common shares with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of our equity benefit plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own shares possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the option exercise price is at least 110% of the fair market value of the shares subject to the option on the date of grant, and (2) the term of the ISO does not exceed five years from the date of grant.

Restricted Share Unit Awards. Restricted share unit awards are granted under restricted share unit award agreements adopted by the plan administrator. Restricted share unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our Board and permissible under applicable law. A restricted share unit award may be settled by cash, delivery of shares, a combination of cash and shares as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted share unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted share unit award. Except as otherwise provided in the applicable award agreement, restricted share unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Share Awards. Restricted share awards are granted under restricted share award agreements adopted by the plan administrator. A restricted share award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us, or any other form of legal consideration that may be acceptable to our Board and permissible under applicable law. The plan administrator determines the terms and conditions of restricted share awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the common shares held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Share Appreciation Rights. Share appreciation rights are granted under share appreciation right agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a share appreciation right, which generally cannot be less than 100% of the fair market value of our common shares on the date of grant. A share appreciation right granted under the 2019 Plan vests at the rate specified in the share appreciation right agreement as determined by the plan administrator.

The plan administrator determines the term of share appreciation rights granted under the 2019 Plan, up to a maximum of 10 years. If a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested share appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the share appreciation right following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested share appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, share appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a share appreciation right be exercised beyond the expiration of its term.

Performance Awards. The 2019 Plan permits the grant of performance-based share and cash awards. Our Compensation Committee may structure awards so that the share or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period.

The performance goals that may be selected include one or more of the following: (i) sales; (ii) revenues; (iii) assets; (iv) expenses; (v) market penetration or expansion; (vi) earnings from operations; (vii) earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization, incentives, service fees or extraordinary or special items, whether or not on a continuing operations or an aggregate or per share basis; (viii) net income or net income per common share (basic or diluted); (ix) return on equity, investment, capital or assets; (x) one or more operating ratios; (xi) borrowing levels, leverage ratios or credit rating; (xii) market share; (xiii) capital expenditures; (xiv) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (xv) share price, dividends or total shareholder return; (xvi) development of new technologies or products; (xvii) sales of particular products or services; (xviii) economic value created or added; (xix) operating margin or profit margin; (xx) customer acquisition or retention; (xxi) raising or refinancing of capital; (xxii) successful hiring of key individuals; (xxiii) resolution of significant litigation; (xxiv) acquisitions and divestitures (in whole or in part); (xxv) joint ventures and strategic alliances; (xxvi) spin-offs, split-ups and the like; (xxvii) reorganizations; (xxviii) recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings; (xxix) or strategic business criteria, consisting of one or more objectives based on the following goals: achievement of timely development, design management or enrollment, meeting specified market penetration or value added, payor acceptance, patient adherence, peer reviewed publications, issuance of new patents, establishment of or securing of licenses to intellectual property, product development or introduction (including, without limitation, any clinical trial accomplishments, regulatory or other filings, approvals or milestones, discovery of novel products, maintenance of multiple products in pipeline, product launch or other product development milestones), geographic business expansion, cost targets, cost reductions or savings, customer satisfaction, operating efficiency, acquisition or retention, employee satisfaction, information technology, corporate development (including, without limitation, licenses, innovation, research or establishment of third-party collaborations), manufacturing or process development, legal compliance or risk reduction, patent application or issuance goals, or goals relating to acquisitions, divestitures or other business combinations (in whole or in part), joint ventures or strategic alliances; and (xxx) other measures of performance selected by the Board.

The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Our Board is authorized at any time in its sole discretion, to adjust or modify the calculation of a performance goal for such performance period in order to prevent the dilution or enlargement of the rights of participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting us, or our financial statements in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; or (c) in view of the board of director’s assessment of our business strategy, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant. Specifically, the Board is authorized to make adjustment in the method of calculating attainment of performance goals and objectives for a performance period as follows: (i) to exclude the dilutive effects of acquisitions or joint ventures; (ii) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; and (iii) to exclude the effect of any change in our outstanding common share by reason of any share dividend or split, share repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends. In addition, the Board is authorized to make adjustment in the method of calculating attainment of performance goals and objectives for a performance period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (v) to exclude the effects to any statutory adjustments to corporate tax rates; and (vi) to make other appropriate adjustments selected by the Board.

Other Share Awards. The plan administrator may grant other awards based in whole or in part by reference to our common shares. The plan administrator will set the number of shares under the share award and all other terms and conditions of such awards.

Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a share split, reverse share split, or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the 2019 Plan, (2) the class and maximum number of shares by which the share reserve may increase automatically each year, (3) the class and maximum number of shares that may be issued on the exercise of ISOs, (4) the class and maximum number of shares that may be awarded to any non-employee director and (5) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding share awards.

Corporate Transactions. Our 2019 Plan provides that in the event of certain specified significant corporate transactions (or a change in control, as defined below), unless otherwise provided in an award agreement or other written agreement between us and the award holder, the plan administrator may take one or more of the following actions with respect to such share awards:

●	arrange for the assumption, continuation, or substitution of a share award by a successor corporation;

●	arrange for the assignment of any reacquisition or repurchase rights held by us to a successor corporation;

●	accelerate the vesting, in whole or in part, of the share award and provide for its termination if not exercised (if applicable) at or before the effective time of the transaction;

●	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us;

●	cancel or arrange for the cancellation of the share award, to the extent not vested or not exercised before the effective time of the transaction, in exchange for a cash payment, if any; or

●	make a payment equal to the excess, if any, of (A) the value of the property the participant would have received on exercise of the award immediately before the effective time of the transaction, over (B) any exercise price payable by the participant in connection with the exercise.

The plan administrator is not obligated to treat all share awards or portions of share awards in the same manner and is not obligated to take the same actions with respect to all participants.

Under the 2019 Plan, a corporate transaction is generally the consummation of: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of more than 50% of our outstanding securities, (3) a merger, amalgamation, arrangement or consolidation where we do not survive the transaction, or (4) a merger or consolidation where we do survive the transaction but our common shares outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control. In the event of a change in control, the plan administrator may take any of the above-mentioned actions. Awards granted under the 2019 Plan may be subject to additional acceleration of vesting and exercisability upon or after a change in control as may be provided in the applicable share award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur. Under the 2019 Plan, a change in control is generally (1) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding shares, (2) a merger, amalgamation, arrangement, consolidation or similar transaction in which our shareholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction, (3) a sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our shareholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction, (4) a complete dissolution or liquidation of the company or (5) when a majority of our Board becomes comprised of individuals who were both not serving on our Board on the date of the underwriting agreement related to our initial public offering, or the incumbent board, and whose nomination, appointment, or election was not approved by a majority of the incumbent board still in office.

Plan Amendment or Termination. Our Board has the authority to amend, suspend, or terminate our 2019 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our shareholders. No ISOs may be granted after the tenth anniversary of the date our Board adopted the 2019 Plan. No share awards may be granted under our 2019 Plan while it is suspended or after it is terminated. In connection with our 2022 annual meeting of shareholders, we amended the 2019 Plan to provide that (1) an additional 1,000,000 shares may be issued pursuant to share awards granted under the 2019 Plan and (2) an additional 3,000,000 shares are authorized for issuance under the 2019 Plan pursuant to the grant of incentive stock options.

2011 Stock Option Plan

General. Our Board originally adopted and our shareholders initially approved our 2011 Plan in August 2011. We have subsequently amended and restated our 2011 Plan, most recently in October 2018, the purpose of which was to increase the number of shares available for issuance under our 2011 Plan. Our shareholders approved this recent amendment and restatement in October 2018. Our 2011 Plan terminated upon the adoption of our 2019 Plan; however, awards outstanding under our 2011 Plan will continue in full effect in accordance with their existing terms.

Share Reserve. No future stock awards will be made under our 2011 Plan. As of December 31, 2023, options to purchase 1,694,233 common shares, at exercise prices ranging from $0.84 to $9.42 per share, or a weighted-average exercise price of $2.09 per share, were outstanding under our 2011 Plan. Any common shares subject to awards under our 2011 Plan that terminate or expire prior to exercise or settlement, are forfeited because of the failure to vest, or are reacquired or withheld (or not issued) to satisfy a tax withholding obligation or the purchase or exercise price will become available for issuance under our 2019 Plan.

Administration. The Compensation Committee of our Board administers our 2011 Plan. Our Board has full authority and discretion to take any actions it deems necessary or advisable for the administration of our 2011 Plan. Our Board may cancel, amend, adjust or otherwise change any outstanding options under such circumstances as it may consider appropriate in accordance with the provisions of the 2011 Plan.

Types of Awards. Our 2011 Plan provided for the grant of incentive share options and nonstatutory share options to purchase common shares of our share capital to employees, members of our Board and consultants. Incentive share options may have only been granted only to employees.

Options. The exercise price of options granted under our 2011 Plan was equal to or exceeded the fair market value of a common share of our share capital on the grant date. Options expire at the time determined by the administrator, but in no event more than ten years after they are granted, and generally expire earlier if the optionholder’s service terminates.

Capital Reorganization. If we effect a subdivision, consolidation, or similar reorganization, or any other change in capitalization that, in the option of the administrator, warrants the replacement or amendment of any existing options, the administrator may adjust: (i) the number of common shares that may be acquired on the exercise of any options; and/or (ii) the exercise price of any outstanding options, as necessary.

Other Events Affecting the Corporation. In the event of an amalgamation, combination, merger or other reorganization involving the exchange of our common shares, by sale or lease of assets or otherwise, that, in the opinion of the administrator, in its discretion, warrants the replacement or amendment of any existing options in order to adjust: (a) the number of common shares that may be acquired on the exercise of any outstanding options; and/or (b) the exercise price of any outstanding options in order to preserve proportionately the rights and obligations of the optionees, the administrator will authorize such steps to be taken as may be equitable and appropriate to that end.

Liquidity Event. Notwithstanding anything else provided in the 2011 Plan or any option agreement, upon a liquidity event, our Board (or a committee thereof) may:

●	cause the conversion or exchange of any outstanding options into or for options, rights or other securities of substantially equivalent value (or greater value), in any entity participating in or resulting from such liquidity event; and/or

●	accelerate the vesting of any or all outstanding options to provide that such outstanding options will be fully vested and exercisable contemporaneously with the completion of the transaction resulting in the liquidity event.

In general, a “liquidity event” means the acquisition of the company by another entity by means of any transaction or series of related transactions, which results in one person, together with any related entities of such person, acquiring beneficial ownership, or exercising direction or control, over more than 50% of the combined voting power attached to all of our outstanding securities; a sale, lease, transfer, exclusive license or disposition of all or substantially all of our assets; our adoption of a plan of liquidation providing for the distribution of all or substantially all of our assets; or any other event so specified by our Board, subject to certain exceptions.

Transferability. A participant may not transfer options under our 2011 Plan other than by will, the laws of descent and distribution, or as otherwise provided under our 2011 Plan.

Plan Amendment or Termination. Subject to any shareholders agreement, our Board may terminate the 2011 Plan at any time without shareholder approval. Our Board has the authority to amend our 2011 Plan, provided that such action is approved by our shareholders to the extent shareholder approval is necessary. As described above, our 2011 Plan terminated upon the effective date of our 2019 Plan.

2019 Employee Share Purchase Plan

Our Board adopted and our shareholders approved the 2019 Employee Share Purchase Plan (the “ESPP”), in April 2019. The ESPP became effective in connection with our initial public offering in May 2019. The purpose of the ESPP is to secure the services of new employees, to retain the services of existing employees, and to provide incentives for such individuals to exert maximum efforts toward our success and that of our affiliates. The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code for U.S. employees. In addition, the ESPP authorizes grants of purchase rights that do not comply with Section 423 of the Code under a separate non-423 component. In particular, where such purchase rights are granted to employees who are employed or located outside the United States, our Board may adopt rules that are beyond the scope of Section 423 of the Code.

Share Reserve. The ESPP initially authorized the issuance of 278,764 common shares of our share capital under purchase rights granted to our employees or to employees of any of our designated affiliates. The number of shares of our share capital reserved for issuance automatically increases on January 1 of each calendar year, beginning on January 1, 2020 through January 1, 2029, by the lesser of (1) 1% of the total number of shares of our share capital outstanding on the last day of the calendar month before the date of the automatic increase and (2) 487,837 shares; provided that before the date of any such increase, our Board may determine that such increase will be less than the amount set forth in clauses (1) and (2). As of December 31, 2024, we had 1,798,766 common shares available under the ESPP, of which 1,503,030 were available for future purchases.

Administration. Our Board administers the ESPP and may delegate its authority to administer the ESPP to our Compensation Committee. The ESPP is implemented through a series of offerings under which eligible employees are granted purchase rights to purchase shares of our share capital on specified dates during such offerings. Under the ESPP, we may specify offerings with durations of not more than 27 months, and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of our share capital will be purchased for employees participating in the offering. An offering under the ESPP may be terminated under certain circumstances.

Payroll Deductions. Generally, all regular employees, including executive officers, employed by us or by any of our designated affiliates, may participate in the ESPP and may contribute, normally through payroll deductions, up to 15% of their earnings (as defined in the ESPP) for the purchase of our share capital under the ESPP. Unless otherwise determined by our Board, common shares will be purchased for the accounts of employees participating in the ESPP at a price per share that is at least the lesser of (1) 85% of the fair market value of a share of our share capital on the first date of an offering or (2) 85% of the fair market value of a share of our share capital on the date of purchase.

Limitations. Employees may have to satisfy one or more of the following service requirements before participating in the ESPP, as determined by our Board, including: (1) being customarily employed for more than 20 hours per week, (2) being customarily employed for more than five months per calendar year or (3) continuous employment with us or one of our affiliates for a period of time (not to exceed two years). No employee may purchase shares under the ESPP at a rate in excess of $25,000 worth of our common shares based on the fair market value per share of our common shares at the beginning of an offering for each calendar year such a purchase right is outstanding. Finally, no employee will be eligible for the grant of any purchase rights under the ESPP if immediately after such rights are granted, such employee has voting power over 5% or more of our outstanding capital shares measured by vote or value under Section 424(d) of the Code.

Changes to Capital Structure. In the event that there occurs a change in our capital structure through such actions as a share split, merger, amalgamation, arrangement, consolidation, reorganization, recapitalization, reincorporation, share dividend, dividend in property other than cash, large nonrecurring cash dividend, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or similar transaction, the Board will make appropriate adjustments to: (1) the class(es) and maximum number of shares reserved under the ESPP, (2) the class(es) and maximum number of shares by which the share reserve may increase automatically each year, (3) the class(es) and number of shares subject to and purchase price applicable to outstanding offerings and purchase rights and (4) the class(es) and number of shares that are subject to purchase limits under ongoing offerings.

Corporate Transactions. In the event of certain significant corporate transactions, any then-outstanding rights to purchase our shares under the ESPP may be assumed, continued, or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue, or substitute for such purchase rights, then the participants’ accumulated payroll contributions will be used to purchase shares of our share capital within 10 business days before such corporate transaction, and such purchase rights will terminate immediately.

Under the ESPP, a corporate transaction is generally the consummation of: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of more than 50% of our outstanding securities, (3) a merger, amalgamation, arrangement or consolidation where we do not survive the transaction and (4) a merger, amalgamation, arrangement or consolidation where we do survive the transaction but the shares of our share capital outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

Amendment or Termination. Our Board has the authority to amend or terminate our ESPP, provided that except in certain circumstances such amendment or termination may not materially impair any outstanding purchase rights without the holder’s consent. We will obtain shareholder approval of any amendment to our ESPP as required by applicable law or listing requirements

Non-Employee Director Compensation

In April 2019, our Board approved a non-employee director compensation policy that became effective in connection with our initial public offering in May 2019. This policy was amended most recently amended in July 2024. Under this policy, as amended, we pay each of our non-employee directors a cash retainer for service on the Board and for service on each committee on which the director is a member. The chairperson of each committee receives a higher retainer for such service. These retainers are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment will be prorated for any portion of such quarter that the director is not serving on our Board or the applicable committee. The retainers paid to non-employee directors for service on the Board and for service on each committee of the Board on which the director is a member are as follows:

Position	Annual Service Retainer	Chairperson Additional Annual Retainer
Board of Directors	$42,500	$30,000
Audit Committee	10,000	10,000
Compensation Committee	7,500	7,500
Nominating and Corporate Governance Committee	5,000	5,000

In addition, under our non-employee director compensation policy, each non-employee director elected to our Board receives an option to purchase 80,000 of our common shares. The shares subject to each such option vest monthly over a three-year period, subject to the director’s continued service as a director. Further, on the date of the annual meeting of the shareholders, each non-employee director that continues to serve as a non-employee member on our Board will receive an option to purchase 40,000 of our common shares. The shares subject to each such option will vest in twelve equal monthly installments following the date of grant, provided that such grant shall in any case vest in full on the date of the next year’s annual grant, subject to the director’s continued service as a director, and provided further, that such shares will vest in full upon a change in control (as defined in the 2019 Plan). The exercise price per share of these options will equal the fair market value of our common shares on the date of grant.

This policy is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our shareholders.

Director Compensation Table

The following table sets forth information regarding the compensation earned for service on our Board by our non-employee directors during the year ended December 31, 2024. Joseph Oliveto also served on our Board, but did not receive any additional compensation for his service as a director and therefore is not included in the table below.

The compensation for Joseph Oliveto as a named executive officer is set forth above under “—Summary Compensation Table.”

NAME	FEES EARNED OR PAID IN CASH ($)	OPTION AWARDS ($)(1)(2)	TOTAL ($)
Robert J. Wills	92,500	42,642	135,142
Stuart M. Duty(3)	23,750	136,742	160,492
Seth H.Z. Fischer	59,250	42,642	101,892
Lisa M. Giles	66,000	42,642	108,642
Debra K. Liebert(4)	42,738	42,642	85,380
Joseph C. Papa(5)	18,261	81,774	100,035
Richard Pasternak(4)	42,738	42,642	85,380
Andrew Saik(3)	26,250	136,742	162,992
Michael Tomsicek	70,000	42,642	112,642

(1)	In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during fiscal year 2024 computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 9 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. These amounts do not reflect the actual economic value that will be realized by our non-employee directors upon the vesting of the share options, the exercise of the share options or the sale of the common shares underlying such share options.

(2)	The following table provides information regarding the number of common shares underlying share options granted to our non-employee directors that were outstanding as of December 31, 2024:

NAME	OPTION AWARDS OUTSTANDING AT YEAR-END
Robert J. Wills	160,000
Stuart M. Duty	120,000
Seth H.Z. Fischer	112,000
Lisa M. Giles	160,000
Debra K. Liebert(a)	164,000
Joseph C. Papa	80,000
Richard Pasternak(a)	164,000
Andrew Saik	120,000
Michael Tomsicek	172,447

(a)	Debra K. Liebert and Richard Pasternak ceased to be Directors upon their retirement as of the date of the 2024 annual meeting of shareholders.

(3)	Stuart M. Duty and Andrew Saik were appointed to our Board in July 2024.

(4)	Debra K. Liebert and Richard Pasternak retired from the Board as of the date of the 2024 annual meeting of shareholders.

(5)	Joseph C. Papa was appointed to the Board in September 2024.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2024.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(#)	Weighted-average exercise price of outstanding options, warrants and rights (b)($)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(#)
Equity compensation plans approved by security holders:			1
2011 Stock Option Plan	1,632,485	2.11	—	(1)
2019 Equity Incentive Plan	7,604,606	4.97	922,575	(2)
2019 Employee Share Purchase Plan	—	—	1,503,030	(3)
Equity compensation plans not approved by security holders	—	—	—
2021 Inducement Plan (4)	496,000	5.99	504,000
Total	9,733,091	4.54	2,929,605

(1)	Following the adoption of the 2019 Plan, no additional share awards have been or will be granted under the 2011 Plan. Any shares becoming available under the 2011 Plan by repurchase, forfeiture, expiration or cancellation will become available for grant under the 2019 Plan.

(2)	The number of the Company’s common shares reserved for issuance under the 2019 Plan automatically increases on January 1 of each calendar year, starting on January 1, 2020 through January 1, 2029, in an amount equal to 4% of the total number of the Company’s capital shares outstanding on the last day of the calendar month before the date of each automatic increase, or a lesser number of shares determined by the Board. In connection with our 2022 annual meeting of shareholders, we amended the 2019 Plan to provide that (1) an additional 1,000,000 shares may be issued pursuant to share awards granted under the 2019 Plan and (2) an additional 3,000,000 shares are authorized for issuance under the 2019 Plan pursuant to the grant of incentive stock options. On January 1, 2025, 2,134,159 common shares were added to the reserve for the 2019 Plan.

(3)	The number of Company’s common shares reserved for issuance under the 2019 ESPP automatically increases on January 1 of each calendar year, beginning on January 1, 2020 through January 1, 2029, by the lesser of (1) 1% of the total number of shares of the Company’s share capital outstanding on the last day of the calendar month before the date of the automatic increase and (2) 487,837 shares; provided that before the date of any such increase, the Board may determine that such increase will be less than the amount set forth in clauses (1) and (2). On January 1, 2025, 487,837 common shares were added to the reserve for the 2019 ESPP.

(4)	In November 2021, our Board adopted the 2021 Inducement Plan, under which we reserved 1,000,000 of the Company's common shares. Shareholder approval of the 2021 Inducement Plan was not required under Nasdaq Marketplace Rule 5635(c)(4). The 2021 Inducement Plan provides for the issuance of nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards and other stock awards exclusively to individuals who were not previously employees or directors of the Company, or who had experienced a bona fide period of non-employment, as an inducement material to the individual's entry into employment with us within the meaning of Nasdaq Marketplace Rule 5635(c)(4). The terms of awards under the 2021 Inducement Plan are substantially similar to those of the 2019 Equity Incentive Plan, including the treatment of awards upon a corporate transaction or change in control. As of December 31, 2024, 496,000 options to purchase shares were outstanding under the 2021 Inducement Plan. All options granted under the 2021 Plan have a maximum term of ten years. Awards under the 2021 Inducement Plan may be amended by the Board or Compensation Committee at any time or from time to time in accordance with the terms of the 2021 Inducement Plan and applicable law.

For more detail regarding the Company’s equity compensation plans, see the section entitled “Equity Incentive Plans” starting on page 68 in this Proxy Statement.

For more detail regarding individual compensation agreements providing for equity compensation, see the section entitled “Employment Arrangements” starting on page 66 in this Proxy Statement.

PAY VERSUS PERFORMANCE

The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee view the link between the Company’s performance and named executive officer (“NEO”) pay. This disclosure is intended to comply with the requirements of Item 402(v) of Regulation S-K applicable to “smaller reporting companies.” For additional information about our pay for performance compensation philosophy and how we seek to align executive compensation with the Company’s performance, refer above to Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards Table.

The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term “compensation actually paid” is required by the SEC’s rules and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described above in the Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards Table. Our Chief Executive Officer is our principal executive officer and is referred to as PEO in the headers to the following tables.

Year	Summary Compensation Table Total for PEO(1)(2)	Compensation Actually Paid to PEO(1)(3)	Average Summary Compensation Table Total for Non-PEO NEOs(1)(2)	Average Compensation Actually Paid to Non-PEO NEOs(1)(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(4)	Net Income (Loss)(5)
2024	$882,261	$973,155	$618,846	$656,240	$42.17	$(41,519)
2023	$1,978,092	$454,206	$1,113,184	$546,725	$141.32	$(59,685)

(1)	The following individuals are our PEO and other non-PEO NEOs for each fiscal year:

Year	PEO	Non-PEO NEOs
2024	Joseph Oliveto	David Bharucha and Amit Hasija
2023	Joseph Oliveto	David Bharucha and Amit Hasija

(2)	Represents the amount of total compensation reported for our PEO and the average total compensation for our Non-PEO NEOs for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation─Summary Compensation Table.”

(3)	The dollar amounts reported in this column represent the amount of compensation actually paid to the PEO and the average amount of compensation actually paid to our Non-PEO NEOs, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the PEO’s total compensation to determine the compensation actually paid:

Year	NEOs	Summary Compensation Table (“SCT”) Total Compensation	Deduct: Grant Date Fair Value of the “Stock Awards” and “Option Awards” Columns in the SCT for Applicable FY*	Add: Fair Value at Applicable FY End of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End*	Add: Change in Fair Value from the end of the Prior FY to the end of the Applicable FY of Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End*	Add: Vesting Date Fair Value of Awards Granted during Prior FY that Vested During Applicable FY*	Deduct: Fair Value at Prior Year End of Awards Granted during Prior FY that were Forfeited during Applicable FY*	Add: Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date*	Compensation Actually Paid
	PEO	882,261	—	—	117,600	(26,706)	—	—	973,155
2024	Average Non-PEO NEOs	618,846	—	—	46,037	(8,643)	—	—	656,240
	PEO	1,978,092	1,028,621	403,200	(972,813)	74,348	—	—	454,206
2023	Average Non-PEO NEOs	1,113,184	450,022	176,400	(342,668)	49,831	—	—	546,725

*	The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(4)	Total Shareholder Return (“TSR”) is determined based on the value of an initial fixed investment of $100 on December 31, 2022. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(5)	The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Cumulative TSR

The following graph sets forth the relationship between Compensation Actually Paid to our PEO and the average of Compensation Actually Paid to our Non-PEO NEOs, on the one hand, to the Company’s cumulative TSR over the two most recently completed fiscal years.

Compensation Actually Paid and Net Income (Loss)

The following graph sets forth the relationship between Compensation Actually Paid to our PEO and the average of Compensation Actually Paid to our Non-PEO NEOs, on the one hand, to the Company’s net income (loss) over the two most recently completed fiscal years, on the other.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions and agreements since January 1, 2024 and any currently proposed transactions or agreements, to which we were, or are to be, a participant (or to which any of our subsidiaries was, or is to be, a participant), in which (1) the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year end for the last two completed fiscal years, and (2) any of the following persons had or will have a direct or indirect material interest, other than compensation and other arrangements that are described under the section titled “Executive Compensation”: (i) any director; (ii) director nominee; (iii) executive officer; (iv) holders of more than 5% of our share capital; (v) any person who beneficially owns, or controls or directs, directly or indirectly, voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to all outstanding voting securities of the Company other than voting securities held by the person as underwriter in the course of a distribution; and (vi) a director or executive officer of any of the Company’s subsidiary or of any person set forth in the preceding clause (v); and (vii) associates, affiliates or members of the immediate family of any person set forth in the preceding clauses (i)-(vi).

We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that we would pay or receive, as applicable, in arm’s-length transactions.

Registration Rights Agreement

We are party to a third amended and restated registration rights agreement, dated October 15, 2018, with certain holders of common shares issued upon conversion of preferred shares. This agreement provides that these holders are entitled to certain registration rights, including the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we otherwise file. The registration rights will terminate upon the earliest of (i) the occurrence of certain mergers or consolidations of the Company, (ii) the date on which the shares that are the subject to the agreement are publicly sold, or if they may be publicly sold: (x) pursuant to Rule 144 of the Securities Act and (y) Section 2.5 of Regulation 45-102 respecting Resale of Securities, as adopted by the Canadian Securities Administrators of and (iii) five years after the completion of such offering.

Cooperation Agreement

On July 14, 2024, we entered into the Cooperation Agreement with Alta Fundamental Advisors LLC a Delaware limited liability company (“Alta”), regarding the membership and composition of our Board. Pursuant to the Cooperation Agreement, the Company appointed Mr. Duty and Mr. Saik to our Board, and agreed to appoint one additional director, as soon as reasonably practicable after the date of the Cooperation Agreement (and in any event prior to September 6, 2024. The Cooperation Agreement also contains customary standstill, mutual non-disparagement and expense reimbursement provisions. The Cooperation Agreement, including the standstill and non-disparagement provisions therein, remains in effect until the conclusion of the 2025 Annual Meeting unless the Cooperation Agreement is earlier terminated in accordance with its terms

While the Cooperation Agreement is in effect, Alta has agreed to vote all of their shares of the Company in accordance with the Board’s recommendations on all proposals or business that may be the subject of shareholder action at shareholder meetings, except (i) if either Institutional Shareholder Services Inc. or Glass Lewis & Co., LLC issues a voting recommendation that differs from the Board’s recommendation with respect to any proposals (other than a proposal with respect to director elections or removal), and (ii) Alta shall be permitted to vote in its sole discretion with respect to certain any Extraordinary Transaction (as defined in the Cooperation Agreement) that is subject to a vote of the Company’s shareholders.

Private Placements

Royalty Purchase Agreement

On March 27, 2023, we entered into a Purchase and Sale Agreement (the “Royalty Purchase Agreement”) with RTW Investments, LP and certain of its affiliates (collectively, “RTW”).

Pursuant to the Royalty Purchase Agreement, RTW agreed to purchase, following U.S. Food and Drug Administration (“FDA”) approval of etripamil (subject to certain conditions), in exchange for a purchase price of $75.0 million, the right to receive a tiered quarterly royalty payments (the “royalty interest”) on the annual net product sales of etripamil in the United States in an amount equal to: (i) 7% (the “Initial Tier Royalty”) of annual net sales up to $500 million, (ii) 4% of annual net sales greater than $500 million and less than or equal to $800 million, and (iii) 1% of annual net sales greater than $800 million. If certain revenue thresholds for aggregate annual net sales in the United States are not met, the Initial Tier Royalty will increase to 9.5% beginning on January 1 of the following calendar year until a subsequent sales threshold is attained, at which time the Initial Tier Royalty would revert back to 7%.

The Royalty Purchase Agreement contains various representations and warranties, covenants, indemnification obligations and other provisions customary for transactions of this nature, including the grant of a back-up security interests in the purchased royalties and certain assets related to etripamil and restrictions on the incurrence of additional indebtedness.

Note Purchase Agreement

On March 27, 2023, we entered into a Note Purchase Agreement (as amended, the “Note Purchase Agreement”) with RTW. Pursuant to the Note Purchase Agreement, on March 29, 2023, we issued and sold $50 million principal amount of 6.0% Convertible Senior Notes due 2029 (the “2029 Convertible Notes”) to RTW.

The 2029 Convertible Notes are senior secured obligations and are guaranteed on a senior secured basis by our wholly owned subsidiary, Milestone Pharmaceuticals USA, Inc. Interest at the annual rate of 6.0% is payable quarterly in cash or, at our option, payable in kind for the first three years. The maturity date for the 2029 Convertible Notes will be March 31, 2029 (the “Maturity Date”). The obligations under the 2029 Convertible Notes are secured by substantially all of our and our subsidiary guarantor’s assets.

Each $1,000 of principal of the 2029 Convertible Notes (including any interest added thereto as payment in kind) is convertible into 191.0548 shares of our common shares, equivalent to an initial conversion price of approximately $5.23 per share, subject to customary anti-dilution adjustments. In addition, following a notice of redemption or certain corporate events that occur prior to the Maturity Date, we will, in certain circumstances, increase the conversion rate for a Holder who elects to convert its 2029 Convertible Notes in connection with such notice of redemption or corporate event.

Subject to specified conditions, on or after March 27, 2027, the 2029 Convertible Notes are redeemable by us if the closing sale price of the common shares exceeds 150% of the conversion price then in effect for at least 20 trading days (whether or not consecutive), including the trading day immediately preceding the date on which we provide notice of redemption, during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which we provide notice of redemption, at a redemption price equal to 100% of the principal amount of the 2029 Convertible Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

The Note Purchase Agreement contains customary terms and covenants, including negative covenants, such as limitations on indebtedness, liens, disposition of royalty interest and mergers. The Note Purchase Agreement also contains customary events of default, including defaults related to payment compliance, material inaccuracy of representations and warranties, covenant compliance, bankruptcy and insolvency proceedings, cross defaults to certain other agreements, judgment default and certain clinical trial failures.

March 2024 Private Placement

On March 4, 2024, we issued and sold to certain institutional and accredited investors (the “Investors”) in a private placement (the “Private Placement”) an aggregate of 19,666,667 of the Company’s common shares (the “Shares”), without par value, in addition to pre-funded warrants (the “Private Placement Pre-Funded Warrants”) to purchase an aggregate of 3,333,333 shares of common stock. The purchase price per Share was $1.50 (or $1.499 per Private Placement Pre-Funded Warrant, which represents the purchase price per Share to be sold in the Private Placement, minus the $0.001 per share exercise price of each such Private Placement Pre-Funded Warrants). Affiliates of RTW Investments, LP, an existing investor that previously held five percent or more of the Company’s outstanding common shares, purchased all the Private Placement Pre-Funded Warrants.

Other Transactions

We have entered into various employment-related agreements with our executive officers that, among other things, provide for compensatory and certain change in control benefits. For a description of these agreements and arrangements, see the section titled “Executive Compensation.”

We have also granted options to purchase shares of our common shares to our executive officers and directors. For a description of these options, see the section titled “Executive Compensation.”

Indemnity Agreements

We have entered, and intend to continue to enter, into separate indemnity agreements with each of our directors and executive officers, in addition to the indemnification provided for in our Bylaws. These indemnity agreements provide our directors and executive officers with contractual rights to indemnification and, in some cases, expense advancement in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request. For more information regarding these indemnity agreements, see “Management—Limitation on Liability and Indemnification Matters.”

Related Party Transaction Policy

In connection with the completion of our initial public offering in May 2019, our Board adopted a written related party transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related party transactions. For purposes of this policy only, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any related person are participants involving an amount that exceeds the lesser of $120,000 or 1% of the average of our total assets at year end for the last two completed fiscal years. Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. A “related person” is any executive officer, director, nominee to become a director or a holder of more than 5% of our share capital, or any affiliate or member of the immediate family of the foregoing.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to our Audit Committee or, where review by our Audit Committee would be inappropriate due to a conflict of interest, to another independent body of our Board, for review. The presentation must include a description of, among other things, all of the parties, the direct and indirect interests of the related persons, the purpose of the transaction, the material facts, the benefits of the transaction to us and whether any alternative transactions are available, an assessment of whether the terms are comparable to the terms available from unrelated third parties and management’s recommendation. To identify related-person transactions in advance, we rely on information supplied by our executive officers, directors and certain significant shareholders. In considering related-person transactions, our Audit Committee or another independent body of our Board takes into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to us;

●	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

●	the terms of the transaction;

●	the availability of other sources for comparable services or products; and

●	the terms available to or from, as the case may be, unrelated third parties under the same or similar circumstances.

All of the transactions described in this section that occurred prior to the completion of our initial public offering in May 2019 were entered into prior to the adoption of this policy. Although prior to May 2019 we did not have a written policy for the review and approval of transactions with related persons, our Board had historically reviewed and approved any transaction where a director or officer had a financial interest, including the transactions described above. Prior to approving such a transaction, the material facts as to a director’s or officer’s relationship or interest in the agreement or transaction were disclosed to our Board. Our Board took this information into account when evaluating the transaction and in determining whether such transaction was fair to us and in the best interest of all our shareholders. Since the completion of our initial public offering in May 2019 and the implementation of our related persons transactions policy, our Board has complied with the provisions of this policy in analyzing such transactions.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS

Submitting Shareholder Proposals for the 2026 Annual Meeting of Shareholders

A shareholder who is entitled to vote at the 2026 Annual Meeting of Shareholders may raise a shareholder proposal for consideration at such Annual Meeting of Shareholders. We will consider such shareholder proposal for inclusion in the proxy materials for the 2026 Annual Meeting only if, among other conditions and requirements, our Corporate Secretary receives such proposal (at 1111 Dr. Frederik-Philips Boulevard, Suite 420, Montréal, Québec, H4M 2X6, Canada):

(i)	submitted pursuant to Rule 14a-8 (“Rule 14a-8”) of the General Rules and Regulations promulgated under the Exchange Act, on or before February 10, 2026. If the date of the 2026 Annual Meeting of Shareholders is advanced or delayed more than 30 days from June 10, 2026, the anniversary of the 2025 Annual Meeting, shareholder proposals intended to be included in the proxy statement for the 2026 Annual Meeting of Shareholders must be received by us within a reasonable time before we begin to print and mail the proxy statement, or provide a notice to you with respect to accessing such proxy statement on the Internet, for the 2026 Annual Meeting of Shareholders, or

(ii)	submitted pursuant to Chapter VII, Division 1 of the QBCA on or before January 30, 2026. In the event the Company does not receive a valid shareholder proposal by April 30, (i) the Company will not be required to include such proposal in the proxy materials for the 2026 Annual Meeting and (ii) the proxy to be solicited by the Board for the 2026 Annual Meeting of Shareholders will confer discretionary authority on the holders of the proxy to vote the common shares if the proposal is presented at the 2026 Annual Meeting of Shareholders without any discussion of the proposal in the proxy materials for that meeting.

The use of certified mail, return receipt, is advised.

Submitting Director Nominations for the 2026 Annual Meeting of Shareholders

Our Bylaws provide that shareholders seeking to nominate candidates for election as Directors must provide timely notice in writing to the Company’s secretary by personal delivery or facsimile transmission at the number shown on the Company’s issuer profile on SEDAR at www.sedar.com. The purpose of this advance notice requirement is to: (i) inform the Company of nominees for election at a shareholder meeting proposed by a shareholder sufficiently in advance of such meeting; (ii) provide an opportunity to inform all shareholders of any potential proxy contest and proposed Director nominees sufficiently in advance of the meeting; and (iii) enable the Board to make informed recommendations or present alternatives to shareholders.

To be timely, a shareholder’s notice must be received by the Company:

(i)	in the case of an annual meeting of shareholders (including an annual and special), not less than 30 nor more than 60 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting is made, notice by the nominating shareholder may be made not later than the close of business on the tenth (10th) day following the Notice Date; and

(ii)	in the case of a special meeting (which is not an annual meeting) of shareholders called for the purpose of electing Directors (whether or not called for other purposes), not later than the close of business on the 15th day following the day on which public announcement of the date of the special meeting was made.

Our Bylaws also prescribe the proper written form for a shareholder’s notice as well as additional requirements in connection with nominations. Subject to the Board’s discretion as provided in our Bylaws, shareholders who fail to comply with the advance notice requirements and the other requirements set out in the Bylaws, would not be entitled to make nominations for Directors at an annual or special meeting of shareholders.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 11, 2026. If the date of the 2026 Annual Meeting of Shareholders is advanced or delayed by more than 30 days from the date of the Annual Meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2026 Annual Meeting of Shareholders or the 10th calendar day following public announcement by the Company of the date of the 2026 Annual Meeting of Shareholders.

COMMUNICATION WITH THE BOARD

Shareholders and other interested parties may contact the Company’s Directors or independent Directors in writing, as a group or individually, by directing their correspondence to the attention of Milestone Investor Relations, Milestone Pharmaceuticals Inc., 1111 Dr. Frederik-Philips Boulevard, Suite 420, Montréal, Québec, H4M 2X6, Canada. Shareholders and other interested parties may also contact the Company’s Directors by calling the Company’s helpline in the United States and Canada at 1-866-207-4739 or by sending an email to our Compliance Officer at compliance@milestonepharma.com. The Company’s compliance officer will log incoming information and forward appropriate messages promptly to the Director(s). Communications are distributed to the Board or to any individual Director or Directors as appropriate, depending on the facts and circumstances outlined in the communication.

Certain items that are unrelated to the duties and responsibilities of the Board will not be distributed to the Board, such as mass mailings, product complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. In addition, material that is inappropriate or unsuitable will be excluded, with the provision that any communication that is excluded must be made available to any non-employee Director upon request.

Communications that include information better addressed by the Audit Committee will be addressed directly by that Committee.

ANNUAL REPORT AND ADDITIONAL INFORMATION

Our financial information is contained in the Company’s consolidated annual financial statements and related management discussion and analysis (the “MD&A”) for the fiscal year ended December 31, 2024. Our Annual Report is available on the Internet at our website at www.milestonepharma.com (under the tab “Investors” and under the subtab “Annual Reports Archive”) or on SEDAR at www.sedar.com or through the SEC’s electronic data system called EDGAR at www.sec.gov. To request a printed copy of our Annual Report or consolidated financial statements and related MD&A as of and for the year ended December 31, 2024, which we will provide to you without charge, either write to Milestone Investor Relations at Milestone Pharmaceuticals Inc., 1111 Dr. Frederik-Philips Boulevard, Suite 420, Montréal, Québec H4M 2X6, Canada, or send an email to Milestone Investor Relations at ir@milestonepharma.com. Neither the Annual Report nor the consolidated financial statements and related MD&A as of and for the year ended December 31, 2024 form part of the material for the solicitation of proxies. Additional information relating to the Company may be found on SEDAR at www.sedar.com or on EDGAR at www.sec.gov.

PROXY SOLICITATION

We will bear the entire cost of solicitation, including the preparation, assembly, Internet hosting, maintaining a dedicated call line and printing and mailing the Notice and any other paper proxy materials that may be sent by mail. In addition to soliciting proxies by telephone, Internet and mail, Directors, officers or employees of the Company may, without special compensation, solicit proxies in person, by telephone, telegraph, courier service, advertisement, telecopier or other electronic means. We will bear the entire cost of solicitation, including the preparation, assembly, Internet hosting, maintaining a dedicated call line, and printing and mailing the Notice and any other paper proxy materials that may be sent by mail. We will pay those entities holding common shares in the names of their beneficial owners, such as brokers, nominees, fiduciaries and other custodians for their reasonable fees and expenses in forwarding solicitation material to their beneficial owners and for obtaining their instructions.

HOUSEHOLDING OF PROXY MATERIALS

Companies and intermediaries (e.g., brokers) are permitted under the SEC’s rules to satisfy the delivery requirements for proxy materials and annual reports with respect to two or more shareholders sharing the same address by delivering a single management proxy circular and proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of brokers with account holders who are our shareholders “household” our proxy materials. A single management proxy circular and proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you prefer to receive multiple copies of the separate management proxy circular and proxy statement or Notice Regarding Internet Availability of Proxy Materials, as applicable, at the same address for the Annual Meeting or for any future Annual Meetings of Shareholders, additional copies will be provided promptly upon written or oral request to your broker, or by contacting us at Milestone Pharmaceuticals Inc., Attn: Investor Relations, 1111 Dr. Frederik-Philips Boulevard, Suite 420, Montréal, Québec H4M 2X6, Canada, telephone 514-336-0444. Shareholders who currently receive multiple copies of the Proxy Statement or Notice Regarding Internet Availability of Proxy Materials at their address and would like to request “householding” of their communications should contact their broker.

MISCELLANEOUS

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendation of the Board, the designated proxyholders intend to vote the common shares represented by the Proxies appointing them on such matters in accordance with the recommendation of the Board and the authority to do so is included in the Proxy.

As of the date this Proxy Statement, the Board knows of no other matters which are likely to come before the Annual Meeting. If any amendment, variation or other business is properly brought before the meeting, the enclosed Proxy confers discretion on the persons named on the form of proxy to vote on such matter.

By Order of the Board of Directors,

/s/ Joseph Oliveto
Joseph Oliveto
President and Chief Executive Officer

Montréal, Québec

April 30, 2025

WE WILL MAIL WITHOUT CHARGE UPON WRITTEN REQUEST A COPY OF OUR MOST RECENT ANNUAL REPORT, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO: CORPORATE SECRETARY, MILESTONE PHARMACEUTICALS INC., 1111 Dr. Frederik-Philips Boulevard, Suite 420, Montréal, Québec H4M 2X6, Canada. THE ANNUAL REPORT IS ALSO AVAILABLE FREE OF CHARGE ON THE COMPANY WEBSITE: WWW.MILESTONEPHARMA.COM.

ANNEX A

MILESTONE PHARMACEUTICALS INC.

MANDATE OF THE

BOARD OF DIRECTORS

The board of directors (the “Board”) of Milestone Pharmaceuticals Inc. (the “Company”) is elected by shareholders and is responsible for the stewardship of the activities and affairs of the Company. The Board seeks to discharge such responsibility by reviewing, discussing and approving the Company’s strategic planning and organizational structure and supervising management to oversee that the strategic planning and organizational structure preserve and enhance the business of the Company and the Company’s underlying value.

DUTIES OF DIRECTORS

The Board discharges its responsibility for overseeing the management of the Company’s business by delegating to the Company’s senior officers the responsibility for day-to-day management of the Company. The Board discharges its responsibilities both directly and by delegation through its committees. In addition to these regular committees, the Board may appoint ad hoc committees periodically to address certain issues of a more short-term nature.

The Board’s primary roles are overseeing the Company’s performance and the quality, depth and continuity of management needed to meet the Company’s strategic objectives.

Other principal duties, which may be carried out directly or via one or more committees, include, but are not limited to the following categories:

Appointment of Management

1.	The Board is responsible for approving the appointment of the chief executive officer (the “CEO”) and all other senior management.

2.	In approving the appointment of the CEO and all other senior management, the Board will, to the extent feasible, satisfy itself as to the integrity of these individuals and that they create a culture of integrity throughout the Company.

3.	The Board from time to time delegates to senior management the authority to enter into certain types of transactions, including financial transactions, subject to specified limits. Investments and other expenditures above the specified limits, and material transactions outside the ordinary course of business are reviewed by and are subject to the prior approval of the Board.

4.	The Board oversees that succession planning programs are in place, including programs to train and develop management.

5.	The Board assesses and revises the Company’s executive compensation policy to, among other things, better align management’s interests with those of the shareholders. This includes establishing minimum shareholding requirements for senior management.

Board Organization

6.	The Board will receive recommendations from the Nominating and Corporate Governance Committee (the “NCG Committee”), but retains responsibility for managing its own affairs by giving its approval for its composition and size, the selection of the Chairperson of the Board, the selection of the Lead Independent Director of the Board, if applicable, candidates nominated for election to the Board, committee and committee chairperson appointments, committee charters and director compensation.

7.	The Board may establish committees of the Board, where required or prudent, and define their mandate. The Board may delegate to Board committees matters it is responsible for, including the approval of compensation of the Board and management, the conduct of performance evaluations and oversight of internal controls systems, but the Board retains its oversight function and ultimate responsibility for these matters and all other delegated responsibilities.

8.	The Board will oversee orientation and education program for new directors and ongoing educational opportunities for continuing directors.

Strategic Planning

9.	The Board has oversight responsibility to participate directly, and through its committees, in reviewing, questioning and approving the mission of the Company and its objectives and goals.

10.	The Board is responsible for participating in the development of, and reviewing and approving, the business, financial and strategic plans by which it is proposed that the Company may reach those goals.

Monitoring of Financial Performance and Other Financial Reporting Matters

11.	The Board is responsible for enhancing congruence between shareholder expectations, the Company’s plans and management performance.

12.	The Board is responsible for adopting processes for monitoring the Company’s progress toward its strategic and operational goals, and for revising and altering its directions to management in light of changing circumstances affecting the Company.

13.	The Board is responsible for approving the audited financial statements, management’s discussion and analysis accompanying such financial statements and the annual earnings press release.

14.	The Board is responsible for reviewing and approving material transactions outside the ordinary course of business and those matters which the Board is required to approve under the Articles, including the payment of dividends, purchase and redemptions of securities, acquisitions and dispositions.

Risk Management

15.	The Board is responsible for overseeing the identification of the principal risks of the Company’s business and the implementation of appropriate systems to effectively monitor and manage such risks with a view to the long-term viability of the Company and achieving a proper balance between the risks incurred and the potential return to the Company’s shareholders.

Policies and Procedures

16.	The Board is responsible for:

(a)	approving and assessing compliance with all significant policies and procedures by which the Company is operated; and

(b)	approving policies and procedures designed to ensure that the Company operates at all times within applicable laws and regulations.

17.	The Board is responsible for supporting a corporate culture of integrity and responsible stewardship.

18.	The Board shall enforce its policy respecting confidential treatment of the Company’s proprietary information and the confidentiality of Board deliberations.

Communications and Reporting

19.	The Board is responsible for:

(a)	overseeing the accurate reporting of the financial performance and condition of the Company to shareholders, other securityholders and regulators on a timely and regular basis;

(b)	encouraging effective and adequate communication with shareholders, other stakeholders and the public; and

(c)	ensuring the integrity and adequacy of internal controls and management information systems.

Certain Individual Responsibilities of the Members of the Board

20.	Each member of the Board is expected to attend all meetings of the Board, unless adequate notification of absence is provided.

21.	Each member of the Board is expected to have reviewed all materials provided in connection with a meeting in advance of such meeting and be prepared to discuss such materials at the meeting.

REVIEW AND DISCLOSURE

The Board shall review and reassess the adequacy of this Mandate for the Board of Directors (the “Mandate”) periodically and otherwise as it deems appropriate and amend it accordingly. The performance of the Board shall be evaluated with reference to this Mandate.

The Board shall ensure that this Mandate is disclosed on the Company’s website and that this Mandate or a summary of it which has been approved by the NCG Committee is disclosed in accordance with all applicable securities laws or regulatory requirements.

Dated this 8th day of May, 2019

Annex B

Milestone Pharmaceuticals Inc. 2019 Equity Incentive Plan, As Amended

MILESTONE PHARMACEUTICALS INC.

2019 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: APRIL 10, 2019

APPROVED BY THE SHAREHOLDERS: APRIL 29, 2019

IPO DATE: MAY 8, 2019

AMENDED BY THE BOARD OF DIRECTORS: APRIL 19, 2022

APPROVED BY THE SHAREHOLDERS: JULY 5, 2022

AMENDED BY THE BOARD OF DIRECTORS: APRIL 30, 2025

APPROVED BY THE SHAREHOLDERS: [ ], 2025

1.             GENERAL.

(a)           Successor to and Continuation of Prior Plan. The Plan is intended as the successor to and continuation of the Milestone Pharmaceuticals Inc. Third Amended and Restated Stock Option Plan (the “Prior Plan”). From and after 12:01 a.m. Eastern time on the IPO Date, no additional share awards will be granted under the Prior Plan. All Awards granted on or after 12:01 a.m. Eastern Time on the IPO Date will be granted under this Plan. All share awards granted under the Prior Plan will remain subject to the terms of the Prior Plan.

(i)             Any shares that would otherwise remain available for future grants under the Prior Plan as of 12:01 a.m. Eastern Time on the IPO Date (the “Prior Plan’s Available Reserve”) will cease to be available under the Prior Plan at such time. Instead, that number of Common Shares equal to the Prior Plan’s Available Reserve will be added to the Share Reserve (as further described in Section 3(a) below) and will be immediately available for grants and issuance pursuant to Share Awards hereunder, up to the maximum number set forth in Section 3(a) below.

(ii)            In addition, from and after 12:01 a.m. Eastern time on the IPO Date, any shares subject, at such time, to outstanding share awards granted under the Prior Plan that (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or otherwise return to the Company; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a share award (such shares the “Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Returning Shares, up to the maximum number set forth in Section 3(a) below.

(b)           Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(c)           Available Awards. The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Share Appreciation Rights (iv) Restricted Share Awards, (v) Restricted Share Unit Awards, (vi) Performance Share Awards, (vii) Performance Cash Awards, and (viii) Other Share Awards.

(d)           Purpose. The Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Shares.

2.             ADMINISTRATION.

(a)           Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

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(b)           Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)             To determine (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Shares under the Award; (E) the number of Common Shares subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Share Award.

(ii)            To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii)           To settle all controversies regarding the Plan and Awards granted under it.

(iv)           To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or Common Shares may be issued in settlement thereof).

(v)             To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent except as provided in subsection (viii) below.

(vi)           To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or bringing the Plan or Awards granted under the Plan into compliance with the requirements for Incentive Stock Options or ensuring that they are exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek shareholder approval of any amendment of the Plan that (A) materially increases the number of Common Shares available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which Common Shares may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii)           To submit any amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding incentive stock options or (B) Rule 16b-3.

(viii)         To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

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(ix)           Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x)             To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(xi)           To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Share Award; (B) the cancellation of any outstanding Share Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Share Award, (3) Restricted Share Unit Award, (4) Other Share Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of Common Shares as the cancelled Share Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

(c)            Delegation to Committee.

(i)             General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)            Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d)           Delegation to an Officer. The Board may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Share Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of Common Shares to be subject to such Share Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of Common Shares that may be subject to the Share Awards granted by such Officer and that such Officer may not grant a Share Award to himself or herself. Any such Share Awards will be granted on the form of Share Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(w)(iii) below.

(e)           Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.             SHARES SUBJECT TO THE PLAN.

(a)           Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Share Awards will not exceed 16,792,722 shares (the “Share Reserve”), which number is the sum of (i) 4,000,000 shares that were approved at the Company’s 2025 Annual Meeting of Stockholders, plus (ii) 1,000,000 shares that were approved at the Company’s 2022 Annual Meeting of Stockholders, plus (iii)

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1,923,501 shares that were approved in connection with the initial adoption of the Plan as of the Adoption Date, plus (iv) 1,662,048 shares subject to the Prior Plan’s Available Reserve that were approved in connection with the initial adoption of the Plan as of the IPO Date plus (v) 8,207,173 shares that were added pursuant to the annual automatic share increase on January 1st of the years 2020 through 2025, plus (vi) the number of shares that are Returning Shares, as such shares become available from time to time.

For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of Common Shares that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Share Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b)           Reversion of Shares to the Share Reserve. If a Share Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Share Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than shares), such expiration, termination or settlement will not reduce (or otherwise offset) the number of Common Shares that may be available for issuance under the Plan. If any Common Shares issued pursuant to a Share Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares subject to a Share Award (or portion thereof) that are surrendered to the Company in satisfaction of tax withholding obligations on a Share Award or as consideration for the exercise or purchase price of a Share Award will again become available for issuance under the Plan.

(c)             Incentive Stock Option Limit. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of Common Shares that may be issued pursuant to the exercise of Incentive Stock Options will be 29,131,292 Common Shares.

(d)             Limitation on Grants to Non-Employee Directors. The maximum number of shares of Common Stock subject to Share Awards granted under the Plan or otherwise during a single calendar year to any Non-Employee Director, taken together with any cash fees paid by the Company to such Non-Employee Director during such calendar year for service on the Board, will not exceed seven hundred fifty thousand dollars ($750,000) in total value (calculating the value of any such Share Awards based on the grant date fair value of such Share Awards for financial reporting purposes), or, with respect to the calendar year in which a Non-Employee Director is first appointed or elected to the Board, one million one hundred thousand dollars ($1,100,000).

(e)             Source of Shares. The shares issuable under the Plan will be authorized but unissued Common Shares.

4.             ELIGIBILITY.

(a)             Eligibility for Specific Share Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Share Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Share Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the shares underlying such Share Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Share Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Share Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Share Awards comply with the distribution requirements of Section 409A of the Code.

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(b)             Ten Percent Shareholders. A Ten Percent Shareholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5.             PROVISIONS RELATING TO OPTIONS AND SHARE APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for Common Shares purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a)             Term. Subject to the provisions of Section 4(b) regarding Ten Percent Shareholders, no Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.

(b)           Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Shareholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Shares subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Shares subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or share appreciation right pursuant to a corporate transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in Common Shares equivalents.

(c)           Purchase Price for Options. The purchase price of Common Shares acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i)             by cash, check, bank draft or money order payable to the Company;

(ii)            pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the shares subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)           if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Common Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Common Shares will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares otherwise issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares otherwise issuable are withheld to satisfy tax withholding obligations; or

(iv)           in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

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(d)           Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Share Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of Common Shares equal to the number of Common Share equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Share equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Shares, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e)           Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i)             Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

(ii)           Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)          Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Shares or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Shares or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f)            Vesting Generally. The total number of Common Shares subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of Common Shares as to which an Option or SAR may be exercised.

(g)           Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service), but only within the period of time ending on the earlier of (i) the date that is three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement, which period will not be less than thirty (30) days if necessary to comply with applicable laws unless such termination is for Cause) and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR as applicable will terminate.

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(h)           Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement or other written agreement between the Participant and the Company, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Common Shares would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements or other applicable securities laws, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Shares received on exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Shares received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i)             Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement, which period will not be less than six (6) months if necessary to comply with applicable laws) and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j)             Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Award Agreement, which period will not be less than six (6) months if necessary to comply with applicable laws) and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k)           Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l)             Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any Common Shares until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Share Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Share Awards and are hereby incorporated by reference into such Share Award Agreements.

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6.             PROVISIONS OF SHARE AWARDS OTHER THAN OPTIONS AND SARS.

(a)           Restricted Share Awards. Each Restricted Share Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, Common Shares may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Share Award lapse; or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Share Award Agreements may change from time to time, and the terms and conditions of separate Restricted Share Award Agreements need not be identical. Each Restricted Share Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)             Consideration. A Restricted Share Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)            Vesting. Common Shares awarded under the Restricted Share Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)           Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the Common Shares held by the Participant as of the date of termination of Continuous Service under the terms of the Restricted Share Award Agreement.

(iv)           Transferability. Common Shares acquired under the Restricted Share Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Share Award Agreement, as the Board will determine in its sole discretion, so long as Common Shares awarded under the Restricted Share Award Agreement remains subject to the terms of the Restricted Share Award Agreement.

(v)             Dividends. A Restricted Share Award Agreement may provide that any dividends paid on Common Shares will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Share Award to which they relate.

(b)           Restricted Share Unit Awards. Each Restricted Share Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Share Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Share Unit Award Agreements need not be identical. Each Restricted Share Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)             Consideration. At the time of grant of a Restricted Share Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each Common Share subject to the Restricted Share Unit Award. The consideration to be paid (if any) by the Participant for each Common Share subject to a Restricted Share Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)           Vesting. At the time of the grant of a Restricted Share Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Share Unit Award as it, in its sole discretion, deems appropriate.

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(iii)          Payment. A Restricted Share Unit Award may be settled by the delivery of Common Shares, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Share Unit Award Agreement.

(iv)           Additional Restrictions. At the time of the grant of a Restricted Share Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the Common Shares (or their cash equivalent) subject to a Restricted Share Unit Award to a time after the vesting of such Restricted Share Unit Award.

(v)             Dividend Equivalents. Dividend equivalents may be credited in respect of Common Shares covered by a Restricted Share Unit Award, as determined by the Board and contained in the Restricted Share Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional Common Shares covered by the Restricted Share Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Share Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Share Unit Award Agreement to which they relate.

(vi)           Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Share Unit Award Agreement or other written agreement between a Participant and the Company or an Affiliate, such portion of the Restricted Share Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c)           Performance Awards.

(i)             Performance Share Awards. A Performance Share Award is a Share Award that is payable (including that may be granted, may vest or may be settled) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Share Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or Committee, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board or the Committee may determine that cash may be used in payment of Performance Share Awards.

(ii)           Performance Cash Awards. A Performance Cash Award is a cash award that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or Committee, in its sole discretion. The Board or Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii)           Board Discretion. The Board retains the discretion to adjust or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Share Award Agreement or the written terms of a Performance Cash Award.

(d)           Other Share Awards. Other forms of Share Awards valued in whole or in part by reference to, or otherwise based on, Common Shares, including the appreciation in value thereof (e.g., options or share rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Shares at the time of grant) may be granted either alone or in addition to Share Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Share Awards will be granted, the number of Common Shares (or the cash equivalent thereof) to be granted pursuant to such Other Share Awards and all other terms and conditions of such Other Share Awards.

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7.             COVENANTS OF THE COMPANY.

(a)           Availability of Shares. The Company will keep available at all times the number of Common Shares reasonably required to satisfy then outstanding Share Awards.

(b)           Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan, as necessary, such authority as may be required to grant Share Awards and to issue Common Shares upon exercise or settlement of the Share Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act or other securities or applicable laws, the Plan, any Share Award or any Common Shares issued or issuable pursuant to any such Share Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance of Common Shares under the Plan, the Company will be relieved from any liability for failure to issue Common Shares upon exercise or settlement of such Share Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Shares pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c)           No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the tax treatment or time or manner of exercising such Share Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.             MISCELLANEOUS.

(a)            Use of Proceeds from Issuance of Common Shares. Proceeds from the issuance of Common Shares pursuant to Share Awards will constitute general funds of the Company.

(b)             Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c)             Shareholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Common Shares subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of Common Shares under, the Award pursuant to its terms, and (ii) the issuance of the Common Shares subject to such Award has been entered into the books and records of the Company.

(d)             No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) subject to applicable employment standards legislation, the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is domiciled or incorporated, as the case may be.

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(e)             Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes a leave of absence) after the date of grant of any Award to the Participant, subject to applicable employment standards legislation, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f)             Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g)             Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Shares under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Shares subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Shares. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Shares under the Share Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on share certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Shares.

(h)             Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, foreign, state, provincial or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding Common Shares from the Common Shares issued or otherwise issuable to the Participant in connection with the Share Award; provided, however, that no Common Shares are withheld with a value exceeding the maximum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Share Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(i)             Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j)             Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Shares or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code or the Tax Act, as applicable. Consistent with Section 409A of the Code or the Tax Act, as applicable, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

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(k)            Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Common Shares or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

(l)             Compliance with Section 409A of the Code. Unless otherwise expressly provided for in an Award Agreement, to the extent applicable, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. To the extent Section 409A of the Code is applicable, if the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the Common Shares are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

9.             ADJUSTMENTS UPON CHANGES IN COMMON SHARES; OTHER CORPORATE EVENTS.

(a)             Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any Non-Employee Director pursuant to Section 3(d), and (iv) the class(es) and number of securities and price per share subject to outstanding Share Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b)             Dissolution. Except as otherwise provided in the Share Award Agreement, in the event of a Dissolution of the Company, all outstanding Share Awards (other than Share Awards consisting of vested and outstanding Common Shares not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such Dissolution, and the Common Shares subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Share Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Share Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Share Awards have not previously expired or terminated) before the Dissolution is completed but contingent on its completion.

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(c)            Transaction. The following provisions will apply to Share Awards in the event of a Transaction unless otherwise provided in the Share Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Share Award. In the event of a Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Share Awards, contingent upon the closing or completion of the Transaction:

(i)             arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Share Award or to substitute a similar share award for the Share Award (including, but not limited to, an award to acquire the same consideration paid to the shareholders of the Company pursuant to the Transaction);

(ii)            arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Shares issued pursuant to the Share Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)           accelerate the vesting, in whole or in part, of the Share Award (and, if applicable, the time at which the Share Award may be exercised) to a date prior to the effective time of such Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the Transaction), with such Share Award terminating if not exercised (if applicable) at or prior to the effective time of the Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Transaction, which exercise is contingent upon the effectiveness of such Transaction;

(iv)            arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Share Award;

(v)             cancel or arrange for the cancellation of the Share Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi)           make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Share Award immediately prior to the effective time of the Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be $0 if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Shares in connection with the Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action or actions with respect to all Share Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Share Award.

(d)           Change in Control. A Share Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Share Award Agreement for such Share Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.           PLAN TERM; EARLIER TERMINATION OR SUSPENSION OF THE PLAN.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board (the “Adoption Date”), or (ii) the date the Plan is approved by the shareholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

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11.           EXISTENCE OF THE PLAN; TIMING OF FIRST GRANT OR EXERCISE.

The Plan will come into existence on the Adoption Date; provided, however, that no Share Award may be granted prior to the IPO Date. In addition, no Share Award will be exercised (or, in the case of a Restricted Share Award, Restricted Share Unit Award, Performance Share Award, or Other Share Award, no Share Award will be granted) and no Performance Cash Award will be settled unless and until the Plan has been approved by the shareholders of the Company, which approval will be within 12 months after the date the Plan is adopted by the Board.

12.           CHOICE OF LAW.

The laws of the province of Quebec and the laws of Canada applicable therein will govern all questions concerning the construction, validity and interpretation of this Plan.

13.           DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)            “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b)            “Award” means a Share Award or a Performance Cash Award.

(c)            “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d)            “Board” means the Board of Directors of the Company.

(e)

(f)            “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Shares subject to the Plan or subject to any Share Award after the Adoption Date without the receipt of consideration by the Company through merger, amalgamation, arrangement, consolidation, reorganization, recapitalization, reincorporation, share dividend, dividend in property other than cash, large nonrecurring cash dividend, share split, reverse share split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(g)            “Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term means, with respect to a Participant, in addition to such meaning as shall have been or shall hereafter be ascribed to such term or similar terms from time to time by the jurisprudence or law: (i) a failure or refusal by the Participant to perform his or her customary duties or services for the Company or any Affiliate without lawful justification after being provided with 10 business days’ notice from the Company and an opportunity to cure such failure to perform, in a manner satisfactory to the Company or any Affiliate; (ii) the Participant’s conviction for a criminal act or other indictable offence pursuant to the provisions of the Criminal Code or of any other criminal or penal statute of any jurisdiction which the Company or any Affiliate reasonably determines may have an adverse effect upon the reputation or good will of the Company or any Affiliate or on the performance of the Participant’s duties, or the commission by the Participant of any indictable or criminal offence or act which denotes moral turpitude, whether relating or not to the course of employment; (iii) a breach by the Participant of, or his or her failure or refusal to perform, in any material respect, any of his or her obligations under any employment agreement, employee invention and confidentiality agreement or such other material written agreement between participant and the company or any related entity; (iv) wanting in adequate capacity or qualification to fulfil the Participant’s employment functions; (v) any breach of any non-compete or non-solicitation covenant of the participant; or (vi) any dishonest or fraudulent act relating directly or indirectly to the course of employment. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

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(h)            “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)             any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, amalgamation, arrangement, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, (C) on account of the acquisition of securities of the Company by any individual who is, on the IPO Date, either an executive officer or a Director (either, an “IPO Investor”) and/or any entity in which an IPO Investor has a direct or indirect interest (whether in the form of voting rights or participation in profits or capital contributions) of more than 50% (collectively, the “IPO Entities”) or on account of the IPO Entities continuing to hold shares that come to represent more than 50% of the combined voting power of the Company’s then outstanding securities as a result of the conversion of any class of the Company’s securities into another class of the Company’s securities having a different number of votes per share pursuant to the conversion provisions set forth in the Company’s Amended and Restated Certificate of Incorporation; or (D) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii)            there is consummated a merger, amalgamation, arrangement, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, amalgamation, arrangement, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, amalgamation, arrangement, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, amalgamation, arrangement, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; provided, however, that a merger, amalgamation, arrangement, consolidation or similar transaction will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the surviving Entity or its parent are owned by the IPO Entities;

(iii)           there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; provided, however, that a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the acquiring Entity or its parent are owned by the IPO Entities;

(iv)            the shareholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company will otherwise occur, except for a liquidation into a parent corporation; or

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(v)             individuals who, on the IPO Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of the Plan, (A) the term Change in Control will not include a sale of assets, merger amalgamation, arrangement, or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

(i)            “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(j)            “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(k)           “Common Share” means, as of the IPO Date, a common share in the share capital of the Company.

(l)            “Company” means Milestone Pharmaceuticals Inc and any successor corporation thereto.

(m)          “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(n)           “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(o)           “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)             a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)           a sale or other disposition of more than 50% of the outstanding securities of the Company;

(iii)          a merger, amalgamation, arrangement, consolidation or similar transaction following which the Company is not the surviving corporation; or

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(iv)           a merger, amalgamation, arrangement, consolidation or similar transaction following which the Company is the surviving corporation but the Common Shares outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, amalgamation, arrangement, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(p)           “Director” means a member of the Board.

(q)           “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(r)           “Dissolution” means when the Company, after having executed a certificate of dissolution with the Registraire des entreprises du Quebec, has completely wound up its affairs.

(s)           “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(t)            “Entity” means a corporation, partnership, limited liability company or other entity.

(u)           “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v)           “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their Ownership of shares of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the IPO Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(w)           “Fair Market Value” means, as of any date, the value of the Common Shares determined as follows:

(i)             If the Common Shares are listed on any established stock exchange or traded on any established market, the Fair Market Value of a Common Share will be, unless otherwise determined by the Board, the closing sales price for such share as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Shares) on the date of determination, as reported in a source the Board deems reliable.

(ii)           Unless otherwise provided by the Board, if there is no closing sales price for the Common Shares on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii)          In the absence of such markets for the Common Shares, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(x)           “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

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(y)           “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Shares, pursuant to which the Common Shares are priced for the initial public offering.

(z)           “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(aa)          “Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(bb)          “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(cc)          “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase Common Shares granted pursuant to the Plan.

(dd)          “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ee)          “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ff)           “Other Share Award” means an award based in whole or in part by reference to the Common Shares which is granted pursuant to the terms and conditions of Section 6(d).

(gg)         “Other Share Award Agreement” means a written agreement between the Company and a holder of an Other Share Award evidencing the terms and conditions of an Other Share Award grant. Each Other Share Award Agreement will be subject to the terms and conditions of the Plan.

(hh)         “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ii)           “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(jj)          “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

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(kk)        “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) sales; (ii) revenues; (iii) assets; (iv) expenses; (v) market penetration or expansion; (vi) earnings from operations; (vii) earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization, incentives, service fees or extraordinary or special items, whether or not on a continuing operations or an aggregate or per share basis; (viii) net income or net income per common share (basic or diluted); (ix) return on equity, investment, capital or assets; (x) one or more operating ratios; (xi) borrowing levels, leverage ratios or credit rating; (xii) market share; (xiii) capital expenditures; (xiv) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (xv) share price, dividends or total shareholder return; (xvi) development of new technologies or products; (xvii) sales of particular products or services; (xviii) economic value created or added; (xix) operating margin or profit margin; (xx) customer acquisition or retention; (xxi) raising or refinancing of capital; (xxii) successful hiring of key individuals; (xxiii) resolution of significant litigation; (xxiv) acquisitions and divestitures (in whole or in part); (xxv) joint ventures and strategic alliances; (xxvi) spin-offs, split-ups and the like; (xxvii) reorganizations; (xxviii) recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings; (xxix) or strategic business criteria, consisting of one or more objectives based on the following goals: achievement of timely development, design management or enrollment, meeting specified market penetration or value added, payor acceptance, patient adherence, peer reviewed publications, issuance of new patents, establishment of or securing of licenses to intellectual property, product development or introduction (including, without limitation, any clinical trial accomplishments, regulatory or other filings, approvals or milestones, discovery of novel products, maintenance of multiple products in pipeline, product launch or other product development milestones), geographic business expansion, cost targets, cost reductions or savings, customer satisfaction, operating efficiency, acquisition or retention, employee satisfaction, information technology, corporate development (including, without limitation, licenses, innovation, research or establishment of third party collaborations), manufacturing or process development, legal compliance or risk reduction, patent application or issuance goals, or goals relating to acquisitions, divestitures or other business combinations (in whole or in part), joint ventures or strategic alliances; and (xxx) other measures of performance selected by the Board.

(ll)           “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Board is authorized at any time in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; or (c) in view of the Board’s assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant. Specifically, the Board is authorized to make adjustment in the method of calculating attainment of Performance Goals and objectives for a Performance Period as follows: (i) to exclude the dilutive effects of acquisitions or joint ventures; (ii) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; and (iii) to exclude the effect of any change in the outstanding Common Shares of the Company by reason of any share dividend or split, share repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends. In addition, the Board is authorized to make adjustment in the method of calculating attainment of Performance Goals and objectives for a Performance Period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (v) to exclude the effects to any statutory adjustments to corporate tax rates; and (vi) to make other appropriate adjustments determined by the Board.

(mm)       “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Share Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(nn)          “Performance Share Award” means a Share Award granted under the terms and conditions of Section 6(c)(i).

(oo)          “Plan” means this Milestone Pharmaceuticals Inc. 2019 Equity Incentive Plan, as amended.

(pp)          “Restricted Share Award” means an award of Common Shares which is granted pursuant to the terms and conditions of Section 6(a).

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(qq)          “Restricted Share Award Agreement” means a written agreement between the Company and a holder of a Restricted Share Award evidencing the terms and conditions of a Restricted Share Award grant. Each Restricted Share Award Agreement will be subject to the terms and conditions of the Plan.

(rr)          “Restricted Share Unit Award” means a right to receive Common Shares which is granted pursuant to the terms and conditions of Section 6(b).

(ss)          “Restricted Share Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Share Unit Award evidencing the terms and conditions of a Restricted Share Unit Award grant. Each Restricted Share Unit Award Agreement will be subject to the terms and conditions of the Plan.

(tt)           “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(uu)         “Securities Act” means the Securities Act of 1933, as amended.

(vv)          “Share Appreciation Right” or “SAR” means a right to receive the appreciation on Common Shares that is granted pursuant to the terms and conditions of Section 5.

(ww)        “Share Appreciation Right Agreement” means a written agreement between the Company and a holder of a Share Appreciation Right evidencing the terms and conditions of a Share Appreciation Right grant. Each Share Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(xx)          “Share Award” means any right to receive Common Shares granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Share Award, a Restricted Share Unit Award, a Share Appreciation Right, a Performance Share Award or any Other Share Award.

(yy)          “Share Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Share Award grant. Each Share Award Agreement will be subject to the terms and conditions of the Plan.

(zz)          “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(aaa)        “Tax Act” means the Income Tax Act (Canada), as amended, including any applicable regulations and guidance thereunder.

(bbb)        “Ten Percent Shareholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or any Affiliate.

(ccc)        “Transaction” means a Corporate Transaction or a Change in Control.

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Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse and return your proxy by mail or vote by Internet at www.investorvote.com. In addition, YOU MUST go to http://www.computershare.com/milestone no later than 5:00 p.m. on the second business day preceding the day of the Meeting or any adjournment thereof, and provide Computershare with the required information for your chosen proxyholder so that Computershare may provide the proxyholder with a Control Number via email. This Control Number will allow your proxyholder to log in to and vote at the meeting. Without a Control Number your proxyholder will only be able to log in to the meeting as a guest and will not be able to vote. 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. 3. This proxy should be signed in the exact manner as the name appears on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 5:00 pm, Eastern Daylight Time, on June 6, 2025. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. 8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com Form of Proxy - Annual Meeting to be held on June 10, 2025 02304A This Form of Proxy is solicited by and on behalf of Management. Fold Fold CONTROL NUMBER • Call the number listed BELOW from a touch tone telephone. • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. • You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com. • You can attend the meeting virtually by visiting the URL provided on the back of this proxy. To Vote Using the Telephone To Vote Using the Internet To Receive Documents Electronically To Virtually Attend the Meeting Holder Account Number Security Class 1-866-732-VOTE (8683) Toll Free

I/We being holder(s) of MILESTONE PHARMACEUTICALS INC hereby appoint: Joseph Oliveto, or failing that person, Amit Hasija Appointment of Proxyholder OR as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of Milestone Pharmaceuticals, Inc. to be held online at https://meetnow.global/M7XP457, on June 10, 2025 at 11:00 a.m. Eastern Daylight Time and at any adjournment thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/milestone and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting. 01. Stuart M. Duty For Withhold 04. Joseph Oliveto 07. Michael Tomsicek 08. Robert J. Wills, PhD 02. Seth H.Z. Fischer For Withhold 05. Joseph C. Papa 03. Lisa M. Giles For Withhold 06. Andrew R. Saik 2. Appointment of Auditors - Ratification of the selection of PricewaterhouseCoopers LLP as auditor for the Company until the close of the 2026 Annual Meeting of Shareholders and the Board of Directors of the Company is hereby authorized to fix the auditors’ remuneration. 5. Say-on-Frequency - Non-binding advisory vote on the frequency of the advisory vote on compensation paid to our named executive officers. 3. 2019 Equity Incentive Plan Amendment - Approval of the Company’s 2019 Equity Incentive Plan, as amended, to remove the evergreen provision and increase the number of shares authorized for issuance by 4.0 million shares. 4. Say-on-Pay - Approval, on an advisory basis, of the compensation paid to our named executive officers. For 1 Year 2 Years Against 3 Years Abstain Abstain 1. Election of Directors AR2 Interim Financial Statements – Mark this box if you would like to receive interim financial statements and accompanying Management’s Discussion and Analysis by mail. Annual Report – Mark this box if you DO NOT want to receive the Annual Report and accompanying Management’s Discussion and Analysis by mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. 379875 02305A Fold Fold Signature of Proxyholder I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. DD / MM / YY Signature(s) Date Signing Capacity UMPQ